White & Case LLP 5 Old Broad Street London EC2N 1DW 157958786 Dated 29 September 2026 Trust Deed Constituting U.S.$500,000,000 1.500 per cent. Guaranteed Senior Unsecured Convertible Bonds due 2031 Convertible into Ordinary Shares of Harmony Gold Mining Company Limited between Harmony Gold Mining Company Limited as Issuer African Rainbow Minerals Gold Limited, Avgold Limited, Chemwes Proprietary Limited, Cobar Management Pty. Limited, Eva Copper Mine Pty Ltd, Freegold (Harmony) Proprietary Limited, Golden Core Trade and Invest Proprietary Limited, Harmony Copper Limited, Harmony Gold (Australia) Pty Limited, Harmony Moab Khotsong Operations Proprietary Limited, MAC Copper Limited, Metals Acquisition Corp. (Australia) Pty Ltd and Randfontein Estates Limited as Guarantors and Citibank, N.A., London Branch as Trustee EXECUTION VERSION Table of Contents Page 157958786 (i) 1. Interpretation .............................................................................................................................. 2 2. Covenant to Repay the Bonds .................................................................................................... 7 3. Form and Issue of Bonds ........................................................................................................... 9 4. Fees, Duties and Taxes ............................................................................................................ 10 5. Covenant of Compliance and Guarantee ................................................................................. 10 6. Cancellation of Bonds and Records ......................................................................................... 13 7. Application of Moneys ............................................................................................................ 14 8. Notice of Payments .................................................................................................................. 14 9. Investment by Trustee .............................................................................................................. 14 10. Partial Payments ...................................................................................................................... 15 11. Conversion ............................................................................................................................... 15 12. Covenants by the Issuer and Guarantors .................................................................................. 15 13. Remuneration and Indemnification of Trustee ........................................................................ 18 14. Supplement to Trustee Acts ..................................................................................................... 20 15. Trustee’s Liability .................................................................................................................... 26 16. Trustee Contracting with the Issuer and the Guarantors .......................................................... 26 17. Waiver, Authorisation and Determination ............................................................................... 27 18. Entitlement to Treat Holder as Absolute Owner ...................................................................... 27 19. Substitution .............................................................................................................................. 27 20. Currency Indemnity ................................................................................................................. 29 21. New Trustee ............................................................................................................................. 29 22. Trustee’s Retirement and Removal .......................................................................................... 30 23. Trustee’s Powers to be Additional ........................................................................................... 30 24. Notices ..................................................................................................................................... 31 25. Force Majeure .......................................................................................................................... 31 26. Governing Law and Jurisdiction .............................................................................................. 32 27. Counterparts ............................................................................................................................. 32 28. Contracts (Rights of Third Parties) Act 1999 .......................................................................... 32 Schedule 1 Form of Global Certificate .......................................................................................... 34 Schedule 2 Form of Definitive Certificate and Conditions of the Bonds ...................................... 38 Part 1 Form of Definitive Certificate ................................................................................................. 38 Part 2 Conditions of the Bonds........................................................................................................... 41 Schedule 3 Provisions for Meetings of Bondholders .................................................................. 103 Schedule 4 Form of Authorised Signatories Certificate .............................................................. 116 Schedule 5 Form of Deed of Accession ...................................................................................... 118 157958786 2 This Trust Deed is made on 29 September 2026 Between: (1) Harmony Gold Mining Company Limited, a public company with limited liability incorporated under the laws of the Republic of South Africa, (the “Issuer”); (2) Golden Core Trade and Invest Proprietary Limited, African Rainbow Minerals Gold Limited, Freegold (Harmony) Proprietary Limited, Randfontein Estates Limited, Avgold Limited, Harmony Copper Limited, Harmony Moab Khotsong Operations Proprietary Limited and Chemwes Proprietary Limited, each a private company with limited liability incorporated under the laws of South Africa (the “SA Guarantors”); (3) Harmony Gold (Australia) Pty Limited, Cobar Management Pty. Limited, Metals Acquisition Corp. (Australia) Pty Ltd and Eva Copper Mine Pty Ltd, each a private company with limited liability incorporated under the laws of Australia (the “Australian Guarantors”); (4) MAC Copper Limited, a private company with limited liability incorporated under the laws of Jersey (the “Jersey Guarantor” and together with the SA Guarantors and the Australian Guarantors, the “Guarantors”) (5) Citibank, N.A., London Branch, a national banking association formed under the laws of the United States of America, acting under its London Branch, whose registered office is at Citigroup Centre, Canada Square, Canary Wharf, London, E14 5LB, United Kingdom (the “Trustee”, which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Bondholders (as defined below). Whereas: (A) Pursuant to a resolution of the board of directors of the Issuer passed on 19 September 2026, the Issuer resolved to issue the U.S.$500,000,000 in aggregate principal amount of 1.500 per cent. guaranteed senior unsecured convertible bonds due 2031 to be constituted by this Trust Deed. (B) Pursuant to a resolution of the board of directors of each Guarantor passed on 19 March 2026, each Guarantor has agreed to give a guarantee in respect of the U.S.$500,000,000 in aggregate principal amount of 1.500 per cent. guaranteed senior unsecured convertible bonds due 2031 and to enter into certain covenants as set out in this Trust Deed. (C) Any Bonds in definitive form will be in registered form without coupons. (D) The Trustee has agreed to act as trustee of these presents for the benefit of the Bondholders upon and subject to the terms and conditions of these presents. Now this Trust Deed Witnesses and it is agreed and declared as follows: 1. Interpretation 1.1 Definitions In these presents unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings and words not defined herein have the meaning given to them in the Conditions: “Agency Agreement” means the agreement appointing the initial Principal Paying, Transfer and Conversion Agent, Paying, Transfer and Conversion Agents and Registrar in relation to the 157958786 3 Bonds and any other agreement for the time being in force appointing Successor paying, transfer and conversion agents and/or successor registrars in relation to the Bonds, or in connection with their duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to the Bonds. “Appointee” means any attorney, manager, agent, delegate, nominee, custodian, co-trustee or other person appointed by the Trustee under these presents. “Agents” means the Principal Paying, Transfer and Conversion Agent, any other Paying, Transfer and Conversion Agent, the Registrar and any other agents appointed under the Agency Agreement or any of them. “Authorised Signatory” means any person who (a) is a chair of the board of directors, chief executive officer, chief financial officer, director or the secretary of the Issuer, the relevant Guarantor or the Substituted Obligor (as the case may be) or (b) has been notified by the Issuer or the relevant Guarantor in writing to the Trustee as being duly authorised to sign documents and to do other acts and things on behalf of the Issuer or the relevant Guarantor (as the case may be) for the purposes of this Trust Deed. “Bonds” means the Bonds in registered form comprising the said U.S.$500,000,000 in aggregate principal amount of 1.500 per cent. guaranteed senior unsecured convertible bonds due 2031 of the Issuer hereby constituted or the principal amount thereof for the time being outstanding or, as the context may require, a specific number thereof and includes any replacements for Bonds issued pursuant to Condition 13, any further Bonds issued in accordance with Condition 18 and Clause 2.4 and (except for the purposes of Clause 2.4(c)) the Global Certificate. “Bondholders” means the several persons who are for the time being holders of the Bonds (being the persons whose names are entered in the register of holders of the Bonds as the holders thereof, or in the case of a joint holding, to the joint holder whose name appears first on the register of Bondholders in respect of such holding) save that, for so long as such Bonds or any part thereof are represented by the Global Certificate deposited with a common depositary for Euroclear and Clearstream, Luxembourg or, in respect of Bonds in definitive form held in an account with Euroclear or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear or Clearstream, Luxembourg (other than Clearstream, Luxembourg, if Clearstream, Luxembourg shall be an accountholder of Euroclear, and Euroclear, if Euroclear shall be an accountholder of Clearstream, Luxembourg) as the holder of a particular principal amount of the Bonds shall be deemed to be the holder of such principal amount of such Bonds (and the registered holder of the relevant Bond shall be deemed not to be the holder) for all purposes of these presents other than with respect to the payment of principal or interest accrued on such principal amount of such Bonds, the rights to which shall be vested, as against the Issuer and the Trustee, solely in such common depositary and for which purpose such common depositary shall be deemed to be the holder of such principal amount of such Bonds in accordance with and subject to its terms and the provisions of these presents; and the words “holder” and “holders” and related expressions shall (where appropriate) be construed accordingly. “Certificate” means a Global Certificate or a Definitive Certificate. “Clearstream, Luxembourg” means Clearstream Banking S.A. “Conditions” means the Conditions in the form set out in Schedule 2 as the same may from time to time be modified or supplemented in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Bonds be construed accordingly.

157958786 4 “Definitive Certificates” has the meaning set out in subclause 3.1. “Electronic Means” shall mean the following communications methods: (i) non-secure methods of transmission or communication such as e-mail and (ii) secure electronic transmission containing applicable authorisation codes, passwords and/or authentication keys issued by any Agent or the Trustee, or another method or system specified by any Agent or the Trustee as available for use in connection with its services hereunder. “Euroclear” means Euroclear Bank S.A./N.V. “Event of Default” means any of the conditions or events described in Condition 10. “Extraordinary Resolution” has the meaning set out in paragraph 1 of Schedule 3. “Global Certificate” means the global certificate in respect of the Bonds to be issued pursuant to subclause 3.1 in the form or substantially in the form set out in Schedule 1. “Liability” means any loss, damage, cost, fee, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges but excluding, for the avoidance of doubt, tax liabilities arising to the Trustee by reference to its income, profits or gains) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis. “Material Subsidiary” has the meaning given to such term in the Conditions. “outstanding” means in relation to the Bonds all the Bonds issued other than: (a) those Bonds which have been redeemed pursuant to these presents; (b) those Bonds in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including premium (if any) payable thereon) have been duly paid to the Trustee or to the Principal Paying, Transfer and Conversion Agent in the manner provided in the Agency Agreement (and where appropriate notice to that effect has been given to the Bondholders in accordance with Condition 17) and remain available for payment (against presentation of the relevant Bond, if required); (c) those Bonds in respect of which Conversion Rights have been exercised and all obligations of the Issuer duly performed in relation thereto; (d) those Bonds which have been purchased and cancelled in accordance with Condition 7 (Redemption and Purchase); (e) those Bonds which have become void under Condition 12 (Prescription); and (f) the Global Certificate to the extent that it shall have been exchanged for Bonds in definitive form pursuant to its provisions; provided that for each of the following purposes, namely: (i) the right to attend and vote at any meeting of the Bondholders or any of them, an Extraordinary Resolution in writing or an Extraordinary Resolution by way of Electronic Consent (as defined in paragraph 6 of Schedule 3) and any direction or request by the holders of the Bonds; (ii) the determination of how many and which Bonds are for the time being outstanding for the purposes of Clauses 2.5(a) and 17, Conditions 10 (Events 157958786 5 of Default), 14 (Meetings of Bondholders, Modification and Waiver, Substitution) and 15 (Enforcement) and paragraphs 4, 5 and 6 of Schedule 3; (iii) any discretion, power or authority (whether contained in these presents or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders or any of them; and (iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Bondholders or any of them, those Bonds (if any) which are for the time being held by or on behalf of or for the benefit of the Issuer, any Guarantor or any member of the Group and not cancelled in each case as beneficial owner, shall (unless and until ceasing to be so held) be deemed not to remain outstanding. “Paying, Transfer and Conversion Agents” means the several institutions (including where the context permits the Principal Paying, Transfer and Conversion Agent) at their respective specified offices initially appointed as Paying, Transfer and Conversion Agents in relation to the Bonds by the Issuer and the Guarantors pursuant to the Agency Agreement and/or, if applicable, any Successor paying, transfer and conversion agents in relation to such Bonds. “person” includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, unincorporated association, limited liability entity, organisation, trust, state or agency of a state (in each case whether or not being a separate legal entity). “Potential Event of Default” means any condition or event which, with the lapse of time and/or the issue, making or giving of any notice or certification and/or the fulfilment of any other condition provided for in Condition 10 (Events of Default), would constitute an Event of Default. “Principal Paying, Transfer and Conversion Agent” means the institution at its specified office initially appointed as principal paying, transfer and conversion agent in relation to such Bonds by the Issuer and the Guarantors pursuant to the Agency Agreement or, if applicable, any Successor principal paying agent in relation to such Bonds. “Registrar” means the institution at its specified office initially appointed as the registrar in relation to the Bonds by the Issuer and the Guarantors pursuant to the Agency Agreement or, if applicable, any Successor registrar in relation to such Bonds. “Relevant Date” has the meaning set out in Condition 3. “repay”, “redeem” and “pay” shall each include both the others and cognate expressions shall be construed accordingly. “Subsidiary” has the meaning set out in Condition 3. “Successor” means, in relation to the Principal Paying, Transfer and Conversion Agent, the other Paying, Transfer and Conversion Agents and the Registrar, any successor to any one or more of them appointed in relation to the Bonds which shall become such pursuant to the provisions of these presents and the Agency Agreement and/or such other or further principal paying, transfer and conversion agent, paying, transfer and conversion agents and/or registrar (as the case may be) in relation to such Bonds as may (with the prior approval of, and on terms previously approved by, the Trustee in writing) from time to time be appointed as such, and/or, if applicable, at such other or further specified offices (in the former case being within the same place as those for which they are substituted) as may from time to time be nominated, in each case by the Issuer and, if applicable, the Guarantors, and (except in the case of the initial 157958786 6 appointments and specified offices made under and specified in the Conditions and/or the Agency Agreement, as the case may be) notice of whose appointment or, as the case may be, nomination has been given to the Bondholders pursuant to clause 12.1(j) in accordance with Condition 17. “these presents” means this Trust Deed and the Schedules and any trust deed supplemental hereto and the Schedules (if any) thereto and the Bonds and the Conditions, all as from time to time modified in accordance with the provisions herein or therein contained. “Trust Corporation” means a trust corporation (as defined in the Law of Property Act 1925) or a corporation entitled pursuant to any other comparable legislation in any other jurisdiction to carry out the functions of a trustee. “Trustee Acts” means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales. “U.S.$” or “U.S. dollar” means the lawful currency for the time being of the United States of America. 1.2 Construction of Certain References (a) All references in these presents to principal, premium and/or other amounts payable in respect of the Bonds or to any moneys payable by the Issuer and/or the Guarantors under these presents shall be deemed to include a reference to any Cash Settlement Amount(s) payable in accordance with the Conditions upon exercise of any Conversion Rights (if applicable) and, in the case of amounts of principal and/or premium payable, a reference to any specific redemption price (as defined in the relevant Conditions) and, in any case, a reference to any additional amounts which may be payable under Condition 9 or, if applicable, under any undertaking or covenant given pursuant to subclause 12.1(l) or subclause 19.2(b). (b) All references in these presents to any statute or any provision of any statute shall be deemed also to refer to any statutory instrument, order, regulation or other subordinate legislation made thereunder and, except where the contrary is stated or the context otherwise required, any amendment, extension, consolidation, modification, re-enactment or replacement of it, for the time being in force. (c) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof. (d) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents. (e) All references in these presents to taking proceedings against the Issuer and/or the Guarantors shall be deemed to include references to proving in the winding up of the Issuer and/or the Guarantors. (f) All references in these presents to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system as is approved by the Trustee. (g) In this Trust Deed references to Schedules, clauses, subclauses, paragraphs and subparagraphs shall be construed as references to the Schedules to this Trust Deed and to the clauses, subclauses, paragraphs and subparagraphs of this Trust Deed respectively. (h) In these presents tables of contents and clause headings are included for ease of reference and 157958786 7 shall not affect the construction of these presents. (i) All references in these presents to “reasonable”, “reasonably”, “not…unreasonably” and similar expressions relating to the Trustee and any exercise of power, opinion, determination or other similar matter shall be construed as meaning reasonable, reasonably or not…unreasonably (as the case may be) having due regard to, and taking into account the interests of, the Bondholders. 2. Covenant to Repay the Bonds 2.1 The aggregate principal amount of the Bonds is limited to U.S.$ 500,000,000. The Bonds are constituted by this Trust Deed. 2.2 The Issuer covenants with the Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Bonds provided for in the Conditions, or on such earlier date as the same or any part thereof may become due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Trustee in U.S dollars in immediately available funds the principal amount of the Bonds repayable on that date and shall in the meantime and until such date (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Trustee as aforesaid interest (which shall accrue from day to day) on the principal amount of the Bonds at the rates calculated from time to time in accordance with Condition 5 and on the dates provided for in the Conditions provided that: (a) every payment of principal or interest in respect of the Bonds to or to the account of the Principal Paying, Transfer and Conversion Agent in the manner provided in the Agency Agreement shall operate in satisfaction pro tanto of the relative covenant by the Issuer in this clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Bondholders; (b) in any case where payment of principal is made to the Trustee or the Principal Paying, Transfer and Conversion Agent after the due date, interest shall continue to accrue on the principal amount of the Bonds (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid up to and including the date on which either the full amount is paid to the Bondholders or, if earlier, the fourth day after notice has been given to the Bondholders in accordance with the Conditions that the full amount has been received by the Principal Paying, Transfer and Conversion Agent or the Trustee except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the Bondholders; and (c) in any case where payment of the whole or any part of the principal amount of any Bond is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (b) above) interest shall accrue on that principal amount payment of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Bond, payment of the full amount (including interest as aforesaid) in U.S dollars payable in respect of such Bond is made or (if earlier) the fourth day after notice is given to the relevant Bondholder (in accordance with Condition 17) that the full amount (including interest as aforesaid) in U.S dollars payable in respect of such Bond is available for payment, provided that, upon further presentation thereof being duly made, such payment is made. The Trustee will hold the benefit of this covenant on trust for the Bondholders and itself in accordance with these presents.

157958786 8 2.3 At any time after an Event of Default or a Potential Event of Default shall have occurred, the Trustee may: (a) by notice in writing to the Issuer, the Guarantors, the Principal Paying, Transfer and Conversion Agent, the Registrar and the other Paying, Transfer and Conversion Agents require the Principal Paying, Transfer and Conversion Agent, the Registrar and the other Paying, Transfer and Conversion Agents (or such of them as specified by the Trustee) pursuant to the Agency Agreement: (i) to act thereafter as Principal Paying, Transfer and Conversion Agent, Registrar and Paying, Transfer and Conversion Agents respectively of the Trustee under the provisions of these presents mutatis mutandis on the terms provided in the Agency Agreement (with consequential amendments as necessary and save that the Trustee’s liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying, Transfer and Conversion Agents and the Registrar shall be limited to the amounts for the time being held by the Trustee on the trusts of these presents relating to the Bonds and available for such purpose) and thereafter to hold all Bonds and all sums, documents and records held by them in respect of the Bonds on behalf of the Trustee; or (ii) to deliver up all Bonds and all sums, documents and records held by them in respect of the Bonds to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relative Paying, Transfer and Conversion Agents or the Registrar, as the case may be, is obliged not to release by any law or regulation; and/or (b) by notice in writing to the Issuer and the Guarantors require each of them to make all subsequent payments in respect of the Bonds to or to the order of the Trustee and not to the Principal Paying, Transfer and Conversion Agent. 2.4 (a) The Issuer may from time to time, without the consent of the Bondholders, create and issue further Bonds having the same terms and conditions in all respects as the Bonds (or in all respects except for the first payment of interest on them or the first date on which Conversion Rights may be exercised) so as to be consolidated and form a single series with the Bonds. (b) Any further Bonds which are to be created and issued pursuant to Clause 2.4(a) above so as to form a single series with the Bonds and/or the further Bonds shall be constituted by a trust deed supplemental to this Trust Deed. In any such case, the Issuer and the Guarantors shall prior to the issue of any further Bonds to be so constituted execute and deliver to the Trustee a trust deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation fees, duties or taxes have been paid and, if applicable, duly stamped or denoted accordingly) containing a covenant by the Issuer in the form mutatis mutandis of Clause 2.2 in relation to the principal, premium, interest, (if any) and any other amounts payable in respect of such further Bonds and such other provisions (whether or not corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require including making such consequential modifications to this Trust Deed as the Trustee shall require in order to give effect to such issue of further Bonds. (c) Whenever it is proposed to create and issue any further Bonds or notes the Issuer shall give to the Trustee not less than 14 days’ notice in writing of its intention so to do stating the amount of further Bonds proposed to be created and issued. 157958786 9 2.5 The Trustee may at any time, at its discretion and without notice, take such proceedings and/or other steps or action (including lodging an appeal in any proceedings) against the Issuer or any Guarantor as it may think fit to enforce the provisions of the Bond Documents and the Bonds, but it shall not be bound to take any such proceedings or any other action in relation to the Bond Documents or the Bonds unless: (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding; and (b) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. No Bondholder shall be entitled to take: (i) any steps or action against the Issuer or any Guarantor to enforce the performance of any of the provisions of the Bond Documents or the Bonds, or (ii) any other proceedings (including lodging an appeal in any proceedings) in respect of or concerning the Issuer or any Guarantor, in each case unless the Trustee, having become bound to take any such action, steps or proceedings, fails so to do within a reasonable period and the failure shall be continuing. Proof that as regards any specified Bond the Issuer or any of the Guarantors (as the case may be) has made default in paying any amount due in respect of such Bond shall (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Bonds in respect of which the relevant amount is due and payable. 3. Form and Issue of Bonds 3.1 The Bonds shall be represented initially by the Global Certificate which the Issuer shall issue to a common depositary for Euroclear and Clearstream, Luxembourg on terms that such common depositary shall hold the same for the account of the persons who would otherwise be entitled to receive the Bonds in definitive form (“Definitive Certificates”) and the successors in title to such persons as appearing in the records of Euroclear and Clearstream, Luxembourg for the time being. 3.2 The Global Certificate shall be printed or typed in the form or substantially in the form set out in Schedule 1 and may be a facsimile. The Global Certificate shall be in the aggregate principal amount of U.S.$500,000,000 and shall be signed manually or in facsimile by a person duly authorised by the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Registrar. The Global Certificate so executed and authenticated shall be a binding and valid obligation of the Issuer and title thereto shall pass by registration of transfer in respect thereof in accordance with the provisions of these presents. 3.3 The Issuer shall issue the Definitive Certificates in exchange for the Global Certificate in limited circumstances and in accordance with the provisions thereof. 3.4 The Bonds in definitive form shall be in registered form and shall be issued in the form or substantially in the form set out in Schedule 2 in the denomination and transferable in units of U.S.$200,000 each or integral multiples thereof, shall be serially numbered and shall be endorsed with a Form of Transfer in the form or substantially in the form also set out in Schedule 2 and with the Conditions. Title to the Bonds in definitive form shall pass upon the registration of transfers in respect thereof in accordance with the provisions of these presents. 3.5 The Definitive Certificates shall be signed manually or in facsimile by an authorised representative of the Issuer on behalf of the Issuer and shall be authenticated by or on behalf of the Registrar. 3.6 The Issuer may use the facsimile signature of any person who at the date such signature is affixed is a person duly authorised by the Issuer or is an authorised representative of the Issuer 157958786 10 as referred to in subclauses 3.2 and 3.5 above notwithstanding that at the time of issue of the Global Certificate or any of the Definitive Certificates, as the case may be, they may have ceased for any reason to be so authorised or to be the holder of such office. The Definitive Certificates so signed shall be binding and valid obligations of the Issuer. 4. Fees, Duties and Taxes 4.1 The Issuer will pay any stamp, issue, registration, documentary and other similar fees, duties and taxes, including interest and penalties, payable in any relevant jurisdiction on or in connection with (a) the execution and delivery of these presents and (b) the constitution and original issue of the Bonds. The Issuer will also pay any stamp, issue, registration, documentary and other similar fees, duties and taxes, including interest and penalties, payable in any relevant jurisdiction on or in connection with any action taken by or on behalf of the Trustee or (where permitted under these presents so to do) any Bondholder to enforce, or to resolve any doubt concerning, or for any other purpose in relation to, these presents. 4.2 The Issuer or relevant Guarantor shall notify the Trustee in the event that it determines that any payment to be made by the Trustee under the Bonds is a payment which could be subject to FATCA Withholding if such payment were made to a recipient that is generally unable to receive payments free from FATCA Withholding, and the extent to which the relevant payment is so treated, provided, however, that the Issuer’s or relevant Guarantor’s obligation under this Clause 4.2 shall apply only to the extent that such payments are so treated by virtue of characteristics of the Issuer, the relevant Guarantor, the Bonds or any or all of the foregoing. For the purposes of this Clause 4.2, the following terms shall have the following meanings: “Code” means the US Internal Revenue Code of 1986, as amended; and “FATCA Withholding” means any withholding or deduction required pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or any law implementing an intergovernmental approach thereto. 5. Covenant of Compliance and Guarantee 5.1 Each of the Issuer and the Guarantors severally covenants with the Trustee that it will comply with and perform and observe all the provisions of these presents which are expressed to be binding on it. The Conditions shall be binding on the Issuer, the Guarantors and the Bondholders. The Trustee shall be entitled to enforce the obligations of the Issuer and the Guarantors under the Bonds as if the same were set out and contained in the trust deeds constituting the same, which shall be read and construed as one document with the Bonds. 5.2 Each of the Guarantors hereby irrevocably and unconditionally, jointly and severally and notwithstanding the release of any other guarantor or any other person under the terms of any composition or arrangement with any creditors of the Issuer or any other Subsidiary of the Issuer, guarantees to the Trustee payment in accordance with the provisions of these presents of the principal of and premium (if any) and interest on the Bonds and of any other amounts payable by the Issuer under these presents as and when the same become due and payable. 5.3 If the Issuer fails for any reason whatsoever to pay any such principal, premium, interest or other amount payable in accordance with these presents and the Conditions as and when the same become due and payable, the Guarantors shall cause each and every such payment to be made as if the Guarantors instead of the Issuer were expressed to be the primary obligor under these presents and not merely as surety (but without affecting the nature of the Issuer’s obligations) to the intent that the holder of the relevant Bond or the Trustee (as the case may 157958786 11 be) shall receive the same amounts in respect of principal, premium, interest or such other amount as would have been receivable had such payments been made by the Issuer. 5.4 If any sum which, although expressed to be payable by the Issuer under these presents or the Bonds, is for any reason (whether or not now existing and whether or not now known or becoming known to the Issuer, the Guarantors, the Trustee or any Bondholder) not recoverable from a Guarantor on the basis of a guarantee then (a) it will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand and (b) as a separate and additional liability under these presents each Guarantor agrees, on a joint and several basis, as a primary obligation, to indemnify each of the Trustee and each Bondholder in respect of such sum by way of a full indemnity in the manner and currency as is provided for in the Bonds or these presents (as the case may be) and to indemnify, on a joint and several basis, the Trustee and each Bondholder against all losses, claims, costs, charges and expenses to which it may be subject or which it may incur in recovering such sum. 5.5 If any payment received by the Trustee or any Bondholder under the provisions of these presents shall (whether on the subsequent bankruptcy, insolvency or corporate reorganisation of the Issuer or, without limitation, on any other event) be avoided or set aside for any reason, such payment shall not be considered as discharging or diminishing the liability of the Guarantors and this guarantee shall continue to apply as if such payment had at all times remained owing by the Issuer and the Guarantors shall, on a joint and several basis, indemnify the Trustee and the Bondholders (as the case may be) in respect thereof provided that the obligations of the Issuer and/or the Guarantors under this Clause shall, as regards each payment made to the Trustee or any Bondholder which is avoided or set aside, be contingent upon such payment being reimbursed to the Issuer or other persons entitled through the Issuer. 5.6 Each Guarantor hereby agrees that its obligations under this clause shall be unconditional and that each Guarantor shall be fully liable irrespective of the validity, regularity, legality or enforceability against the Issuer of, or of any defence or counter-claim whatsoever available to the Issuer in relation to, its obligations under these presents, whether or not any action has been taken to enforce the same or any judgment obtained against the Issuer, whether or not any of the other provisions of these presents have been modified, whether or not any time, indulgence, waiver, authorisation or consent has been granted to the Issuer by or on behalf of the Bondholders or the Trustee, whether or not any determination has been made by the Trustee pursuant to subclause 17.1, whether or not there have been any dealings or transactions between the Issuer, any of the Bondholders or the Trustee, whether or not the Issuer has been dissolved, liquidated, merged, consolidated, bankrupted or has changed its status, functions, control or ownership, whether or not the Issuer has been prevented from making payment by foreign exchange provisions applicable at its place of registration or incorporation and whether or not any other circumstances have occurred which might otherwise constitute a legal or equitable discharge of or defence to a guarantor. Accordingly the validity of this guarantee shall not be affected by reason of any invalidity, irregularity, illegality or unenforceability of all or any of the obligations of the Issuer under these presents and this guarantee shall not be discharged nor shall the liability of any Guarantor under these presents be affected by any act, thing or omission or means whatever whereby its liability would not have been discharged if it had been the principal debtor. 5.7 Without prejudice to the provisions of Clause 2.5, the Trustee may determine from time to time whether or not it will enforce this guarantee which it may do without making any demand of or taking any proceedings against the Issuer and may from time to time make any arrangement or compromise with any Guarantor in relation to this guarantee which the Trustee may consider expedient in the interests of the Bondholders. 5.8 Each Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of dissolution, liquidation, merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to these presents or

157958786 12 the indebtedness evidenced thereby and all demands whatsoever and covenants that this guarantee shall be a continuing guarantee, shall extend to the ultimate balance of all sums payable and obligations owed by the Issuer under these presents, shall not be discharged except by complete performance of the obligations in these presents and is additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from such Guarantor or otherwise. 5.9 If any moneys shall become payable by the Guarantors under this guarantee, no Guarantor shall, so long as the same remain unpaid, without the prior written consent of the Trustee: (a) in respect of any amounts paid or payable by it under this guarantee, exercise any rights of subrogation or contribution or, without limitation, any other right or remedy which may accrue to it in respect of or as a result of any such payment or any such obligation to make payment; or (b) in respect of any other moneys for the time being due to such Guarantor by the Issuer, claim payment thereof or exercise any other right or remedy; (including in either case claiming the benefit of any security or right of set-off or contribution or, on the liquidation of the Issuer, proving in competition with the Trustee). If, notwithstanding the foregoing, upon the bankruptcy, insolvency or liquidation of the Issuer, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, shall be received by any Guarantor before payment in full of all amounts payable under these presents shall have been made to the Bondholders and the Trustee, such payment or distribution shall be received by the relevant Guarantor on trust to pay the same over immediately to the Trustee for application in or towards the payment of all sums due and unpaid under these presents in accordance with Clause 7. 5.10 Until all amounts which may be or become payable by the Issuer under these presents have been irrevocably paid in full, the Trustee may: (a) refrain from applying or enforcing any other moneys, security or rights held or received by the Trustee in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise), and the Guarantors shall not be entitled to the benefit of the same; and (b) hold in a suspense account any moneys received from any Guarantor or on account of the Guarantors’ liability under this guarantee, without liability to pay interest on those moneys. 5.11 The obligations of each Guarantor under these presents constitute direct, unconditional, unsubordinated and (subject to the provisions of Condition 2) unsecured obligations of the relevant Guarantor and rank and will rank at all times equally in right of payment with all other existing and future unsecured (subject to Condition 2) and unsubordinated indebtedness of the relevant Guarantor, save for such obligations that may be preferred by provisions of law that are mandatory and of general application. 5.12 The Trustee will hold the benefit of the covenants in Clause 5.1 and of the guarantee upon trust for itself and the Bondholders according to its and their respective interests. 5.13 In connection with the proposed admission of any Subsidiary of the Issuer or any Guarantor as a Guarantor pursuant to Condition 1.7, no such admission shall be effective until each of the conditions therein are satisfied, including (without limitation) the Trustee having received: (a) a duly executed Deed of Accession substantially in the form set out in Schedule 5 pursuant to which such Subsidiary will, on a joint and several basis with each other Guarantor, unconditionally and irrevocably guarantee, to the maximum extent permitted by law, the due payment of all moneys payable by the Issuer and any other 157958786 13 Guarantor under the Bonds and the Bond Documents and will become vested with all the duties and obligations of a Guarantor; (b) (i) a written opinion from legal counsel of international standing which is acceptable to the Trustee (acting reasonably) (at the expense of the Issuer and/or the acceding Guarantor) as to the enforceability of the Guarantor’s obligations under the Bond Documents and the Bonds Guarantee and as to the due capacity and authority of any such Guarantor thereunder (which opinion may be subject to customary qualifications and assumptions and addressed to the Trustee), and (ii) a certificate signed by two Authorised Signatories of the Issuer confirming that the conditions precedent to the addition of such Guarantor pursuant to Condition 1.7 have been satisfied; and (c) such other documents or certificates or conditions as it may reasonably require, including in connection with its “know your customer” obligations or other identification checks or procedures necessary to comply with any applicable law and regulation. 5.14 All provisions of these presents relating to the Guarantors shall apply to any person which gives a guarantee pursuant to Condition 1.7 in all respects as if that person had been a party to this Trust Deed and references herein to the Guarantors had included such person. 5.15 The Issuer and each Guarantor shall be deemed to have consented to the admission of any Subsidiary of the Issuer or any Guarantor as an additional Guarantor, and the Guarantors shall be deemed to be jointly and severally liable with each such additional Guarantor by virtue of the giving by such additional Guarantor of a guarantee without the necessity for the Issuer or any existing Guarantor to concur in or consent to any deed or instrument admitting any additional Guarantor. 6. Cancellation of Bonds and Records 6.1 The Issuer shall procure that all Bonds (a) redeemed, (b) in respect of which Conversion Rights are exercised, (c) purchased and surrendered for cancellation by or on behalf of the Issuer, any Guarantor or any member of the Group, (d) which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 13 or (e) exchanged as provided in these presents shall forthwith be cancelled by the Principal Paying, Transfer and Conversion Agent and a certificate stating: (a) the aggregate principal amount of Bonds which have been redeemed; (b) the serial numbers of such Bonds in definitive form (if applicable); (c) the aggregate principal amount of Bonds (if any) which have been purchased by or on behalf of the Issuer, any Guarantor or any member of the Group and cancelled and the serial numbers of such Bonds in definitive form; and (d) the aggregate principal amounts of Bonds which have been so exchanged or surrendered and replaced and the serial numbers of such Bonds in definitive form, shall be given by the Principal Paying, Transfer and Conversion Agent to the Trustee as soon as practicable and in any event within four months after the date of redemption, purchase, payment, exchange or replacement (as the case may be) takes place. The Trustee may accept such certificate as conclusive evidence of redemption, purchase, exchange or replacement pro tanto of the Bonds and of cancellation of the relative Bonds. 6.2 The Issuer shall procure (i) that the Principal Paying, Transfer and Conversion Agent shall keep a full and complete record of all Bonds and of their redemption, cancellation, payment or exchange (as the case may be) and of all replacement Bonds issued in substitution for lost, 157958786 14 stolen, mutilated, defaced or destroyed Bonds and (ii) that such records shall be made available to the Trustee at all reasonable times. 7. Application of Moneys All moneys received by the Trustee under these presents shall be held by the Trustee upon trust to apply them (subject to Clause 9): (a) First, in payment or satisfaction of all amounts then due and unpaid to the Trustee and/or any Appointee; (b) Secondly, in payment or satisfaction of all amounts then due and unpaid to the Agents; (c) Thirdly, in or towards payment pari passu and rateably of all principal, premium (if any) and other amounts then due and unpaid in respect of the Bonds; and (d) Fourthly, in payment of the balance (if any) to the Issuer (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer, the Guarantors and any other person). Without prejudice to this Clause 7, if the Trustee holds any moneys which represent principal, premium (if any) or other amounts payable in respect of Bonds which have become void or in respect of which claims have been prescribed under Condition 12, the Trustee will hold such moneys on the above trusts. 8. Notice of Payments The Trustee shall give notice to the Bondholders in accordance with Condition 17 of the day fixed for any payment to them under Clause 7. Such payment may be made in accordance with Condition 8 and any payment so made shall be a good discharge to the Trustee. 9. Investment by Trustee 9.1 If the amount of the moneys at any time available for payment in respect of the Bonds under Clause 7 is less than 10 per cent. of the principal amount of the Bonds then outstanding, the Trustee may at its discretion and pending payment invest and/or accumulate moneys at any time available for the payment of principal, premium (if any) and other amounts payable on the Bonds until the investments and the accumulations (and interest and other income deriving therefrom), together with any other funds for the time being under its control and available for such payment, amount to at least 10 per cent. of the principal amount of the Bonds then outstanding and then the investments and/or accumulations shall be applied under Clause 7. 9.2 Any moneys which under the trusts of these presents may be invested or accumulated by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit (and for the avoidance of doubt, the Trustee shall not be required to obtain best rates or be responsible for any loss occasioned by such deposits or exercise any other form of investment discretion with respect to such deposits). If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the amount of interest which would, at then current rates, be payable by it on such a deposit to an independent customer. The Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for 157958786 15 any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise. 10. Partial Payments Upon any payment under Clause 7 (other than payment in full against surrender of a Bond) the Bond in respect of which such payment is made shall be produced to the Trustee or the Paying, Transfer and Conversion Agent by or through whom such payment is made and the Trustee shall or shall cause such Paying, Transfer and Conversion Agent to enface thereon a memorandum of the amount and the date of payment but the Trustee may dispense with such production and enfacement upon such indemnity being given as it shall think sufficient. 11. Conversion 11.1 Subject as provided in the Conditions, the holder of each Bond will have the right (the “Conversion Right”) to convert such Bond into fully paid Ordinary Shares at any time (subject to any applicable fiscal or other laws or regulations and as provided in the Conditions) during the Conversion Period. 11.2 The Issuer unconditionally and irrevocably undertakes to procure the due and punctual delivery of Ordinary Shares in the manner and by the time required by the Conditions to be delivered to Bondholders upon exercise of Conversion Rights. 11.3 The Issuer hereby undertakes to and covenants with the Trustee that, so long as any of the Bonds remains outstanding, whenever the Conversion Price falls to be adjusted pursuant to the Conditions: (a) it will as soon as practicable deliver to the Trustee a certificate signed by two Authorised Signatories (which the Trustee shall be entitled to accept without further enquiry as sufficient evidence of the correctness of the matters therein referred to) setting forth brief particulars of the event giving rise to the adjustment, the adjusted Conversion Price, the date on which the adjustment takes effect and such other particulars and information as the Trustee may reasonably require (provided that the Trustee shall have no duty to monitor or investigate the content of such certificate and shall be entitled to assume that all information contained in such certificate is true, accurate and complete, in all respects); and (b) following delivery of the certificate in accordance with Clause 11.3(a), it will promptly give notice to the Bondholders in accordance with Condition 17 of the adjustment to the Conversion Price. 11.4 If Issuer considers modifying, from time to time, the Conversion Notice to include any further, or amend any existing, provisions as may be required to enable the Issuer to effect the delivery of the Ordinary Shares to Bondholders in accordance with the Conditions, it shall give reasonable advance notice thereof to the Trustee. Any such proposed modification shall only be made if the Trustee determines that any such modification is not, in its opinion, materially prejudicial to the interests of the Bondholders pursuant to Clause 17.2. 12. Covenants by the Issuer and Guarantors 12.1 So long as any of the Bonds remains outstanding, each of the Issuer and each of the Guarantors severally covenants with the Trustee that it shall: (a) so far as permitted by applicable law, give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall reasonably require to

157958786 16 perform its functions and in such form as it shall reasonably require (including without limitation the procurement by the Issuer or any Guarantor (as the case may be) of all such certificates called for by the Trustee pursuant to subclause 14(c)) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law; (b) at all times keep and procure the Material Subsidiaries to keep proper books of account and, so far as permitted by applicable law, allow and procure the Material Subsidiaries to allow the Trustee and any person appointed by the Trustee to whom the Issuer or the Guarantors has no reasonable objection access to such books of account at all reasonable times during normal business hours; (c) send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer or the Guarantors) one copy in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Bondholders) as soon as practicable after the issue or publication thereof; (d) immediately give notice in writing to the Trustee upon becoming aware of the occurrence of any Event of Default or any Potential Event of Default, De-listing Event or Change of Control; (e) give to the Trustee (a) within 14 days after demand by the Trustee therefor and (b) (without the necessity for any such demand) within 14 days from the publication of its annual audited consolidated accounts, a certificate in or substantially in the form set out in Schedule 4 signed by two Authorised Signatories of the Issuer to the effect that, to the best of its knowledge, as at a date not more than seven days before the date of such certificate (the “certification date”), there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any Potential Event of Default, De-listing Event or Change of Control (or if such exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Issuer and the Guarantors have complied with all its obligations contained in these presents or (if such is not the case) specifying the respects in which they have not complied; (f) so far as permitted by applicable law, at all times execute all such further documents, and do all such acts and things as may be necessary in the reasonable opinion of the Trustee to give effect to these presents; (g) procure the Principal, Transfer and Conversion Paying Agent to notify the Trustee forthwith in the event that the Principal Paying, Transfer and Conversion Agent does not, on or before the due date for any payment in respect of the Bonds or any of them, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Bonds; (h) in the event of the unconditional payment to the Principal Paying, Transfer and Conversion Agent or the Trustee of any sum due in respect of the Bonds being made after the due date for payment thereof, forthwith give or procure to be given notice to the Bondholders in accordance with Condition 17 that such payment has been made; (i) use all reasonable endeavours to ensure that the Bonds are admitted to the Open Market (Freiverkehr) of the Frankfurt Stock Exchange by no later than 30 days following the date hereof and, once so admitted, to maintain such listing provided in each case that if the Issuer certifies to the Trustee that obtaining or maintaining such listing is not 157958786 17 practicable, the Issuer shall use all reasonable endeavours to obtain and maintain a listing of the Bonds on an alternative stock exchange which would enable the Issuer (and the Guarantors if such obligation were to be applicable) to make payments of interest in respect of the Bonds free from withholding or deduction for or on account of taxation in each of their respective taxing jurisdictions and shall also upon obtaining a quotation or listing of the Bonds on such other stock exchange enter into a trust deed supplemental to this Trust Deed to effect such consequential amendments to these presents as the Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market; (j) give notice or procure such notice is given in accordance with the Agency Agreement to the Bondholders in accordance with Condition 17 of any appointment, resignation or removal of any Paying, Transfer and Conversion Agent or Registrar (other than the appointment of the initial Paying, Transfer and Conversion Agents and Registrar) after having obtained the prior written approval of the Trustee thereto (such approval not to be unreasonably withheld or delayed) or any change of any Paying, Transfer and Conversion Agent’s or Registrar’s specified office and at least 14 days prior to such event taking effect; (k) send to the Trustee, not less than 5 London business days prior to publication, the form of every notice to be given to the Bondholders in accordance with Condition 17 and obtain the prior written approval of the Trustee (other than in respect of the notice referred to in Clause 11.3(b), which shall not be required to be approved by the Trustee) to, and promptly give to the Trustee a copy of, the final form of every notice to be given to the Bondholders in accordance with Condition 17 (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 of the United Kingdom (the “FSMA”) of a communication within the meaning of Section 21 of the FSMA)); (l) if payments in respect of the Bonds by the Issuer or any Guarantor shall become subject generally to any withholding or deduction imposed by any territory or any political sub- division or any authority therein or thereof having power to tax other than or in addition to the Republic of South Africa or Australia or any such political sub-division or any such authority therein or thereof, immediately upon becoming aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a trust deed supplemental to this Trust Deed, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 9 with the substitution for (or, as the case may be, the addition to) the references therein to the Republic of South Africa or Australia or any political sub- division or any authority therein or thereof having power to tax of references to that other or additional territory or any political sub-division or any authority therein or thereof having power to tax to whose taxing jurisdiction such payments shall have become subject as aforesaid, such supplemental trust deed also (where applicable) to modify Condition 7.3 so that such Condition shall make reference to the other or additional territory, any political sub-division and any authority therein or thereof having power to tax; (m) in order to enable the Trustee to ascertain the principal amount of Bonds for the time being outstanding for any of the purposes referred to in the proviso to the definition of outstanding in Clause 1, deliver to the Trustee, as soon as practicable upon being so requested in writing by the Trustee, a certificate in writing signed by two Authorised Signatories setting out the total number of Bonds which are at the date of such certificate held by, for the benefit of, or on behalf of, the Issuer, any Guarantor or any member of the Group; 157958786 18 (n) in the case of the Issuer only, give to the Trustee at the same time as sending to it the certificates referred to in paragraph (e) above, a certificate by two Authorised Signatories listing those Subsidiaries of the Issuer or any Guarantor which as at the certification date (as defined in paragraph (e) above) of the relevant certificate given under paragraph (e) above or, as the case may be, as at the first day on which the then latest audited consolidated accounts of the Issuer became available, were Material Subsidiaries for the purposes of the Conditions; (o) in the case of the Issuer only, give to the Trustee, as soon as reasonably practicable after the acquisition or disposal of any company which thereby becomes or ceases to be a Material Subsidiary or after any transfer is made to any Subsidiary of the Issuer or any Guarantor which thereby becomes a Material Subsidiary, a certificate by two Authorised Signatories to such effect; (p) deliver or procure the delivery to the Trustee of an up-to-date copy of the Register in respect of the Bonds, certified as being a true, accurate and complete copy, at such times as the Trustee may reasonably require; (q) comply with and perform all its obligations under the Agency Agreement and use all reasonable endeavours to procure that the Paying, Transfer and Conversion Agents comply with and perform all their respective obligations thereunder and any notice given by the Trustee pursuant to Clause 2.3(a)(i); and (r) in the case of the Issuer, deliver to the Trustee and publish on the Issuer’s website copies in English of the Issuer’s audited consolidated financial statements for such financial year, prepared in accordance with IFRS consistently applied, together with the corresponding financial statements for the preceding period, and all such annual financial statements of the Issuer shall be accompanied by the audit report (in English) of the Auditors thereon. 12.2 Each of the Issuer and the Guarantors covenants and represents that: (a) neither it nor any of its affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government, (including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively “Sanctions”); and (b) neither it nor any of its affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Trust Deed, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person and as if those Sanctions applied to them. 13. Remuneration and Indemnification of Trustee 13.1 So long as any Bond is outstanding, each of the Issuer and the Guarantors shall jointly and severally pay the Trustee as remuneration for its services as Trustee such sum on such dates in each case as they may from time to time agree. Such remuneration shall accrue from day to day from the date of this Trust Deed and be payable up to and including the date when, all the Bonds having become due for redemption, the redemption monies and other amounts payable thereon have been paid to the Principal Paying, Transfer and Conversion Agent or the Trustee. However, if any payment to a Bondholder of moneys due in respect of any Bond is improperly 157958786 19 withheld or refused, such remuneration shall again accrue as from the date of such withholding or refusal until payment to such Bondholder is duly made. 13.2 In the event of the occurrence of an Event of Default, Potential Event of Default, a Change of Control or a De-Listing Event, the Issuer and the Guarantors hereby agree that the Trustee shall be entitled to be paid additional remuneration calculated at its normal hourly rates in force from time to time. In any other case, if the Trustee finds it expedient or necessary or is requested by the Issuer or any Guarantor to undertake duties which they agree to be of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under these presents and the Bond Documents, the Issuer and the Guarantors will jointly and severally pay such additional remuneration as they may agree (and which may be calculated by reference to the Trustee’s normal hourly rates in force from time to time). 13.3 The Issuer (failing whom, the Guarantors) shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax properly chargeable in respect of its remuneration under these presents. 13.4 In the event of the Trustee and the Issuer or, as the case may be, the Guarantors failing to agree: (a) (in a case to which subclause 13.1 above applies) upon the amount of the remuneration; or (b) (in a case to which subclause 13.2 above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents, or upon such additional remuneration, such matters shall be determined by an investment bank of international repute (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, as the case may be, the Guarantors or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such investment bank being payable by the Issuer or, as the case may be, the Guarantors) and the determination of any such investment bank shall be final and binding upon the Trustee, the Issuer and the Guarantors. 13.5 Subject to Clause 15 and without prejudice to the right of indemnity by law given to trustees, the Issuer and each of the Guarantors shall jointly and severally on demand by the Trustee indemnify on an after tax basis the Trustee and every Appointee and keep it or them indemnified against all Liabilities properly incurred by it (or any of its officers, employees or directors) or them in the preparation and execution or purported execution of any of its or his trusts, powers, authorities and discretions under these presents and the Bond Documents or in respect of any other matter or thing done or omitted in any way relating to the Bond Documents or in respect of any failure by the Issuer or the Guarantors to comply with their obligations to it under or in connection with these presents or any of the other Bond Documents (including all Liabilities incurred in disputing or defending any of the foregoing). The Contracts (Rights of Third Parties) Act 1999 shall apply to this Clause 13.5. 13.6 The Issuer and the Guarantors, jointly and severally, shall also pay or discharge all Liabilities properly incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under these presents and the Bond Documents, including but not limited to properly incurred legal and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties properly paid or payable by the Trustee in connection with any legal proceedings properly brought or contemplated by the Trustee against the Issuer to enforce any provision of these presents and the Bond Documents. 13.7 All amounts payable pursuant to subclauses 13.5 and 13.6 above shall be payable by the Issuer and the Guarantors within 14 days of demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall (if not paid within seven days of such

157958786 20 demand) carry interest at the rate of 1.5 per cent. per annum above the Base Rate (on the date on which payment was made by the Trustee) of National Westminster Bank Plc from the date such demand is made, and in all other cases shall (if not paid within 30 days after the date of such demand) carry interest at such rate from such thirtieth day or (where the demand specifies that payment is to be made on an earlier date) from such earlier date. All remuneration payable to the Trustee shall carry interest at such rate from the due date thereof until the date of payment. 13.8 Each of Issuer and the Guarantors hereby further undertakes to the Trustee that all monies payable by the Issuer to the Trustee under Clauses 13.1, 13.2, 13.5, 13.6 and 13.7 shall be made without set-off, counterclaim, or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within any relevant jurisdiction or any authority therein or thereof having power to tax, or withholding unless such withholding or deduction is required by law in which event the Issuer (or, as the case may be, the relevant Guarantor) will pay such additional amounts as will result in the receipt by the Trustee of the amounts which would otherwise have been payable by the Issuer (or, as the case may be, the relevant Guarantor) to the Trustee under Clauses 13.1, 13.2, 13.5, 13.6 and 13.7 in the absence of any such set-off, counterclaim, deduction or withholding. 13.9 If the Issuer pays to the Trustee any additional amount pursuant to Clause 13.8, the Trustee shall, if it becomes aware of having received a credit for or a refund of tax, by reason of the relevant withholding or deduction in respect of which such additional amount pursuant to Clause 13.8 was paid, use its reasonable endeavours to reimburse the Issuer in an amount up to the amount of such credit or refund. The Issuer acknowledges that, to the extent the Trustee receives a partial credit or partial refund, the amount payable to the Issuer may be reduced to reflect such partial refund or partial credit. 13.10 Unless otherwise specifically stated in any discharge of these presents Clauses 13.5, 13.6, 13.7 and 13.8 shall continue in full force and effect notwithstanding such discharge. 14. Supplement to Trustee Acts Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and the provisions of these presents, the provisions of these presents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of these presents shall constitute a restriction or exclusion for the purposes of that Act. The Trustee shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto it is expressly declared as follows: (a) The Trustee may in relation to these presents rely and act on the advice or opinion of or any report, certificate, confirmation or information (whether addressed to the Trustee or not) obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert (including without limitation, the Independent Adviser) whether obtained by the Issuer, any Guarantor, the Trustee or otherwise and shall not be responsible for any Liability occasioned by so relying or acting (or refraining from so relying or acting). (b) Any such advice, opinion, report, certificate, confirmation or information may be sent or obtained by letter or email and the Trustee shall not be liable for acting in good faith on any advice, opinion, report, certificate, confirmation or information purporting to be conveyed by any such letter or email although the same shall contain some error or shall not be authentic and regardless of any cap on liability (whether by reference to a monetary cap, methodology or otherwise) contained in any terms of engagement or within such advice. 157958786 21 (c) The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate, declaration or document signed by two Authorised Signatories of the Issuer and/or by two Authorised Signatories of any Guarantor and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it or any other person acting or relying on such certificate, declaration or document (or refraining from so relying or acting). (d) The Trustee shall be at liberty to hold these presents and any other documents relating thereto or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Trustee to be of good repute and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit. (e) The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Bonds by the Issuer, the exchange of the Global Certificate for Definitive Certificates or the delivery of the Global Certificate or Definitive Certificates to the person(s) entitled to it or them. (f) The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Event of Default, Potential Event of Default, Change of Control or a De- Listing Event has happened and, until it shall have written notice pursuant to these presents to the contrary, the Trustee shall be entitled to assume that no Event of Default, Potential Event of Default, Change of Control or a De-Listing Event has happened and that the Issuer and the Guarantors are observing and performing all their respective obligations under these presents. (g) Save as expressly otherwise provided in these presents, the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Trustee and the Bondholders shall be conclusive and binding on the Bondholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise and in particular the Trustee shall not be bound to act at the request or direction of the Bondholders under any provision of these presents or to take at such request or direction or otherwise any other action under any provision of these presents, without prejudice to the generality of Clause 2.5, unless it shall first be indemnified and/or prefunded and/or secured to its satisfaction and the Trustee shall incur no liability for refraining to act in such circumstances. (h) The Trustee shall not be liable to any person by reason of having acted in good faith upon any Extraordinary Resolution in writing or passed by electronic consents received through the relevant Clearing System(s) or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of Bondholders in respect whereof minutes have been made and signed or any direction or request of Bondholders even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing, a direction or request) it was not signed by the requisite number of Bondholders or (in the case of an Extraordinary Resolution passed by electronic consents received through the relevant Clearing System(s)) it was not approved by the requisite number of Bondholders or that for any reason the resolution, direction or request was not valid or binding upon such Bondholders. 157958786 22 (i) The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any entry on the Register purporting to be such and subsequently found to be forged or not authentic and can assume for all purposes in relation hereto that any entry on the Register is correct. (j) Any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in these presents may be given retrospectively. The Trustee may give any consent or approval, exercise any power, authority or discretion or take any similar action (whether or not such consent, approval, power, authority, discretion or action is specifically referred to in these presents) if it is satisfied that the interests of the Bondholders will not be materially prejudiced thereby. For the avoidance of doubt, the Trustee shall not have any duty to the Bondholders in relation to such matters other than that which is contained in the preceding sentence. (k) The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Bondholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer, any Guarantor or any other person in connection with these presents and no Bondholder shall be entitled to take any action to obtain from the Trustee any such information. (l) Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be determined by the Trustee and any rate, method and date so determined shall be binding on the Issuer, the Guarantors and the Bondholders. (m) The Trustee as between itself and the Bondholders may determine all questions and doubts arising in relation to any of the provisions of these presents. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Bondholders. (n) In connection with the exercise by it of any of its trusts, powers, authorities and discretions under these presents and/or in relation to any other Bond Document (including, without limitation, any modification, waiver, authorisation, determination or substitution), the Trustee shall have regard to the general interests of the Bondholders as a class and shall not have regard to any interests arising from circumstances particular to individual Bondholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Bondholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Bondholder be entitled to claim, from the Issuer, the Guarantors, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Bondholders except to the extent already provided for in Condition 9 and/or any undertaking given in addition thereto or in substitution therefor under these presents. (o) Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by them or their firm in connection with the trusts of these presents and also their properly incurred charges in addition to disbursements for all other work and business done and all time 157958786 23 spent by them or their firm in connection with matters arising in connection with these presents. (p) Whenever it considers it expedient in the interests of the Bondholders, the Trustee may delegate to any person on any terms (including power to sub-delegate with the consent of the Trustee) all or any of its functions. (q) Whenever it considers it expedient in the interests of the Bondholders, the Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents (including the receipt and payment of money). (r) The Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trusts constituted by these presents as the Trustee may determine, including for the purpose of depositing with a custodian these presents or any document relating to the trusts constituted by these presents. (s) If the Trustee exercises reasonable care in selecting any Appointee, it will not have any obligation to supervise the Appointee or be responsible for any Liability incurred by reason of the Appointee’s acts, omissions, misconduct or default or the acts, omissions, misconduct or default of any substitute appointed by the Appointee. (t) The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents, the Bond Documents or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating or expressed to be supplemental thereto. (u) The Trustee may call for any certificate or other document to be issued by Euroclear, Clearstream, Luxembourg or any alternative clearing system as to the principal amount of Bonds represented by the Global Certificate standing to the account of any person. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear’s EUCLID and EasyWay or Clearstream, Luxembourg’s CreationOnline or Xact Web Portal systems) in accordance with its usual procedures and in which the holder of a particular principal amount of Bonds is clearly identified together with the amount of such holding. The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by Euroclear, Clearstream, Luxembourg or any alternative clearing system and subsequently found to be forged or not authentic. (v) The Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to the Bonds or for checking or commenting upon the content of any such legal opinion and shall not be responsible for any Liability incurred thereby. (w) Any corporation into which the Trustee shall be merged or with which it shall be consolidated or any company resulting from any such merger or consolidation shall be a party hereto and shall be the Trustee under these presents without executing or filing any paper or document or any further act on the part of the parties thereto.

157958786 24 (x) The Trustee shall not be bound to take any action in connection with these presents or any obligations arising pursuant thereto, including, without prejudice to the generality of the foregoing, forming any opinion or employing any financial adviser, where it is not satisfied that it will be indemnified and/or secured and/or prefunded against all Liabilities which may be incurred in connection with such action and may demand prior to taking any such action that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify it. (y) Notwithstanding anything else herein contained, the Trustee may refrain, without liability, from doing anything that would (i) in its opinion be contrary to any law of any state or jurisdiction (including but not limited to the United States of America or any jurisdiction forming a part of it, the European Union and England and Wales) or any directive or regulation of any agency of any such state or jurisdiction and may, without liability, do anything which is, in its opinion, necessary to comply with any such law, directive or regulation or (ii) in its opinion render it liable to any Person in any state or jurisdiction or based upon legal advice in the relevant jurisdiction, or that in its opinion based on such legal advice it would not have the power to do in any state or jurisdiction by virtue of any applicable law in that state or jurisdiction or if it is determined by any court or other competent authority in any state or jurisdiction that it does not have such power, or (iii) cause it to expend or risk its own funds or otherwise incur any Liability in the performance of any of its duties or in the exercise of any of its rights, powers or discretions (including obtaining any advice which it might otherwise have thought appropriate or desirable to obtain), or suffer any loss, damage, cost, charge, claim, demand, expense, judgement, action or proceedings including in relation to any deduction from any enforcement proceeds in connection with any insolvency proceedings following an Event of Default, if it has reasonable grounds to believe that repayment of such funds or adequate indemnity or security for or prefunding against, such risk, loss, damage, cost, charge, claim, demand, expense, judgement, action or proceeding or liability is not assured to it. (z) When determining whether an indemnity or any security or pre-funding is satisfactory to it, the Trustee shall be entitled to evaluate its risk in any given circumstance by considering the worst-case scenario and, for this purpose, it may take into account, without limitation, the potential costs of defending or commencing proceedings in England or elsewhere and the risk, however remote, of any award of damages against it in England or elsewhere. (aa) The Trustee shall be entitled to require that any indemnity or security given to it by the Bondholders or any of them be given on a joint and several basis and be supported by evidence satisfactory to it as to the financial standing and creditworthiness of each counterparty and/or as to the value of the security and an opinion as to the capacity, power and authority of each counterparty and/or the validity and effectiveness of the security. (bb) Unless notified to the contrary, the Trustee shall be entitled to assume without enquiry (other than requesting a certificate pursuant to Clause 12.1(m)) that no Bonds are held by, for the benefit of, or on behalf of, the Issuer, any Guarantor or any member of the Group. (cc) The Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in these presents, or any other agreement or document relating to the transactions contemplated in these presents, the Bond Documents or under such other agreement or document. 157958786 25 (dd) If the Issuer or any Guarantor requests the Trustee to act on instructions or directions delivered by email or any other unsecured method of communication, the Trustee shall have: (i) no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorised to give instructions or directions on behalf of the Issuer or (as applicable) the relevant Guarantor, and (ii) no liability for any losses, liabilities, costs or expenses incurred or sustained by the Issuer or (as applicable) the relevant Guarantor as a result of such reliance upon or compliance with such instructions or directions. (ee) Subject as otherwise provided in these presents, the Trustee has: (i) no responsibility to (x) monitor compliance by any other party with their obligations and covenants under the Bonds and the Bond Documents; or (y) take any steps to ascertain whether any relevant event under these presents, the Bond Documents or the Conditions has occurred, and (ii) no liability to any person for any loss arising from any breach by that party or any such event. (ff) The Trustee shall not at any time be under any duty or responsibility to any Bondholder to determine whether any facts exist which may require any adjustment of the Conversion Price or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or in this Trust Deed provided to be employed, in making the same and will not be responsible or liable to the Bondholders or any other person for any Liability arising from any failure by it to do so. In the absence of express written notice to the contrary, the Trustee shall assume that no adjustment to the Conversion Price is required. The Trustee shall not at any time be under any duty or responsibility in respect of the validity or value (or the kind of amount) of Ordinary Shares or of any other securities, property or cash, which may at any time be made available or delivered upon the conversion of any Bond; and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Issuer to make available or deliver any Ordinary Shares, share certificates or other securities or property or make any payment upon the exercise of the Conversion Right in respect of any Bond or of the Issuer to comply with any of the covenants contained in this Trust Deed. (gg) The Trustee assumes no responsibility for ascertaining whether or not (i) a breach of any of the undertakings in Condition 11 shall have occurred or (ii) any such breach shall have been rectified or (iii) any adjustment falls to be made to the Conversion Price as a result thereof and shall have no liability to any person for not so doing. Unless and until the Trustee has express written notice of any of the above events it shall be entitled to assume that no such event has occurred. Subject as otherwise provided in these presents, the Trustee shall not be liable for any loss arising from any determination or calculation made pursuant to the Conditions or from any failure or delay in making any such determination or calculation. (hh) The Trustee has no responsibility for the accuracy or otherwise of any determination made by an Independent Adviser pursuant to the Conditions. (ii) The Trustee shall be under no obligation to monitor or supervise the functions of any other person under this Trust Deed, the Bonds or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of written notice of a breach of obligation, to assume that each such person is properly performing and complying with its obligations 157958786 26 15. Trustee’s Liability Subject to Section 750 of the Companies Act 2006 (if applicable) and notwithstanding anything to the contrary in these presents, the Trustee shall not be liable to any person for any matter or thing done or omitted in any way in connection with these presents save in relation to its own negligence, wilful default or fraud. Any liability of the Trustee arising under any Bond Document, the Bonds and any related documents shall be limited to the amount of actual loss suffered (such loss shall be determined as at the date of default of the Trustee or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Trustee at the time of entering into such Bond Documents and any related documents, or at the time of accepting any relevant instructions, which increase the amount of the loss. Notwithstanding any provision of these present to the contrary, under no circumstances will the Trustee be liable for any consequential loss, any loss of business, goodwill, reputation, opportunity or profit, or any special or punitive damages of any kind whatsoever in each case however caused or arising and whether or not foreseeable, even if advised as to the possibility of such loss or damage and regardless of whether the claim for loss or damage is made in negligence, breach of contract, duty or otherwise. 16. Trustee Contracting with the Issuer and the Guarantors Neither the Trustee nor any director or officer or holding company, subsidiary or associated company of a corporation acting as a trustee under these presents shall by reason of its or their fiduciary position be in any way precluded from: (a) entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or any Guarantor or any person or body corporate associated with the Issuer or any Guarantor (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying, transfer and conversion agent in respect of, the Bonds or any other bonds, notes, stocks, shares, debenture stock, debentures or other securities of, the Issuer or any Guarantor or any person or body corporate associated as aforesaid); or (b) accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Issuer or any Guarantor or any such person or body corporate so associated or any other office of profit under the Issuer or any Guarantor or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Bondholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Bondholders and shall not be responsible for any Liability occasioned to the Bondholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith. Where any holding company, subsidiary or associated company of the Trustee or any director or officer of the Trustee acting other than in their capacity as such a director or officer has any information, the Trustee shall not thereby be deemed also to have knowledge of such information and, unless directors or officers of the Trustee administering the trust under these 157958786 27 presents shall have actual knowledge of such information, shall not be responsible for any loss suffered by Bondholders resulting from the Trustee’s failing to take such information into account in acting or refraining from acting under or in relation to these presents. 17. Waiver, Authorisation and Determination 17.1 The Trustee may without the consent or sanction of the Bondholders and without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default from time to time and at any time, but only if and in so far as in its opinion the interests of the Bondholders shall not be materially prejudiced thereby and except in respect of any Reserved Matters, waive or authorise any breach or proposed breach by the Issuer or any Guarantor of any of the covenants or provisions contained in these presents, the Agency Agreement, the Bonds or the Conditions or any deed or agreement supplemental to these presents or the Agency Agreement or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of these presents, provided always that the Trustee shall not exercise any powers conferred on it by this clause in contravention of any express direction given by Extraordinary Resolution or by a request under Condition 15 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding on the Bondholders and unless the Trustee agrees otherwise, shall be notified by the Issuer to the Bondholders in accordance with Condition 17 as soon as practicable thereafter. 17.2 The Trustee may without the consent or sanction of the Bondholders at any time and from time to time concur with the Issuer and the Guarantors in making any modification (i) to these presents, the Agency Agreement, the Bonds, the Conditions or any deed or agreement supplemental to these presents or the Agency Agreement (other than any Reserved Matters) provided that the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Bondholders or (ii) to these presents, the Agency Agreement, the Bonds, the Conditions or any deed or agreement supplemental to these presents or the Agency Agreement if in the opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error. Any such modification may be made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding upon the Bondholders and, unless the Trustee agrees otherwise, shall be notified by the Issuer to the Bondholders in accordance with Condition 17 as soon as practicable thereafter. 18. Entitlement to Treat Holder as Absolute Owner The Issuer, the Guarantors, the Trustee, the Paying, Transfer and Conversion Agents and the Registrar may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Bond or of a particular principal amount of the Bonds as the absolute owner of such Bond or principal amount for all purposes (whether or not such Bond or principal amount shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon), and the Issuer, the Guarantors, the Trustee, the Paying, Transfer and Conversion Agents and the Registrar shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable in respect of such Bond or principal amount. 19. Substitution 19.1 The Trustee may without the consent of the Bondholders at any time agree with the Issuer and the Guarantors to the substitution in place of the Issuer (or of a previous substitute under this clause 19) as the principal debtor under these presents (i) of any Subsidiary (such substituted

157958786 28 company being hereinafter called the “Substituted Obligor”) provided that a trust deed is executed or some other form of undertaking is given by the Substituted Obligor in form and manner satisfactory to the Trustee, agreeing to be bound by the provisions of these presents with any consequential amendments which the Trustee may deem appropriate as fully as if the Substituted Obligor had been named in these presents as the principal debtor in place of the Issuer (or of the previous substitute under the clause) and provided further that the Issuer and each Guarantor (save in the case of a Guarantor which is the Substituted Obligor), jointly and severally, unconditionally and irrevocably guarantees all amounts payable in respect of the Bonds under these presents and the Bonds continue to be convertible or exchangeable into Ordinary Shares or the ordinary shares in the Newco mutatis mutandis as provided in these presents to the satisfaction of the Trustee. 19.2 The following further conditions shall apply to a substitution pursuant to Clause 19.1 above: (a) the Issuer, the Guarantors and the Substituted Obligor shall comply with such other requirements as the Trustee may reasonably direct in the interests of the Bondholders (including, without limitation, the provision of a written opinion from legal counsel of international standing (at the Issuer’s expense) in connection with such substitution (in form and substance reasonably satisfactory to the Trustee)); (b) where the Substituted Obligor is incorporated, domiciled or resident in, or subject generally to the taxing jurisdiction of, a territory other than or in addition to the Republic of South Africa or Australia or any political sub-division or any authority therein or thereof having power to tax, undertakings or covenants shall be given by the Substituted Obligor in terms corresponding to the provisions of Condition 9 with the substitution for (or, as the case may be, the addition to) the references to the Republic of South Africa or Australia or references to that other or additional territory in which the Substituted Obligor is incorporated, domiciled or resident or to whose taxing jurisdiction it is subject and (where applicable) Condition 7.3 shall be modified accordingly; and (c) two Authorised Signatories of the Substituted Obligor shall certify that the Substituted Obligor is solvent both at the time at which the relevant transaction is proposed to be effected and immediately thereafter (upon which certificate the Trustee may rely absolutely). The Trustee shall not be under any duty to have regard to the financial condition, profits or prospects of the Substituted Obligor or to compare the same with those of the Issuer or the previous substitute under this clause as applicable. 19.3 In the case of such a substitution under Clause 19.1, the Trustee may agree, without the consent of the Bondholders, to a change of the law governing the Bonds and/or these presents provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Bondholders. Any such substitution shall be binding on the Bondholders and shall be notified promptly to the Bondholders. 19.4 Not later than 14 days after the execution of such documents and compliance with such requirements, the Substituted Obligor shall give notice thereof in a form previously approved by the Trustee to the Bondholders in the manner provided in Condition 17. Upon the execution of any trust deed or undertaking or instrument executed to give effect to a substitution pursuant to this Clause 19 and compliance with such requirements, the Substituted Obligor shall be deemed to be named in these presents as the principal debtor in place of the Issuer (or in place of the previous substitute under this clause) under these presents, the Bonds and the Bond Documents and these presents, the Bonds and the Bond Documents shall be deemed to be modified in such manner as shall be necessary to give effect to the above provisions and, without limitation, references in these presents to the Issuer shall, unless the context otherwise requires, be deemed to be or include references to the Substituted Obligor. Any substitution 157958786 29 pursuant to this Clause 19 shall be binding on the Bondholders and shall be notified promptly to the Bondholders. 19.5 In connection with a Newco Scheme, at the request and expense of the Issuer the Trustee shall, without the requirement for any consent or approval of the Bondholders, concur with the Issuer in the substitution in place of the Issuer (or any previous substituted Issuer) as principal debtor under the Trust Deed and the Bonds of Newco pursuant to and subject to the provisions set out in Condition 11(g). 20. Currency Indemnity Each of Issuer and the Guarantors shall jointly and severally indemnify the Trustee, every Appointee and the Bondholders and keep them indemnified against: (a) any Liability incurred by any of them arising from the non-payment by the Issuer or the Guarantors of any amount due to the Trustee or the Bondholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer or the Guarantors; and (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer or a Guarantor and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation. The above indemnities shall constitute obligations of the Issuer and the Guarantors separate and independent from their obligations under the other provisions of these presents and shall apply irrespective of any indulgence granted by the Trustee, an Appointee or the Bondholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer or any Guarantor for a liquidated sum or sums in respect of amounts due under these presents (other than this clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Trustee, an Appointee or the Bondholders (as applicable) and no proof or evidence of any actual loss shall be required by the Issuer or the Guarantors or their liquidator or liquidators. 21. New Trustee 21.1 The power to appoint a new trustee of these presents shall, subject as hereinafter provided, be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Issuer to the Principal Paying, Transfer and Conversion Agent, the Registrar, the Calculation Agent and the Bondholders. 21.2 Notwithstanding the provisions of subclause 21.1 above, the Trustee may, upon giving prior notice to the Issuer and the Guarantors (but without the consent of the Issuer, the Guarantors or the Bondholders), appoint any person established or resident in any jurisdiction (whether a 157958786 30 Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee: (a) if the Trustee considers such appointment to be in the interests of the Bondholders; (b) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or the Agency Agreement against the Issuer and/or the Guarantors. The Issuer irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such proper remuneration as the Trustee may pay to any such person, together with any attributable Liabilities incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as Liabilities incurred by the Trustee. 22. Trustee’s Retirement and Removal 22.1 A trustee of these presents may retire at any time on giving not less than 90 days’ prior written notice to the Issuer and the Guarantors without giving any reason and without being responsible for any Liabilities incurred by reason of such retirement. The Bondholders may by Extraordinary Resolution remove any trustee or trustees for the time being of these presents. Each of the Issuer and the Guarantors undertakes that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this clause or being removed by Extraordinary Resolution it will use all reasonable endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If, in such circumstances, no appointment of such a new trustee has become effective prior to the expiry of such notice or within 90 days of the date of such Extraordinary Resolution, the Trustee shall be entitled (at the cost of the Issuer) to appoint a Trust Corporation as trustee of these presents. 22.2 The appointment of the Trustee will forthwith terminate if at any time it becomes incapable of acting, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of a receiver, administrator or other similar official of all or a substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payments thereof, or if a resolution is passed or an order made for the winding up or dissolution of the Trustee, or if a receiver, administrator or other similar official of the Trustee or all or a substantial part of its property is appointed. Each of the Issuer and the Guarantor will use all reasonable endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable following such termination and such new Trustee must be approved by Extraordinary Resolution. 23. Trustee’s Powers to be Additional The powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Bonds. 157958786 31 24. Notices 24.1 Any communication between the Issuer, the Guarantors and/or the Trustee under these presents shall be in the English language and shall be delivered by letter, electronic communication or by other Electronic Means as may be agreed between the parties to this Agreement: to the Issuer or the Guarantors at: Randfontein Office Park Corner Main Reef and Ward Avenue Randfontein Gauteng Email: companysecretariat@harmony.co.za Attention: Company Secretary to the Trustee at: Citibank, N.A., London Branch Citigroup Centre Canary Wharf London E14 5LB United Kingdom Email: emea.at.debt@citi.com Attention: Citibank, N.A., London Branch as Trustee or any other address or attention details as shall have been notified (of which written notice has been given to the parties in accordance with this Clause 24) to the other parties hereto. Such communications will take effect, in the case of a letter, when delivered, in the case of an electronic communication, when the relevant receipt of such communication being read is given, or where no read receipt is requested by the sender, at the time of sending, provided that no delivery failure notification is received by the sender within 24 hours of sending such communication; provided that any communication which is received (or deemed to take effect in accordance with the foregoing) after 5:00 p.m. or on a non-business day in the place of receipt shall be deemed to take effect at 9:00 a.m. on the next following business day in such place. Any communication delivered to any party which is to be sent by electronic communication will be written legal evidence. 24.2 Subject to Clause 15, in no event shall any of the Trustee be liable for any losses arising from any of the Trustee or the Agents receiving or transmitting any data from or to the Issuer, a Guarantor, an Agent, the Calculation Agent (or any person authorised by any of them) or acting upon any notice, instructions or other communications via any Electronic Means. The Trustee shall have no duty or obligation to verify or confirm that the person who sent such notice, instructions or communication is, in fact, a person authorised to give instructions or directions on behalf of the Issuer, a Guarantor, an Agent or the Calculation Agent (or any person authorised by any of them). Each of the Issuer and/or the Guarantors agrees that the security procedures, if any, to be followed in connection with a transmission of any such notice, instructions or other communications, provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. 25. Force Majeure Notwithstanding anything in this Trust Deed to the contrary, the Trustee shall not be responsible or liable for any delay or failure to perform under this Trust Deed or for any losses resulting, in whole or in part, from or caused by any event beyond the control of the Trustee including without limitation: strikes, work stoppages, acts of war, epidemic, pandemic, terrorism, acts of

157958786 32 God, governmental actions, exchange or currency controls or restrictions, devaluations or fluctuations, interruption, loss or malfunction of utilities, communications or any computer (software or hardware) services, the application of any law or regulation in effect now or in the future, or any event in the country in which the relevant duties under this Trust Deed are performed, (including, but not limited to, nationalisation, expropriation or other governmental actions, regulation of the banking or securities industry, sanctions imposed at national or international level or market conditions) which may affect, limit, prohibit or prevent the performance in full or in part of such duties until such time as such law, regulation or event shall no longer affect, limit, prohibit or prevent such performance (in full or in part) and in no event shall the Trustee be obliged to substitute another currency for a currency whose transferability, convertibility or availability has been affected, limited, prohibited or prevented by such law, regulation or event. 26. Governing Law and Jurisdiction 26.1 These presents and any non-contractual obligations arising out of or in connection therewith are governed by, and shall be construed in accordance with, English law. 26.2 Each of the Issuer and the Guarantors agrees for the benefit of the Trustee that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceedings arising out of or in connection with these presents (including any non-contractual obligations arising out of or in connection with these presents) (“Proceedings”) and, for such purposes, irrevocably submits to the jurisdiction of such courts. Nothing in this paragraph shall (or shall be construed so as to) limit the right of the Trustee to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings by the Trustee in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law. 26.3 For the purposes of Clauses 26.2, each of the Issuer and the Guarantors irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and agrees not to claim that any such court is not a convenient or appropriate forum. 26.4 Each of the Issuer and the Guarantors agrees that the process by which any Proceedings are commenced in England pursuant to Clauses 26.2 may be served on it by being delivered to Law Debenture Corporate Services Limited at its registered office from time to time. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer and/or any Guarantor, the Issuer or such Guarantor (as the case may be) shall notify the Trustee in writing and appoint a further person in England to accept service of process on its behalf and, failing such appointment within 14 days, the Trustee shall be entitled to appoint such a person by written notice to the Issuer and the Guarantors. Nothing in this paragraph shall affect the right of the Agents or the Trustee to serve process in any other manner permitted by law. 27. Counterparts This Trust Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart. 28. Contracts (Rights of Third Parties) Act 1999 Save where expressly provided otherwise in these presents, a person who is not a party to these presents has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any 157958786 33 term of these presents, but this does not affect any right or remedy of a third party which exists or is available apart from that Act. In Witness whereof this Trust Deed has been executed as a deed by the Issuer, the Guarantors and the Trustee and delivered on the date first stated on page 1. 157958786 34 Schedule 1 Form of Global Certificate THIS GLOBAL CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS GLOBAL CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF TO, OR FOR THE ACCOUNT OR BENEFIT OF, US PERSONS, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. Common Code: 332360582 ISIN: XS3323605827 Registered No.:___________ Harmony Gold Mining Company Limited (incorporated as a public company with limited liability under the laws of the Republic of South Africa) Global Certificate representing U.S.$ 500,000,000 1.500 per cent. Guaranteed Senior Unsecured Convertible Bonds Due 2031 Unconditionally and irrevocably guaranteed as to payment of principal, premium (if any) and interest by African Rainbow Minerals Gold Limited, Avgold Limited, Chemwes Proprietary Limited, Cobar Management Pty. Limited, Eva Copper Mine Pty Ltd, Freegold (Harmony) Proprietary Limited, Golden Core Trade and Invest Proprietary Limited, Harmony Copper Limited, Harmony Gold (Australia) Pty Limited, Harmony Moab Khotsong Operations Proprietary Limited, MAC Copper Limited, Metals Acquisition Corp. (Australia) Pty Ltd and Randfontein Estates Limited Harmony Gold Mining Company Limited (the “Issuer”) hereby certifies that Citivic Nominees Limited is, at the date hereof, entered in the Register as the holder of the aggregate principal amount of U.S.$500,000,000 of a duly authorised issue of Bonds described above (the “Bonds”) of the Issuer or such other account as is shown on the Register as being represented by this Global Certificate. References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Schedule 2 to the Trust Deed referred to below. Words and expressions defined in the Conditions shall bear the same meanings when used in this Global Certificate. This Global Certificate is issued subject to, and with the benefit of, the Conditions and a Trust Deed dated 29 September 2026 and made between the Issuer, the Guarantors and Citibank, N.A., London Branch (the “Trustee”) as trustee for the Bondholders. The Issuer, subject to and in accordance with the Conditions and the Trust Deed, promises to pay to the registered holder hereof on 29 September 2031 and/or on such earlier date(s) as all or any of the Bonds represented by this Global Certificate may become due and repayable in accordance with the Conditions and the Trust Deed, the amount payable under the Conditions in respect of such Bonds on each such date and to pay interest (if any) on the principal amount of the Bonds outstanding from time to time represented by this Global Certificate calculated and payable as provided in the Conditions and the Trust Deed together with any other sums payable under the Conditions and the Trust Deed. At maturity, 157958786 35 and prior to the payment of any amount due, the registered holder hereof shall surrender this Global Certificate at the specified office of the Registrar at 1 North Wall Quay, Dublin 1, Ireland or such other office as may be specified by the Issuer and approved by the Trustee. On any redemption, conversion or purchase and cancellation of any of the Bonds represented by this Global Certificate, details of such redemption, conversion or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in the Register. Upon any such redemption, conversion or purchase and cancellation the principal amount outstanding of this Global Certificate and the Bonds held by the registered holder hereof shall be reduced by the principal amount of such Bonds so redeemed, converted or purchased and cancelled. The principal amount outstanding of this Global Certificate and of the Bonds held by the registered holder hereof following any such redemption, conversion or purchase and cancellation as aforesaid or any exchange as referred to below shall be the outstanding principal amount most recently entered in the Register. Bonds represented by this Global Certificate are exchangeable and transferable only in accordance with, and subject to, the provisions hereof and the rules and operating procedures of Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream, Luxembourg”). Upon the exchange of the whole or a part of this Global Certificate for Definitive Certificates (only in the limited circumstances set forth herein), details of such exchange shall be entered by or on behalf of the Issuer in the relevant space in the Register, whereupon the outstanding principal amount of this Global Certificate and the Bonds held by the registered holder hereof shall be increased or reduced (as the case may be) by the principal amount so exchanged. This Global Certificate will be exchangeable in whole but not in part (free of charge to the holder) for Definitive Certificates only if (a) either Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available; or (b) any of the circumstances described in Condition 10(a) or Condition 10(b) occurs. On or after the Exchange Date the holder of this Global Certificate may surrender this Global Certificate to or to the order of the Registrar. In exchange for this Global Certificate, the Issuer will deliver, or procure the delivery of Definitive Certificates in registered form, serially numbered, representing Bonds in the denomination of U.S.$200,000. “Exchange Date” means a day specified in the notice requiring exchange falling not less than 60 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Registrar is located and (except in the case of (a) above) in the city in which the relevant clearing system is located. Subject as provided in the following paragraph, until the exchange of the whole of this Global Certificate as aforesaid, the registered holder hereof shall in all respects be entitled to the same benefits as if he were the registered holder of Definitive Certificates in the form set out in Part 1 of Schedule 2 to the Trust Deed. Subject as provided in the Trust Deed, each person who is for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg (other than Clearstream, Luxembourg, if Clearstream, Luxembourg shall be an accountholder of Euroclear, and Euroclear, if Euroclear shall be an accountholder of Clearstream, Luxembourg) as entitled to a particular principal amount of the Bonds represented by this Global Certificate (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Bonds standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of such principal amount of such Bonds for all purposes other than with respect to payments of principal, premium (if any) and other amounts payable on the Bonds for which purpose the registered holder of this Global Certificate shall be deemed to be the holder of such principal amount of the Bonds in accordance with and subject to the terms of this Global Certificate and the Trust Deed.

157958786 36 For so long as all of the Bonds are represented by this Global Certificate and this Global Certificate is held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to Bondholders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relative accountholders rather than by publication as required by Condition 17 provided that the Issuer shall also ensure that notices are duly given or published in a manner which complies with the rules and regulations of any stock exchange or other relevant authority on which the Bonds are for the time being listed. Any such notice shall be deemed to have been given to the Bondholders on the day on which such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid. Notwithstanding the provisions of Condition 8, so long as this Global Certificate is held by or on behalf of a common depositary for Euroclear or Clearstream, Luxembourg, each payment will be made to, or to the order of, the person whose name is entered on the Register at the close of business on the Clearing System Business Day immediately prior to the date for payment, where “Clearing System Business Day” means a day on which the Clearing Systems are open for business and such amounts will be paid in accordance with the standard procedures of Euroclear and/or Clearstream, Luxembourg to the relevant accountholders in whose accounts interests in the Bonds are held. Subject to the requirements of Euroclear and Clearstream, Luxembourg, the Conversion Right attaching to Bonds represented by this Global Certificate may be exercised in accordance with the standard procedures of Euroclear and/or Clearstream, Luxembourg by the presentation to the Principal Paying, Transfer and Conversion Agent of one or more duly completed Conversion Notices by or on behalf of the accountholders in whose accounts interests in such Bonds are held. The provisions of Condition 6 of the Bonds will otherwise apply. The options of the Issuer provided for in Conditions 7.2, 7.3 and 7.4 shall be exercised by the Issuer giving notice to the Bondholders within the time limits set out in, and containing the information required by, those Conditions. For so long as all of the Bonds are represented by this Global Certificate and this Global Certificate is held on behalf of Euroclear and/or Clearstream, Luxembourg, the option of the Bondholders provided for in Conditions 7.3, 7.5 and 7.6 may be exercised by an accountholder giving notice to the Principal Paying, Transfer and Conversion Agent in accordance with the standard procedures of Euroclear and Clearstream, Luxembourg (which may include notice being given on his instructions by Euroclear or Clearstream, Luxembourg or any common depositary for them to the Principal Paying, Transfer and Conversion Agent by electronic means) of the principal amount of the Bonds in respect of which such option is exercised. References herein to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Trustee. No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Global Certificate but this does not affect any right or remedy of any person which exists or is available apart from that Act. This Global Certificate and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, English law and the Issuer submits to the jurisdiction of the courts of England for all purposes in connection with this Global Certificate. This Global Certificate shall not be valid unless authenticated by Citibank Europe plc as Registrar. IN WITNESS whereof the Issuer has caused this Global Certificate to be signed on its behalf. 157958786 37 HARMONY GOLD MINING COMPANY LIMITED By: ............................................ (Duly authorised) Issued on 29 September 2026. Certificate of authentication This Global Certificate is duly authenticated without recourse, warranty or liability. ................................................... Duly authorised for and on behalf of Citibank Europe plc as Registrar 157958786 38 Schedule 2 Form of Definitive Certificate and Conditions of the Bonds Part 1 Form of Definitive Certificate [0,000/00,000] [●] [SERIES] [SERIAL NO.] Harmony Gold Mining Company Limited (incorporated as a public company with limited liability under the laws of the Republic of South Africa) U.S.$ 500,000,000 1.500 per cent. Guaranteed Senior Unsecured Convertible Bonds due 2031 Unconditionally and irrevocably guaranteed as to payment of principal, premium (if any) and interest by African Rainbow Minerals Gold Limited, Avgold Limited, Chemwes Proprietary Limited, Cobar Management Pty. Limited, Eva Copper Mine Pty Ltd, Freegold (Harmony) Proprietary Limited, Golden Core Trade and Invest Proprietary Limited, Harmony Copper Limited, Harmony Gold (Australia) Pty Limited, Harmony Moab Khotsong Operations Proprietary Limited, MAC Copper Limited, Metals Acquisition Corp. (Australia) Pty Ltd and Randfontein Estates LimitedThe issue of the Bonds was authorised by a resolution of the board of directors of Harmony Gold Mining Company Limited (the “Issuer”) passed on 19 September 2026 and the giving of the guarantee in respect of the Bonds was authorised by a resolution of the board of directors of each of the Guarantors passed on 19 March 2026 (together, the “Guarantors”). This Bond forms one of a series of Bonds constituted by a Trust Deed dated 29 September 2026 (as amended, modified, restated and/or supplemented from time to time, the “Trust Deed”) made between the Issuer and Citibank, N.A., London Branch as trustee for the holders of the Bonds and issued as Registered Bonds in the denomination of U.S.$200,000 each or integral multiple thereof, in an aggregate principal amount of U.S.$ 500,000,000. THIS IS TO CERTIFY that _____________________ is/are the registered holder(s) of [one]/[●] of the above-mentioned registered bonds, each such Bond being in the denomination of U.S.$200,000 (two hundred thousand United States dollars) and is/are entitled on [●] (or on such earlier date as the principal sum hereinafter mentioned may become repayable in accordance with the Conditions endorsed hereon) to the repayment of such principal sum of: U.S.$[●] ([●] United States dollars) together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Trust Deed. In Witness whereof this Registered Bond has been executed on behalf of the Issuer. HARMONY GOLD MINING COMPANY LIMITED By: ............................................ (Duly authorised) Issued on [●] 20[●]. 157958786 39 Certificate of authentication This Bond is duly authenticated without recourse, warranty or liability. ................................................... Duly authorised for and on behalf of Citibank Europe plc as Registrar

157958786 40 Form of Transfer of Registered Bond For Value Received the undersigned hereby sell(s), assign(s) and transfer(s) to [●] (Please print or type name and address (including postal code) of transferee) U.S.$[●] principal amount of this Bond and all rights hereunder, hereby irrevocably constituting and appointing as attorney to transfer such principal amount of this Bond in the register maintained by [●] with full power of substitution. Signature(s) [●] [●] Date: [●] [20[●]] N.B.: 1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorised such officers must be delivered with this form of transfer. 2. The signature(s) on this form of transfer must correspond with the name(s) as it/they appear(s) on the face of this Bond in every particular, without alteration or enlargement or any change whatever. 157958786 41 Part 2 Conditions of the Bonds TERMS AND CONDITIONS OF THE BONDS The issue of the U.S.$ 500,000,000 1.500 per cent. Guaranteed Unsecured Convertible Bonds due 2031 (the “Bonds”, which expression shall, unless otherwise indicated, include any Further Bonds (as defined below)) was (save in respect of any such Further Bonds) authorised by a resolution of the Board of Directors of Harmony Gold Mining Company Limited (the “Issuer”) passed on 19 September 2026. The giving of the guarantee by each of African Rainbow Minerals Gold Limited, Avgold Limited, Chemwes Proprietary Limited, Cobar Management Pty. Limited, Eva Copper Mine Pty Ltd, Freegold (Harmony) Proprietary Limited, Golden Core Trade and Invest Proprietary Limited, Harmony Copper Limited, Harmony Gold (Australia) Pty Limited, Harmony Moab Khotsong Operations Proprietary Limited, MAC Copper Limited, Metals Acquisition Corp. (Australia) Pty Ltd and Randfontein Estates Limited (each an “Initial Guarantor” and, together with any Additional Guarantors (as defined below), the “Guarantors”) in respect of the Bonds was authorised by resolutions of the Board of Directors of each Guarantor passed on 19 March 2026. The Bonds are constituted by a trust deed dated 29 September 2026 (as supplemented, amended and/or amended and restated from time to time, the “Trust Deed”) between the Issuer, the Guarantors and Citibank, N.A., London Branch (the “Trustee”, which expression shall include all persons for the time being appointed as the trustee or trustees under the Trust Deed) as trustee for the holders (as defined below) of the Bonds. The statements set out in these Terms and Conditions (the “Conditions”) are summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the registered certificates (the “Certificates”) representing the Bonds. The Bondholders (as defined below) are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and those provisions applicable to them which are contained in the Paying, Transfer and Conversion Agency Agreement dated 29 September 2026 (as supplemented, amended and/or amended and restated from time to time, the “Agency Agreement”) relating to the Bonds between the Issuer, the Guarantors, the Trustee, Citibank, N.A., London Branch (the “Principal Paying, Transfer and Conversion Agent”, which expression shall include any successor as Principal Paying, Transfer and Conversion Agent under the Agency Agreement), the other Paying, Transfer and Conversion Agents for the time being (such persons, together with the Principal Paying, Transfer and Conversion Agent, being referred to below as the “Paying, Transfer and Conversion Agents”, which expression shall include their successors as Paying, Transfer and Conversion Agents under the Agency Agreement) and Citibank Europe plc in its capacity as registrar in respect of the Bonds (the “Registrar”, which expression shall include any successor as registrar under the Agency Agreement). The Issuer and the Guarantors have also entered into a Calculation Agency Agreement dated 29 September 2026 (as supplemented, amended and/or amended and restated from time to time, the “Calculation Agency Agreement”) with Conv-Ex Advisors Limited (the “Calculation Agent” which expression shall include any successor as calculation agent under the Calculation Agency Agreement) whereby the Calculation Agent has been appointed to make certain calculations in relation to the Bonds. Electronic copies of each of the Trust Deed, the Agency Agreement and the Calculation Agency Agreement shall be provided by the Issuer to the Paying, Transfer and Conversion Agents and may be provided by email to a Bondholder following their prior written request to the Paying, Transfer and Conversion Agents and provision of proof of holding and identity (in a form satisfactory to the Paying, Transfer and Conversion Agents). The Bonds will, subject to these Conditions, be convertible into fully paid ordinary shares of no par value in the capital of the Issuer (the “Ordinary Shares”). Capitalised terms used but not defined in these Conditions shall have the meanings provided in the Trust Deed unless, in any case, the context otherwise requires or unless otherwise stated. 157958786 42 1. FORM, DENOMINATION, TITLE, STATUS AND GUARANTEE 1.1 Form and Denomination The Bonds are in registered form, serially numbered, in principal amounts of U.S.$200,000 each (the “authorised denomination”). 1.2 Title Title to the Bonds will pass by transfer and registration as described in Condition 4. The holder (as defined below) of any Bond will (except as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as its absolute owner for all purposes whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or its theft or loss (or that of the related certificate, as applicable) or anything written on it or on the certificate representing it (other than a duly executed transfer thereof), and no Person will be liable for so treating the holder. 1.3 Status of the Bonds The Bonds constitute direct, unconditional, unsubordinated and (subject to Condition 2) unsecured obligations of the Issuer and rank and will rank at all times pari passu and rateably, without any preference among themselves, and equally in right of payment with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, save for such obligations that may be preferred by provisions of law that are mandatory and of general application. 1.4 Guarantee of the Bonds The payment of all amounts payable in respect of the Bonds and all other moneys payable under or pursuant to the Trust Deed have been jointly and severally unconditionally and irrevocably guaranteed by the Guarantors in the Trust Deed (the “Bonds Guarantee”). The obligations of each Guarantor under the Bonds Guarantee constitute direct, unconditional, unsubordinated and (subject to Condition 2) unsecured obligations of the relevant Guarantor and rank and will rank at all times equally in right of payment with all other existing and future unsecured (subject to Condition 2) and unsubordinated indebtedness of the relevant Guarantor, save for such obligations that may be preferred by provisions of law that are mandatory and of general application. 1.5 Limitation on Guarantees The obligations of each Guarantor may be contractually limited as necessary under the applicable Bonds Guarantee contained in the Trust Deed to reflect certain limitations that are generally available to guarantors under law with respect to maintenance of share capital, corporate benefit, fraudulent conveyance, voidable transactions, exchange control laws and other legal restrictions applicable to the relevant Guarantor and their respective shareholders, directors and general partners. 1.6 Release of Guarantor A Guarantor will be automatically and unconditionally released and discharged from its Bonds Guarantee if the Issuer or the relevant Guarantor delivers a written notice to the Trustee signed by two Authorised Signatories of such Guarantor certifying that: (a) no Event of Default or Potential Event of Default is continuing or will result from the release of that Guarantor; (b) no part of the indebtedness in respect of which that Guarantor is or was providing a Bonds Guarantee is at that time due and payable but unpaid; and 157958786 43 (c) such Guarantor is not providing (or will cease to provide simultaneously with such release) a Guarantee in respect of the payment by the Issuer, any Guarantor or any of their respective Subsidiaries of indebtedness under the Existing Facility. Upon the Trustee’s receipt of such notice (which the Trustee shall rely on without liability to any Person and without further enquiry), such Guarantor shall automatically and irrevocably be released and relieved of any obligation under its Bonds Guarantee, the Trust Deed and the Agency Agreement. The Trustee shall (at the cost and expense of the Issuer and without the consent or approval of the Bondholders) do all such acts or things reasonably necessary to effect such release. A Guarantor that has been released pursuant to this Condition, howsoever many times, may subsequently be required to provide a Bonds Guarantee pursuant to Condition 1.7 below. 1.7 Additional Bond Guarantors (a) If any Subsidiary of the Issuer or any Guarantor that is not a Guarantor hereunder guarantees the obligations of the Issuer, any Guarantor or any of their respective Subsidiaries under the Existing Facility, the Issuer shall promptly (and in any event no later than 15 London business days following the date of the giving of such guarantee) procure that each such Subsidiary shall become a Guarantor under the Bonds and the Bond Documents (an “Additional Guarantor”). (b) In connection with its accession as a Guarantor under the Bonds and the Bonds Documents pursuant to paragraph (a) above, each Additional Guarantor shall: (i) execute and deliver to the Trustee and the Agents a Deed of Accession pursuant to which such Additional Guarantor will guarantee, on a joint and several basis, the due and punctual payment of all sums payable by the Issuer under the Bonds and the Bond Documents on the same terms, mutatis mutandis, as the Bonds Guarantee given by each Initial Guarantor; (ii) deliver a written opinion from legal counsel of international standing which is acceptable to the Trustee (acting reasonably) (at the expense of the Issuer and/or the Additional Guarantor) as to the enforceability of the Additional Guarantor’s obligations under the Bond Documents and the Bonds Guarantee and as to the due capacity and authority of any such Additional Guarantor thereunder (which opinion may be subject to customary qualifications and assumptions and shall be addressed to the Trustee); and (iii) deliver to the Trustee such other conditions, documents or certificates as it may reasonably require, including in connection with its “know your customer” obligations or other identification checks or procedures necessary to comply with any applicable law and regulation. The Trustee shall be entitled to accept and rely on any such opinion, documents or certificates without further enquiry or liability to any Person as sufficient evidence of the matters opined on, contained or certified therein. (c) Where an Additional Guarantor is incorporated, domiciled or resident in a territory other than South Africa, Jersey or Australia, each Additional Guarantor shall give undertakings or covenants in terms corresponding to the provisions of the Trust Deed and Condition 9 with the substitution of the references to South Africa, Jersey or Australia, as the case may be, with references to the territory or territories in which such Additional Guarantor is incorporated, domiciled or resident or to the taxing jurisdiction of which, or of any political subdivision or authority of or in which, such Additional Guarantor is otherwise subject generally.

157958786 44 (d) The Issuer shall notify the Bondholders in accordance with Condition 17 promptly upon the accession of any Additional Guarantor. (e) Notwithstanding the above, the Issuer and the Guarantors shall not be required to cause any of their respective Subsidiaries, and no such Subsidiary shall be required, to grant a Bonds Guarantee in respect of the Bonds to the extent that such Bonds Guarantee would reasonably be expected to give rise to or result in: (i) any violation of applicable law or regulation which cannot be avoided or otherwise prevented through measures reasonably available to the Issuer, the Guarantors or such Subsidiary (including, but not limited to, ‘whitewash’ or similar procedures); or (ii) liability or criminal sanctions for the officers, directors or (except in the case of a Subsidiary that is a partnership) shareholders of such Subsidiary (or, in the case of a Subsidiary that is a partnership, the directors or shareholders of the partners of such partnership). (f) The Trustee shall have no duty to monitor whether a Subsidiary of the Issuer or any Guarantor is required to become an Additional Guarantor pursuant to this Condition 1.7 and, until it has received express notice in writing from the Issuer, or a Guarantor, as the case may be, of the same, it shall be entitled to assume, without enquiry and without liability, that no such requirement has arisen. 2. NEGATIVE PLEDGE So long as any Bond remains outstanding (as defined in the Trust Deed), the Issuer and the Guarantors will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, create or permit to subsist, any Security Interest upon the whole or any part of their present or future undertaking, assets or revenues (including uncalled capital) to secure any Relevant Indebtedness or Guarantee of any Relevant Indebtedness without at the same time or prior thereto: (a) securing the Bonds equally and rateably therewith to the satisfaction of the Trustee; or (b) providing such other arrangement (whether or not comprising a Security Interest) for the Bonds as either (i) the Trustee may in its absolute discretion consider to be not materially less beneficial to the interests of the Bondholders, or (ii) as may be approved by an Extraordinary Resolution of the Bondholders, provided that: (i) any entity acquired by the Issuer or any Guarantor after the Issue Date may have outstanding Security Interests with respect to Relevant Indebtedness and/or any Guarantee in respect of such Relevant Indebtedness of such entity, so long as any such Security Interest was outstanding on the date on which any such entity became a Subsidiary of the Issuer or any Guarantor and was not created in contemplation of any such entity becoming a Subsidiary of the Issuer or any Guarantor, or any such Security Interest was created in substitution for or to replace either any such outstanding Security Interest or any such substituted or replacement Security Interest and is not increased in amount after the date that any such entity became a Subsidiary of the Issuer or any Guarantor; (ii) any entity which becomes a Subsidiary of the Issuer or any Guarantor or is merged, consolidated or amalgamated into a Subsidiary of the Issuer or any Guarantor on or after the Issue Date may have outstanding Security Interests 157958786 45 with respect to Relevant Indebtedness and/or any Guarantee in respect of such Relevant Indebtedness of such Subsidiary, so long as any such Security Interest (A) was outstanding on the date on which any such entity became a Subsidiary of the Issuer or any Guarantor or was merged, consolidated or amalgamated into a Subsidiary of the Issuer or any Guarantor; (B) was not created in contemplation of any such entity becoming a Subsidiary of the Issuer or any Guarantor or being merged, consolidated or amalgamated into a Subsidiary of the Issuer or any Guarantor; and (C) is not increased in amount after the date that any such entity became a Subsidiary of the Issuer or any Guarantor or was merged, consolidated or amalgamated into a Subsidiary of the Issuer or any Guarantor; and (iii) the Issuer or any Guarantor may have, at any time, any Security Interest to secure any Relevant Indebtedness or to secure any Guarantee in respect of any Relevant Indebtedness to the extent that such Security Interest arises by operation of law. 3. DEFINITIONS 3.1 Defined Terms In these Conditions, unless otherwise provided: “Additional Guarantor” has the meaning provided in Condition 1.7. “Additional Ordinary Shares” has the meaning provided in Condition 6.3. “Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) when used with respect to any Person means possession, directly or indirectly, of the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Agents” means each of the Paying, Transfer and Conversion Agents, the Registrar and the Calculation Agent, and “Agent” shall mean any one of them. “Applicable Date” means (i) in the case of any adjustment required to be made to the Conversion Price (having given effect, for the avoidance of doubt, to Condition 6.6) pursuant to Conditions 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i), the relevant Ex-Date and (ii) in the case of any adjustment to the Conversion Price pursuant to Conditions 6.2(f), 6.2(g) or 6.2(h), the date of the first public announcement of the terms of any such issue or grant as is mentioned in Conditions 6.2(f) and 6.2(g) or of the terms of any such modification as is mentioned in Condition 6.2(h). “Applicable Law” means in relation to a Person, all and any: (a) statutes and subordinate legislation; (b) treaties, regulations, ordinances, decrees and directives; (c) by-laws; 157958786 46 (d) codes of practice, circulars, guidance notices, judgements and decisions of any competent authority; (e) any present or future common law; and (f) other similar provisions, from time to time. “authorised denomination” has the meaning provided in Condition 1.1. “Authorised Signatories” has the meaning given to it in the Trust Deed. “Bond Documents” means each of the Trust Deed (including the Bonds Guarantees and these Conditions), the Agency Agreement and the Calculation Agency Agreement. “Bondholder” and “holder” means the Person in whose name a Bond is registered in the Register. “Bondholder Taxes” has the meaning provided in Condition 6.8. “business day” means, in relation to any place, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business in that place. “Cash Conversion Amount” has the meaning provided in Condition 6.1. “Cash Dividend” means (i) any Dividend which is to be paid or made in cash (in whatever currency), but other than falling within paragraph (b) of the definition of “Spin-Off” and (ii) any Dividend determined to be a Cash Dividend pursuant to paragraph (a) of the definition of “Dividend”, and for the avoidance of doubt, a Dividend falling within paragraphs (c) or (d) of the definition of “Dividend” shall be treated as being a Non-Cash Dividend. “Central Securities Depository” means Strate Proprietary Limited (registration number 1998/022242/07), a private company with limited liability incorporated in accordance with the laws of South Africa and registered as a central securities depository operating pursuant to the terms of the Financial Markets Act, or any additional or alternate depository approved by the Issuer. “Change of Control” means the occurrence of an event or series of events whereby (other than pursuant to an Exempt Newco Scheme) any Person and/or Persons acting in concert (as defined under the Companies Act): (a) acquire(s) or becomes entitled to control (or has or have the right to acquire or obtain control of) the right to cast more than 50 per cent. of the votes which may ordinarily be cast on a poll at a general meeting of the Issuer; or (b) acquire(s) or becomes entitled to control (or has or have the right to acquire or obtain control of) more than 50 per cent. of the issued Ordinary Shares; or (c) obtain(s) the power to appoint and/or remove all or a majority of the members of the board of directors of the Issuer. “Change of Control Conversion Price” has the meaning provided in Condition 6.2(j). “Change of Control Notice” has the meaning provided in Condition 6.7. “Change of Control Period” means the period commencing on the occurrence of a Change of Control and ending 60 calendar days following the Change of Control or, if later, 60 calendar days following the date on which a Change of Control Notice is given to Bondholders as required by Condition 6.7. “Change of Control Put Date” has the meaning provided in Condition 7.5. 157958786 47 “Change of Control Put Exercise Notice” has the meaning provided in Condition 7.5. “Clearing Systems” has the meaning provided in Condition 8.9. “Clearing System Business Day” has the meaning provided in Condition 8.9. “Closing Price” means, in respect of an Ordinary Share or any Security, Spin-Off Security, option, warrant or other right or asset on any dealing day in respect thereof, the closing price on the Relevant Stock Exchange in respect thereof on such dealing day of an Ordinary Share or, as the case may be, such Security, Spin-Off Security, option, warrant or other right or asset published by or derived from Bloomberg page HP (or any successor page) (setting “Last Price”, or any other successor setting and using values not adjusted for any event occurring after such dealing day; and for the avoidance of doubt, all values will be determined with all adjustment settings on the DPDF Page, or any successor or similar setting, switched off) in respect of such Ordinary Share, Security, Spin-Off Security, option, warrant or other right or asset and such Relevant Stock Exchange (all as determined by the Calculation Agent) (and for the avoidance of doubt such Bloomberg page for the Ordinary Shares as at the Issue Date is HAR SJ <Equity>), if available or, in any such case, such other source (if any) as shall be determined to be appropriate by an Independent Adviser on such dealing day, provided that: (a) if on any such dealing day (for the purpose of this definition, the “Affected Day”) such price is not available or cannot otherwise be determined as provided above, the Closing Price of an Ordinary Share, Security, Spin-Off Security, option, warrant, or other right or asset, as the case may be, in respect of such dealing day shall be the Closing Price, determined by the Calculation Agent as provided above, on the immediately preceding dealing day in respect thereof on which the same can be so determined, and further provided that if such immediately preceding dealing day falls prior to the fifth day before the Affected Day, the Closing Price in respect of such dealing day shall be considered to be not capable of being determined pursuant to this proviso (a); and (b) if the Closing Price cannot be determined as aforesaid, the Closing Price of an Ordinary Share, Security, Spin-Off Security, option, warrant or other right or asset, as the case may be, shall be determined as at the Affected Day by an Independent Adviser in such manner as it shall determine to be appropriate, and the Closing Price determined as aforesaid on or as at any dealing day shall, if not in the Relevant Currency, be converted into the Relevant Currency at the Prevailing Rate on such dealing day. “Companies Act” means the Companies Act, 2008 of South Africa. “Conversion Date” has the meaning provided in Condition 6.8. “Conversion Notice” has the meaning provided in Condition 6.8. “Conversion Period” has the meaning provided in Condition 6.1. “Conversion Price” has the meaning provided in Condition 6.1. “Conversion Right” has the meaning given to it in Condition 6.1. “Current Market Price” means, in respect of an Ordinary Share at a particular date, the average of the daily Volume Weighted Average Price of an Ordinary Share on each of the five consecutive dealing days ending on the dealing day immediately preceding such date, as determined by the Calculation Agent, provided that: (a) for the purposes of determining the Current Market Price pursuant to Condition 6.2(d) or 6.2(f) in circumstances where the relevant event relates to an issue of Ordinary Shares, if at any time during the said five dealing-day period (which may be on each of

157958786 48 such five dealing days) the Volume Weighted Average Price shall have been based on a price ex-Dividend (or ex- any other entitlement) and/or during some other part of that period (which may be on each of such five dealing days) the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum- any other entitlement), in any such case which has been declared or announced, then: (i) if the Ordinary Shares to be issued or transferred and delivered do not rank for the Dividend (or entitlement) in question, the Volume Weighted Average Price on the dates on which the Ordinary Shares shall have been based on a price cum-Dividend (or cum- any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the Ex Date in respect of such Dividend or entitlement (or, where on each of the said five dealing days the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum-any other entitlement), as at the date of first public announcement of such Dividend or entitlement), in any such case, all as determined by the Calculation Agent; or (ii) if the Ordinary Shares to be issued or transferred and delivered (if applicable) do rank for the Dividend or entitlement in question, the Volume Weighted Average Price on the dates on which the Ordinary Shares shall have been based on a price ex-Dividend (or ex- any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof increased by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the Ex-Date in respect of such Dividend (or entitlement), in any such case, all as determined by the Calculation Agent; (b) for the purposes of any calculation or determination required to be made pursuant to paragraphs (a)(i) or (a)(ii) of the definition of “Dividend”, if on any of the said five dealing days the Volume Weighted Average Price shall have been based on a price cum- the relevant Dividend or cum- the relevant capitalisation giving rise to the requirement to make such calculation or determination, the Volume Weighted Average Price on any such dealing day shall for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of the relevant Dividend as at the Ex-Date in respect of such Dividend, all as determined by the Calculation Agent; and (c) for any other purpose, if any day during the said five dealing day period was the Ex- Date in relation to any Dividend (or any other entitlement) the Volume Weighted Average Prices that shall have been based on a price cum- such Dividend (or cum-such entitlement) shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the Ex-Date in respect of such Dividend or entitlement. “Daily Cash Conversion Amount” has the meaning provided in Condition 6.1. “Daily Conversion Value” has the meaning provided in Condition 6.1. “Daily Net Shares” has the meaning provided in Condition 6.1. “dealing day” means, in respect of the Ordinary Shares or any other Securities, Spin-Off Securities, options, warrants or rights or assets, a day on which the Relevant Stock Exchange is open for business and on which such Ordinary Shares, Securities, Spin-Off Securities, options, warrants or other rights or assets (as the case may be) may be dealt in (other than a day on which such Relevant Stock Exchange is scheduled to or does close prior to its regular 157958786 49 weekday closing time), provided that, unless otherwise specified or the context otherwise requires, references to “dealing day” shall be a dealing day in respect of the Ordinary Shares. A “De-listing Event” shall occur if: (a) (other than pursuant to an Exempt Newco Scheme) the Ordinary Shares at any time cease to be admitted to listing and trading on the JSE or the JSE announces that the Ordinary Shares will cease to be admitted to listing and trading on the JSE, unless the Ordinary Shares are already admitted to or are promptly following such cessation admitted to (or, in the case of such an announcement, are promptly following such announcement to be admitted to) listing and/or trading on another internationally recognised, regularly operating and regulated stock exchange; or (b) trading of the Ordinary Shares on the Relevant Stock Exchange is suspended for a period of ten consecutive Exchange Dealing Days, provided that trading of the Ordinary Shares shall not be considered to be suspended on any Exchange Dealing Day on which a general suspension of trading on the Relevant Stock Exchange has occurred or where such suspension is in connection with a Scheme of Arrangement or merger, amalgamation or consolidation relating to the Issuer (and, in any such case, a De-listing Event pursuant to this limb (b) shall be deemed to occur on the last day of such period of ten consecutive Exchange Dealing Days), provided that following the occurrence of a De-listing Event as provided above, no further De- listing may occur unless, in the case of limb (a) above, the Ordinary Shares shall subsequently have been listed and admitted to trading and listing on another internationally recognised, regularly operating and regulated stock exchange or, in the case of limb (b) above, such suspension shall have ceased. “De-listing Event Notice” has the meaning provided in Condition 7.6; “De-listing Event Period” means the period commencing on the occurrence of the De-listing Event and ending 60 days following the De-listing Event or, if later, 60 days following the date on which a De-listing Event Notice is given. “De-listing Event Put Date” has the meaning provided in Condition 7.6; “De-listing Event Put Exercise Notice” has the meaning provided in Condition 7.6; “Deed of Accession” has the meaning provided in the Trust Deed. “Dividend” means any dividend or distribution to Shareholders (including a Spin Off) whether of cash, assets or other property, and however described and whether payable out of share premium account, profits, retained earnings or any other capital or revenue reserve or account, and including a distribution or payment to Shareholders upon or in connection with a reduction of capital (and for these purposes a distribution of assets includes without limitation an issue of Ordinary Shares or other Securities credited as fully or partly paid up by way of capitalisation of profits or reserves), provided that: (a) where: (i) a Dividend in cash is announced which may at the election of a Shareholder or Shareholders be satisfied by the issue or transfer and delivery of Ordinary Shares or other property or assets, or where an issue or transfer and delivery of Ordinary Shares or other property or assets by way of capitalisation of profits or reserves is announced which may at the election of a Shareholder or Shareholders be satisfied by the payment of cash, then the Dividend or capitalisation in question shall be treated as a Dividend of an amount equal to the greater of (i) the Fair Market Value of such cash amount and (ii) the Current 157958786 50 Market Price of such Ordinary Shares or, as the case may be, Fair Market Value of such other property or assets, in any such case as at the Ex-Date in respect of the relevant Dividend or capitalisation or, if later, the date on which the number of Ordinary Shares (or amount of such other property or assets, as the case may be) which may be issued or delivered is determined; or (ii) there shall be (x) any issue or transfer and delivery of Ordinary Shares or other property or assets by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve) where such issue is or is expressed to be in lieu of a Dividend (whether or not a cash Dividend equivalent or amount is announced) or a Dividend in cash is announced that is to be satisfied by the issue or transfer and delivery of Ordinary Shares or other property or assets by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve), or (y) any issue or transfer and delivery of Ordinary Shares or other property or assets by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve) that is to be satisfied by the payment of cash (in the case of each of (x) and (y) above other than in circumstances subject to proviso (i) above), then, in the case of (x) the capitalisation or Dividend in question shall be treated as a Cash Dividend of an amount equal to the Current Market Price of such Ordinary Shares or, as the case may be, the Fair Market Value of such other property or assets, as at the Ex-Date in respect of the relevant capitalisation or Dividend or, if later, the date on which the number of Ordinary Shares to be issued or transferred and delivered is determined, and, in the case of (y), the capitalisation in question shall be treated as a Dividend of an amount equal to the Fair Market Value of such cash amount as at such Ex-Date; (b) any issue of Ordinary Shares falling within Condition 6.2(a) or 6.2(b) shall be disregarded; (c) any purchase or redemption or buy back of share capital of the Issuer by or on behalf of the Issuer or any of its Subsidiaries shall not constitute a Dividend unless, in the case of a purchase or redemption or buy back of Ordinary Shares by or on behalf of the Issuer or any of its Subsidiaries, the weighted average price per Ordinary Share (before expenses) on any one day (a “Specified Share Day”) in respect of such purchases or redemptions or buy backs (converted, if not in the Relevant Currency, into the Relevant Currency at the Prevailing Rate on such day) exceeds by more than 5% the Current Market Price of an Ordinary Share on the Specified Share Day or, where an announcement (excluding, for the avoidance of doubt for these purposes, any general authority for such purchases, redemptions or buy backs approved by a general meeting of Shareholders or any notice convening such a meeting of Shareholders) has been made of the intention to purchase, redeem or buy back Ordinary Shares at some future date at a specified price or where a tender offer is made, on the date of such announcement or the date of first public announcement of such tender offer (and regardless whether or not a price per Ordinary Share, a minimum price per Ordinary Share or a price range or a formula for the determination thereof is or is not announced at such time), in which case such purchase, redemption or buy back shall be deemed to constitute a Dividend in the Relevant Currency in the amount by which the aggregate price paid (before expenses) in respect of such Ordinary Shares purchased, redeemed or bought back by or on behalf of the Issuer or, as the case may be, any of its Subsidiaries (converted where appropriate into the Relevant Currency as provided above) exceeds the product of (i) 105% of such Current Market Price and (ii) the number of Ordinary Shares so purchased, redeemed or bought back, all as determined by the Calculation Agent; 157958786 51 (d) if the Issuer, the Guarantors or any of their respective Subsidiaries (or any person on its or their behalf) shall purchase, redeem or buy back any depositary or other receipts or certificates representing Ordinary Shares, the provisions of paragraph (c) above shall be applied in respect thereof in such manner and with such modifications (if any) as shall be determined by an Independent Adviser; (e) where a dividend or distribution is paid or made to Shareholders pursuant to any plan or arrangement implemented by the Issuer for the purpose of enabling Shareholders to elect, or which may require Shareholders, to receive dividends or distributions in respect of the Ordinary Shares held by them from a Person other than (or in addition to) the Issuer, such dividend or distribution shall for the purposes of these Conditions be treated as a dividend or distribution made or paid to Shareholders by the Issuer, and the foregoing provisions of this definition and the provisions of these Conditions shall be construed accordingly; (f) where a Dividend in cash is declared which provides for payment by the Issuer to Shareholders in the Relevant Currency or an amount in cash is or may be paid in the Relevant Currency, whether at the option of Shareholders or otherwise, it shall be treated as a Cash Dividend in the amount of such Relevant Currency or, as the case may be, an amount in such Relevant Currency, and in any other case it shall be treated as a Cash Dividend or, as the case may be, an amount in cash in the currency in which it is payable by the Issuer; and (g) a dividend or distribution that is a Spin-Off shall be deemed to be a Dividend paid or made by the Issuer, and any such determination shall be made by the Calculation Agent or, where specifically provided, an Independent Adviser, and in either such case, on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit. “EBITDA” means, in respect of any Person, the consolidated operating profit before income tax for such period, adjusted to reflect the position in relation to operating leases that would have applied immediately prior to 1 January 2019 and the adoption of IFRS 16 (Leases): (a) (to the extent not already excluded) before interest received or receivable and interest paid or payable; (b) (to the extent not already excluded) adjusted to exclude any gain or loss realised on the disposal of fixed assets (whether tangible or intangible); (c) (to the extent not already excluded) before deducting any extraordinary costs and before including extraordinary income, Plus (d) dividends received in cash from companies consolidated by the equity accounted method to the extent not already taken into account; and (e) depreciation and amortisation of any property, plant and equipment and intangible assets. “Electronic Means” shall mean the following communications methods: (i) non-secure methods of transmission or communication such as e-mail, and (ii) secure electronic transmission containing applicable authorisation codes, passwords and/or authentication keys issued by any Paying, Transfer and Conversion Agent or the Trustee, or another method or system specified by any Paying, Transfer and Conversion Agent or the Trustee as available for use in connection with its services hereunder.

157958786 52 “Equity Share Capital” means, in relation to any entity, its issued share capital excluding any part of that capital which, in respect of dividends and capital, does not carry any right to participate beyond a specific amount in a distribution. “Exchange Dealing Day” means a day on which the Relevant Stock Exchange for the Ordinary Shares is open for business (other than a day on which such Relevant Stock Exchange is scheduled to or does close prior to its regular weekday closing time), whether or not such day is a dealing day for the Ordinary Shares. “Ex-Date” means, in relation to any Dividend (including without limitation any Spin-Off), capitalisation, redesignation, reclassification, sub-division, consolidation, issue, grant, offer or other entitlement, unless otherwise defined herein, the first dealing day for the Ordinary Shares on which the Ordinary Shares are traded ex-the relevant Dividend, capitalisation, redesignation, reclassification, sub-division, consolidation, issue, grant, offer or other entitlement on the Relevant Stock Exchange (or, in the case of a Dividend which is a purchase, redemption or buy back of Ordinary Shares (or, as the case may be, any depositary or other receipts or certificates representing Ordinary Shares) pursuant to paragraph (c) (or, as the case may be, paragraph (d)) of the definition of “Dividend”, the date on which such purchase, redemption or buy back is made). “Exempt Newco Scheme” means a Newco Scheme where, immediately after implementation of the relevant Scheme of Arrangement, the ordinary shares or units or equivalent of Newco (or depositary or other receipts or certificates representing ordinary shares or units or equivalent of Newco) are (1) admitted to trading on the Relevant Stock Exchange or (2) admitted to listing on such other regulated, regularly operating, recognised stock exchange or securities market as the Issuer or Newco may determine. “Existing Facility” means the syndicated credit facility entered into between, among others, the Issuer, Citibank N.A., London Branch and J.P. Morgan Securities Plc, consisting of: (a) a U.S.$ revolving credit facility agreement, (b) a ZAR revolving credit facility agreement, (c) an AUD revolving credit facility agreement, (d) a ZAR green term facility agreement, and (e) an AUD term facility agreement, in each case, dated 19 June 2026, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced in whole or in part from time to time in one or more agreements or instruments. “Existing Shareholders” has the meaning provided in the definition of “Newco Scheme”. “Extraordinary Resolution” has the meaning provided in the Trust Deed. “Fair Market Value” means, with respect to any property as at any date (the “FMV Date”): (a) in the case of a Cash Dividend, the amount of such Cash Dividend, as determined by the Calculation Agent; (b) in the case of any other cash amount, the amount of such cash, as determined by the Calculation Agent; (c) in the case of Securities (including Ordinary Shares), Spin-Off Securities, options, warrants or other rights or assets that are publicly traded on a Relevant Stock Exchange of adequate liquidity (as determined by (if the Calculation Agent determines in its sole discretion it is able to make such determination in its capacity as Calculation Agent) the Calculation Agent or (in any other case) an Independent Adviser), (i) if a daily Volume Weighted Average Price (disregarding for this purpose proviso (b) to the definition thereof) can be determined for such Securities, Spin-Off Securities, options, warrants or other rights or assets, the arithmetic mean of the daily Volume Weighted Average Prices of such Securities or Spin- Off Securities; and 157958786 53 (ii) in any other case, the arithmetic mean of the daily Closing Prices of such Securities, Spin-Off Securities, options, warrants or other rights or assets, in the case of both (i) and (ii) during the period of five dealing days on the Relevant Stock Exchange commencing on the FMV Date (or, if later, the date (the “Adjusted FMV Date”) which falls on the first such dealing day such Securities, Spin-Off Securities, options, warrants or other rights or assets are publicly traded, provided that where such Adjusted FMV Date falls after the fifth day following the FMV Date, the Fair Market Value of such Securities, Spin-Off Securities, options, warrants or other rights or assets shall instead be determined pursuant to paragraph (d) below, and no such Adjusted FMV Date shall be deemed to apply) or such shorter period as such Securities, Spin-Off Securities, options, warrants or other rights or assets are publicly traded on the Relevant Stock Exchange, all as determined by the Calculation Agent (unless otherwise specified); (d) in the case of Securities, Spin-Off Securities, options, warrants or other rights or assets that are not publicly traded (as aforesaid) or where otherwise provided in paragraph (c) above to be determined pursuant to this paragraph (d), an amount equal to the fair market value thereof as determined by an Independent Adviser, on the basis of a commonly accepted market valuation method and taking account of such factors as it considers appropriate, including the market price per Ordinary Share, the dividend yield of an Ordinary Share, the volatility of such market price, prevailing interest rates and the terms of such Securities, Spin-Off Securities, options, warrants or other rights, including as to the expiry date and exercise price or the like (if any) thereof. Such amounts shall be converted if necessary into the Relevant Currency (if not expressed in the Relevant Currency on the FMV Date (or, as the case may be, the Adjusted FMV Date)) at the Prevailing Rate on the FMV Date (or, as the case may be, the Adjusted FMV Date), as determined by the Calculation Agent. In addition, in the case of (a), (b), (c) and (d) above, the Fair Market Value shall be determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made on account of tax and any associated tax credit. “Final Maturity Date” means 29 September 2031. “Financial Markets Act” means the Financial Markets Act, 2012 of South Africa. “Further Bonds” means any further Bonds issued pursuant to Condition 18 and consolidated and forming a single series with the then outstanding Bonds. “Global Certificate” has the meaning provided in Condition 8.9. “Group” means the Issuer, the Guarantors and their respective Subsidiaries taken as a whole and “member of the Group” shall be construed accordingly. “Guarantee” means in relation to any indebtedness of any person, any obligation of another person to pay such indebtedness including (without limitation) any indemnity against the consequences of a default in the payment of such indebtedness. “IFRS” means the international financial reporting standards as issued by the International Accounting Standards Board as in effect from time to time. “Independent Adviser” means an independent financial institution or adviser with appropriate expertise, which may include the Calculation Agent, appointed by the Issuer at its own expense. “Interest Payment Date” has the meaning provided in Condition 5.1. “Issue Date” means 29 September 2026. 157958786 54 “JSE” means the JSE Limited (Registration Number 2005/022939/06), a public company with limited liability incorporated in accordance with the laws of South Africa, and a licensed exchange in terms of the Financial Markets Act, or any exchange which operates as a successor exchange to the JSE in terms of the Financial Markets Act. “Material Subsidiary” means any member of the Group which has earnings before interest, tax, depreciation and amortisation calculated on the same basis as EBITDA representing 10.0 per cent. or more of EBITDA of the Group or has gross assets or turnover (excluding intra- group items) representing 10.0 per cent. or more of the gross assets or turnover of the Group, in each case, calculated on a consolidated basis. “Net Share Settlement Calculation Period” has the meaning provided in Condition 6.1. “Number of Net Shares” has the meaning provided in Condition 6.1. “Newco Scheme” means a Scheme of Arrangement which effects the interposition of a limited liability company (“Newco”) between the Shareholders of the Issuer immediately prior to the Scheme of Arrangement (the “Existing Shareholders”) and the Issuer; provided that immediately after implementation of the Scheme of Arrangement substantially all of the shareholders of Newco are the Existing Shareholders (or where depositary or other receipts or certificates representing ordinary shares of Newco are issued to the Existing Shareholders, substantially all of the holders of such depositary or other receipts or certificates are the Existing Shareholders) and that all Subsidiaries of the Issuer immediately prior to the Scheme of Arrangement (other than Newco, if Newco is then a Subsidiary of the Issuer) are Subsidiaries of the Issuer (or of Newco) immediately after the scheme of arrangement. “Newco Scheme Modification” means any amendment to these Conditions and the Trust Deed made pursuant to and in accordance with the provisions of Condition 11(g). “Non-Cash Dividend” means any Dividend which is not a Cash Dividend, and shall include a Spin-Off. “Number of Reference Shares” means, in respect of any exercise of Conversion Rights by a Bondholder, the number of Ordinary Shares (rounded down, if necessary, to the nearest whole number) determined by the Calculation Agent by dividing the aggregate principal amount of Bonds which are the subject of such exercise of Conversion Rights by such Bondholder by the Conversion Price in effect on the relevant Conversion Date. “Optional Redemption Date” has the meaning provided in Condition 7.2. “Optional Redemption Notice” has the meaning provided in Condition 7.2. “Parity Value” means, in respect of any dealing day, the amount in U.S. dollars (rounded to the nearest cent, with half a cent being rounded upwards) calculated by the Calculation Agent as follows: 𝑃𝑉 = 𝐶𝑅 × 𝑈𝑆𝐷 𝑉𝑊𝐴𝑃 where: PV = the Parity Value in respect of such dealing day; CR = U.S.$200,000 divided by the Conversion Price in effect on such dealing day (which shall be the Change of Control Conversion Price if such Change of Control Conversion Price would apply in respect of any exercise of Conversion Rights in respect of which the Conversion Date would fall on such dealing day), provided 157958786 55 that if such dealing day falls on or after the Applicable Date in respect of any adjustment which is required to be made to the Conversion Price (having given effect, for the avoidance of doubt, to Condition 6.6) in circumstances where such adjustment is not yet in effect on such dealing day, the Conversion Price in effect on such dealing day shall for the purpose of this definition only be multiplied by a fraction, the numerator of which is the Conversion Price so adjusted, and the denominator of which is the Conversion Price in effect immediately prior to such adjustment; and USD VWAP = the Volume Weighted Average Price of an Ordinary Share on such dealing day (converted, if not in U.S. dollars, into U.S. dollars at the Prevailing Rate on such dealing day). “Person” includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, unincorporated association, limited liability entity, organisation, trust, state or agency of a state (in each case whether or not being a separate legal entity). “Potential Event of Default” has the meaning provided in the Trust Deed. “Prevailing Rate” means, in respect of any pair of currencies on any day, the spot mid-rate of exchange between the relevant currencies prevailing as at 12 noon (London time) on that day as appearing on or derived from Bloomberg page “BFIX” (or any successor page) in respect of such pair of currencies. If such rate cannot be determined as aforesaid on such day (for the purpose of this definition, the “Affected Day”), the Prevailing Rate shall be determined mutatis mutandis but with respect to the immediately preceding day on which such rate can be so determined, all as determined by the Calculation Agent, provided that if such immediately preceding day falls prior to the fifth day before the Affected Day, or, if such rate cannot be so determined, the Prevailing Rate shall be determined in such other manner as an Independent Adviser shall prescribe. “Record Date” means the seventh business day, in the place of the specified office of the Registrar, before the due date for the relevant payment. “Reference Date” means, in relation to a Retroactive Adjustment, the date as of which the relevant Retroactive Adjustment takes effect. “Register” has the meaning provided in Condition 4.1. “Registration Date” means, in respect of any exercise of Conversion Rights, the date on which the Ordinary Shares (or any Additional Ordinary Shares) to be issued or delivered to Bondholders pursuant to these Conditions in respect of such exercise are entered in the securities register of the Issuer and credited to the converting Bondholder as provided in Condition 6.8 (or Condition 6.3). “Regulation S” means Regulation S under the Securities Act of 1933, as amended. “Relevant Currency” means South African Rand or, if at the relevant time or for the purposes of the relevant calculation or determination, (a) the JSE is not the Relevant Stock Exchange in respect of the Ordinary Shares, or (b) the JSE is the Relevant Stock Exchange in respect of the Ordinary Shares but the currency in which the Ordinary Shares are quoted or dealt in on the JSE is no longer South African Rand, the currency in which the Ordinary Shares are quoted or dealt in on the Relevant Stock Exchange at such time. “Relevant Date” means, in respect of any Bond, whichever is the later of (a) the date on which payment in respect of it first becomes due and (b) if any amount of the money payable is improperly withheld or refused either the date on which payment in full of the amount

157958786 56 outstanding is made or (if earlier) the date falling seven days after the date on which notice is duly given by the Issuer to the Bondholders in accordance with Condition 17 that, upon further surrender of the Certificate representing the Bond, where required pursuant to these Conditions, being made, such payment will be made, provided that such payment is in fact made as provided in these Conditions. “Relevant Indebtedness” means any present or future indebtedness (whether being principal, interest or other amounts) which is in the form of or evidenced by notes, bonds, debentures, debenture stock, loan stock, certificates or other similar instruments, whether issued for cash or in whole or in part for a consideration other than cash, and which are capable of being or are intended by the issuer thereof to be capable of being, quoted, listed or dealt in or traded on any stock exchange, over-the-counter or other securities market. “Relevant Stock Exchange” means: (a) in the case of Ordinary Shares, the JSE or if at the relevant time the Ordinary Shares are not at that time listed and admitted to trading on the JSE, the principal stock exchange or securities market on which the Ordinary Shares are then listed, admitted to trading or quoted or accepted for dealing; and (b) in the case of Securities (other than Ordinary Shares), Spin-Off Securities, options, warrants or other rights or assets, the principal stock exchange or securities market on which such Securities (other than Ordinary Shares), Spin-Off Securities, options, warrants or other rights or assets are then listed, admitted to trading or quoted or dealt in. “Reserved Matter” means any proposal to: (a) change the Final Maturity Date or the dates on which interest is payable in respect of the Bonds; (b) modify the circumstances in which the Issuer or Bondholders are entitled to redeem the Bonds pursuant to Condition 7 (other than removing the right of the Issuer to redeem the Bonds pursuant to Condition 7.2 or 7.3); (c) reduce or cancel the principal amount of, or interest on, the Bonds or to reduce the amount payable on redemption of the Bonds; (d) modify the basis for calculating the interest payable in respect of the Bonds; (e) modify the provisions relating to, or cancel, the Conversion Rights (other than pursuant to or as a result of any Newco Scheme Modification) and other than a reduction to the Conversion Price or an increase in the number of Ordinary Shares and/or the Cash Conversion Amount; (f) increase the Conversion Price (other than in accordance with these Conditions and the Trust Deed or pursuant to a Newco Scheme Modification); (g) change the currency of Bonds or any payment in respect of the Bonds; (h) change the governing law of the Bonds or any Bond Document (other than in the case of a substitution of the Issuer (or any previous substitute or substitutes) under Condition 14.3 below); (i) modify any provision of the Bonds Guarantee; or (j) modify the provisions concerning the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution. 157958786 57 a “Retroactive Adjustment” shall occur in respect of any exercise of Conversion Rights, if (i) the relevant Registration Date in respect thereof shall be after the date which is the record date or other due date for the establishment of entitlement in respect of any consolidation, reclassification, redesignation or sub-division as is mentioned in Condition 6.2(a), or after the record date or other due date for the establishment of entitlement in respect of any such issue, distribution, grant or offer (as the case may be) as is mentioned in Conditions 6.2(b), 6.2(c) (or, in the case of a Dividend which is a purchase, redemption or buy back of Ordinary Shares (or, as the case may be, any depositary or other receipts or certificates representing Ordinary Shares) pursuant to paragraph (c) (or, as the case may be, paragraph (d)) of the definition of “Dividend”, after the date (but only if such date falls prior to the relevant Conversion Date) which is the date on which such purchase, redemption or buy back is made), 6.2(d), 6.2(e) or 6.2(i), or after the date (but only if such date falls prior to the relevant Conversion Date) which is the date of the first public announcement of the terms of any such issue or grant as is mentioned in Conditions 6.2(f) and 6.2(g) or of the terms of any such modification as is mentioned in Condition 6.2(h); and (ii) the relevant Conversion Date shall be before the relevant adjustment to the Conversion Price (if any such adjustment is required to be made, having given effect, for the avoidance of doubt, to Condition 6.6) becomes effective under Condition 6.2. “Scheme of Arrangement” means a scheme of arrangement or analogous proceeding. “Securities” means any securities as defined in section 1 of the Companies Act including, without limitation, Ordinary Shares, or options, warrants or other rights to subscribe for or purchase or acquire Ordinary Shares. “Security Interest” means any mortgage, charge, pledge, lien or other security interest including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction. “Shareholder Resolutions” has the meaning provided in Condition 11(k). “Shareholders” means the holders of Ordinary Shares. “South African Rand” or “ZAR” means the lawful currency for the time being of the Republic of South Africa. “Specified FMV Date” has the meaning provided in Condition 6.2(c)(ii). “Specified Non-Cash Dividend” has the meaning provided in Condition 6.2(c)(ii). “Spin-Off” means: (a) a distribution of Spin-Off Securities by the Issuer to Shareholders as a class; or (b) any issue, transfer or delivery of any property or assets (including cash or shares or other securities of or in or issued or allotted) by any entity (other than the Issuer) to Shareholders as a class or, in the case of or in connection with a Scheme of Arrangement, Existing Shareholders as a class (but excluding the issue and allotment of ordinary shares (or depositary or other receipts or certificates representing such ordinary shares) by Newco to Existing Shareholders as a class), pursuant in each case to any arrangements with the Issuer or any member of the Group. “Spin-Off Securities” means Equity Share Capital of an entity other than the Issuer or options, warrants or other rights to subscribe for or purchase Equity Share Capital of an entity other than the Issuer. “Subsidiary” has the meaning given to it in the Companies Act. “Taxes” means all present and future taxes, levies, imposts, duties, charges, fees, deductions and withholdings imposed or levied by any governmental, financial or other competent 157958786 58 authority (and including any penalty payable in connection with any failure to pay, or delay in paying, any of the same) and “Tax” and “Taxation” shall be construed accordingly; “Tax Redemption Date” has the meaning provided in Condition 7.3. “Tax Redemption Notice” has the meaning provided in Condition 7.3. “U.S.$” and “U.S dollar” means the lawful currency for the time being of the United States. “Volume Weighted Average Price” means, in respect of an Ordinary Share or any Security or a Spin-Off Security on any dealing day in respect thereof, the order book volume weighted average price on such dealing day on the Relevant Stock Exchange of an Ordinary Share, Security or a Spin-Off Security, as published by or derived from Bloomberg page HP (or any successor page) (setting Weighted Average Line or any other successor setting and using values not adjusted for any event occurring after such dealing day; and for the avoidance of doubt, all values will be determined with all adjustment settings on the DPDF Page, or any successor or similar setting, switched off) in respect of such Ordinary Share, Security, or, as the case may be, Spin-Off Security and such Relevant Stock Exchange (and for the avoidance of doubt such Bloomberg page for the Ordinary Shares as at the Issue Date is HAR SJ <Equity>) if any or, in any such case, such other source (if any) as shall be determined to be appropriate by an Independent Adviser on such dealing day, provided that: (a) if on any such dealing day (for the purpose of this definition, the “Affected Day”) such price is not available or cannot otherwise be determined as provided above, the Volume Weighted Average Price of an Ordinary Share, Security or Spin-Off Security, as the case may be, in respect of such dealing day shall be the Volume Weighted Average Price, determined as provided above, on the immediately preceding dealing day in respect thereof on which the same can be so determined and further provided that if such immediately preceding dealing day falls prior to the fifth day before the Affected Day, the Volume Weighted Average Price in respect of such dealing day shall be considered to be not capable of being determined pursuant to this paragraph (a); and (b) if the Volume Weighted Average Price cannot be determined as aforesaid, the Volume Weighted Average Price of an Ordinary Share, Security or Spin-Off Security, as the case may be, shall be determined as at the Affected Day by an Independent Adviser in such manner as it shall determine to be appropriate, and the Volume Weighted Average Price determined as aforesaid on or as at any dealing day shall, if not in the Relevant Currency, be converted into the Relevant Currency at the Prevailing Rate on such dealing day. “Weighted Average Life to Maturity” means, when applied to any indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying: (i) the amount of each then remaining instalment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (ii) the number of years (calculated to the nearest one-twelfth, with one-twenty-fourth being rounded upward) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such indebtedness. “Withholding” has the meaning provided in Condition 9. 3.2 Interpretation (a) References to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory 157958786 59 instrument, order or regulation made thereunder or under such modification or re- enactment. (b) References to any issue or offer or grant to Shareholders or Existing Shareholders “as a class” or “by way of rights” shall be taken to be references to an issue or offer or grant to all or substantially all Shareholders or Existing Shareholders, as the case may be, other than Shareholders or Existing Shareholders, as the case may be, to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant. (c) In making any calculation or determination of Closing Price, Current Market Price Volume Weighted Average Price, such adjustments (if any) shall be made as (if the Calculation Agent determines in its sole discretion it is capable of making such determination in its capacity as Calculation Agent) the Calculation Agent or (in any other case) an Independent Adviser (as applicable) considers appropriate to reflect any consolidation or sub-division of the Ordinary Shares, or any issue of Ordinary Shares by way of capitalisation of profits or reserves, or any like or similar event. (d) For the purposes of Conditions 6.1, 6.2, 6.3, 6.8, 6.9 and 11 only: (i) references to the “issue” of Ordinary Shares or Ordinary Shares being “issued” shall, if not otherwise expressly specified in these Conditions, include the transfer and/or delivery of Ordinary Shares, whether newly issued and allotted or previously existing or held by or on behalf of the Issuer or any member of the Group; and (ii) Ordinary Shares held by or on behalf of the Issuer or any member of the Group (and which, in the case of Condition 6.2(d), do not rank for the relevant right or other entitlement) shall not be considered as or treated as “in issue” or “issued” or entitled to receive any Dividend, right or other entitlement. (e) References in these Conditions to principal in respect of the Bonds shall, unless the context otherwise requires, be deemed to include any premium and any other amount (other than interest) which may be payable by the Issuer in respect of the Bonds. (f) If the Issuer or a Guarantor becomes subject at any time to any taxing jurisdiction other than South Africa, Jersey or Australia, respectively, references in these Conditions to South Africa, Jersey or Australia shall be construed as references to South Africa, Jersey or Australia (as the case may be) and/or such other jurisdiction. 4. REGISTRATION AND TRANSFER OF BONDS 4.1 Registration The Issuer will cause a register (the “Register”) to be kept at the specified office of the Registrar outside the United Kingdom on which will be entered the names and addresses of the holders of the Bonds and the particulars of the Bonds held by them and of all transfers, redemptions and conversions of Bonds. 4.2 Transfer Bonds may, subject to the terms of the Agency Agreement and to Conditions 4.3 and 4.4, be transferred in authorised denominations by lodging the Certificate evidencing the relevant Bonds (with the form of application for transfer in respect thereof duly executed and duly stamped where applicable) at the specified office of the Registrar or any Paying, Transfer and Conversion Agent.

157958786 60 No transfer of a Bond will be valid unless and until entered on the Register. A Bond may be registered only in the name of, and transferred only to, a named Person (or Persons, not exceeding four in number). The Registrar will within seven business days, in the place of the specified office of the Registrar, of any duly made application for the transfer of a Bond, register the relevant transfer in the Register and deliver a new Certificate to the transferee (and, in the case of a transfer of part only of the Bonds evidenced by a Certificate, deliver a Certificate for the untransferred balance to the transferor) at the specified office of the Registrar or (at the risk and, if mailed at the request of the transferee or, as the case may be, the transferor otherwise than by ordinary mail, at the expense of the transferee or, as the case may be, the transferor) mail the Certificate by uninsured mail to such address as the transferee or, as the case may be, the transferor may request. 4.3 Formalities Free of Charge Such transfer will be effected without charge subject to (a) the Person making such application for transfer paying or procuring the payment of any taxes, duties and other governmental charges in connection therewith, to the satisfaction of the Issuer and the Registrar (b) the Registrar being satisfied with the documents of title and/or identity of the Person making the application and (c) such reasonable regulations as the Issuer may from time to time agree with the Registrar and the Trustee (and as initially set out in the Agency Agreement). 4.4 Closed Periods Neither the Issuer nor the Registrar will be required to register the transfer of any Bond: (a) during the period of 15 days ending on and including the day immediately prior to the Final Maturity Date or any earlier date fixed for redemption of the Bonds pursuant to Condition 7.2 or 7.3; (b) in respect of which a Conversion Notice has been delivered in accordance with Condition 6.1; (c) in respect of which a Bondholder has exercised its right to require redemption pursuant to Condition 7.5 or 7.6; or (d) during the period of 15 days ending on (and including) any Record Date in respect of any payment of interest on the Bonds. 5. INTEREST 5.1 Interest Rate The Bonds bear interest from (and including) the Issue Date at the rate of 1.500 per cent. per annum calculated by reference to the principal amount thereof and payable semi-annually in arrear in equal instalments on 29 March and 29 September in each year (each an “Interest Payment Date”), commencing with the Interest Payment Date falling on 29 March 2027 and ending on the Final Maturity Date. Where interest is required to be calculated for any period which is shorter than an Interest Period, it will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each, and in the case of an incomplete month, the number of days elapsed. “Interest Period” means the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date. 5.2 Accrual of Interest Each Bond will cease to bear interest: (a) where the Conversion Right shall have been exercised by a Bondholder, from (and including) the Interest Payment Date immediately preceding the relevant Conversion 157958786 61 Date or, if none, the Issue Date (subject in any such case as provided in Condition 6.10); or (b) where such Bond is redeemed or repaid pursuant to Condition 7 or Condition 10, from (and including) the due date for redemption or repayment thereof unless, upon due presentation thereof, payment of the principal in respect of the Bond is improperly withheld or refused, in which event interest will continue to accrue at the rate specified in Condition 5.1 (both before and after judgment) until whichever is the earlier of (i) the day on which all sums due in respect of such Bond up to (but excluding) that day are received by or on behalf of the relevant holder, and (ii) the day seven days after the Trustee or the Principal Paying, Transfer and Conversion Agent has notified Bondholders of receipt of all sums due in respect of all the Bonds up to that seventh day (except to the extent that there is failure in the subsequent payment to the relevant holders under these Conditions). 6. CONVERSION OF BONDS 6.1 Conversion Right and Net Share Settlement Conversion Rights and Conversion Price Subject as provided in these Conditions, each Bond shall as an inseparable term entitle the holder (a “Conversion Right”) to convert such Bond at its principal amount and receive: (a) a number of new and/or existing Ordinary Shares equal to the Number of Reference Shares in respect of such exercise of the Conversion Right (subject to Condition 6.3); or (b) if the Issuer makes a Net Share Settlement Election in respect of such exercise: (i) a cash amount in an amount equal to the Cash Conversion Amount in respect of such exercise; and (ii) a number of new and/or existing Ordinary Shares equal to the Number of Net Shares (if any) in respect of such exercise, in each case as provided below. Any such exercise of the Conversion Right shall effect redemption of such Bond by the Issuer against (in the case of (a) above) issuance or transfer and delivery of the relevant number of new and/or existing Ordinary Shares or (in the case of (b) above) payment of the relevant Cash Conversion Amount and issuance or transfer and delivery of the relevant number of new and/or existing Ordinary Shares, in each case to or as directed by such Bondholder. A Bondholder may exercise the Conversion Right in respect of a Bond by delivering the Certificate evidencing such Bond (together with a Conversion Notice (as defined below)) to the specified office of any Paying, Transfer and Conversion Agent in accordance with Condition 6.8 and making any payment required to be made as provided in Condition 6.8. Subject to and as provided in these Conditions, the Conversion Right in respect of a Bond may be exercised, at the option of the holder thereof, at any time (subject to any applicable fiscal or other laws or regulations and as hereinafter provided) from (and including) 9 November 2026 to (and including): (a) the date falling 30 London and Johannesburg business days prior to the Final Maturity Date; or 157958786 62 (b) if such Bond is to be redeemed pursuant to Condition 7.2 or 7.3 prior to the Final Maturity Date, (i) the date falling 30 London and Johannesburg business days before the date fixed for redemption thereof pursuant to Condition 7.2 or 7.3, or (ii) if there shall be a default in making payment in respect of such Bond on any such date fixed for redemption, the earlier of (A) the date on which the full amount of such payment becomes available for payment and notice of such availability has been duly given by the Issuer or the Guarantors to the Bondholders in accordance with Condition 17 and to the Trustee and (B) the Final Maturity Date, provided that, in each case, if such final date for the exercise of Conversion Rights is not a London and Johannesburg business day, then the period for exercise of Conversion Rights by Bondholders shall end on (and include) the immediately preceding London and Johannesburg business day. Following a default in making payment in respect of a Bond which is to be redeemed pursuant to Condition 7.2 or 7.3 prior to the Final Maturity Date, payment of any outstanding amounts shall be made on the date falling seven London and Johannesburg business days after the end of the Conversion Period, as determined pursuant to paragraph (b)(ii) above. Conversion Rights may not be exercised (a) following the giving of notice by the Trustee pursuant to Condition 10 that the Bonds are immediately due and payable, or (b) in respect of a Bond in respect of which the relevant Bondholder has exercised its right to require the Issuer to redeem that Bond pursuant to Condition 7.5 or Condition 7.6. Save in the circumstances provided in Condition 6.10, Conversion Rights may not be exercised by a Bondholder in circumstances where the relevant Conversion Date would fall during the period from (and including) the Record Date in respect of any payment of interest on the Bonds to (and including) the relevant Interest Payment Date. The period during which Conversion Rights may be exercised by a Bondholder is referred to as the “Conversion Period”. Conversion Rights are not exercisable in respect of any specific Ordinary Shares and no Ordinary Shares have been or will be charged, placed in custody or otherwise set aside to secure or satisfy the obligations of the Issuer in respect of the Ordinary Shares. Conversion Rights may only be exercised in respect of the whole of an authorised denomination (or any integral multiple thereof). Fractions of Ordinary Shares will not be issued or transferred and delivered on the exercise of Conversion Rights or pursuant to Condition 6.3 and no cash payment or other adjustment will be made in lieu thereof. If the Conversion Right in respect of more than one Bond is exercised at any one time pursuant to any one Conversion Notice such that Ordinary Shares to be issued or transferred and delivered on conversion or pursuant to Condition 6.3 are to be registered in the name of the same Person, the number of such Ordinary Shares to be issued or transferred and delivered in respect thereof shall be calculated by the Calculation Agent in accordance with the definition of “Number of Reference Shares” on the basis of the aggregate principal amount of such Bonds being so converted (rounded down, if necessary, to the nearest whole number of Ordinary Shares). The Issuer will procure that any Ordinary Shares to be issued or transferred and delivered on the exercise of the Conversion Rights, and/or, as the case may be, any Cash Conversion Amount to be paid on the exercise of the Conversion Rights in respect of which the Issuer has made a Net Share Settlement Election, as an inseparable term of the Bond will be issued or transferred and delivered and/or, as the case may be, paid, to such Person as is specified for such purpose by the holder of the Bonds in the relevant Conversion Notice. 157958786 63 The initial conversion price is U.S.$25.7519 per Ordinary Share. The conversion price is subject to adjustment in the circumstances described in Condition 6.2 (the initial conversion price so adjusted from time to time, the “Conversion Price”). Net Share Settlement Upon any exercise of Conversion Rights by a Bondholder, the Issuer, at its discretion, may make an election (a “Net Share Settlement Election” in respect of such exercise), by giving notice (a “Net Share Settlement Election Notice”) in respect of such exercise to the relevant Bondholder by not later than the relevant Net Share Settlement Election Exercise Date, to satisfy such exercise of Conversion Rights by a Bondholder by: (a) paying to the relevant Bondholder the relevant Cash Conversion Amount; and (b) delivering to the relevant Bondholder a number of new and/or existing Ordinary Shares equal to the Number of Net Shares (if any). In such case, the Issuer shall (i) pay such Cash Conversion Amount by not later than the later of (x) the fifth London and Johannesburg business day following the last day of the Net Share Settlement Calculation Period and (y) the third London and Johannesburg business day following the first London and Johannesburg business day on which the Cash Conversion Amount is capable of being determined in accordance with these Conditions, by transfer to a U.S. dollar account specified by the relevant Bondholder in the relevant Conversion Notice and (ii) deliver such number of new and/or existing Ordinary Shares as is equal to the Number of Net Shares (if any) as provided in Condition 6.8. A Net Share Settlement Election Notice shall be given to the relevant Bondholder to the email address specified for this purpose by such Bondholder in the relevant Conversion Notice, and to the Principal Paying, Transfer and Conversion Agent and the Calculation Agent. For the purposes of these Conditions: “Cash Conversion Amount” means, in respect any exercise of Conversion Rights in respect of which the Issuer has made a Net Share Settlement Election, the amount in U.S. dollars equal to the sum (rounded to the nearest cent, with half a cent being rounded upwards) of the Daily Cash Conversion Amounts in respect of each dealing day in the Net Share Settlement Calculation Period in respect of such exercise. “Daily Cash Conversion Amount” means, in respect of any exercise of Conversion Rights in respect of which the Issuer has made a Net Share Settlement Election and any dealing day comprised in the Net Share Settlement Calculation Period in respect of such exercise, the amount in U.S. dollars (rounded to the nearest cent, with half a cent being rounded upwards) equal to the lesser of: (i) one-twentieth of the aggregate principal amount of the Bonds the subject of such exercise; and (ii) the Daily Conversion Value in respect of such exercise and such dealing day, as determined by the Calculation Agent. “Daily Conversion Value” means, in respect of any exercise of Conversion Rights in respect of which the Issuer has made a Net Share Settlement Election and any dealing day comprised in the Net Share Settlement Calculation Period in respect of such exercise, the amount in U.S. dollars (rounded to the nearest cent, with half a cent being rounded upwards) determined by the Calculation Agent in accordance with the following formula: 𝑅𝑆 × 𝑈𝑆𝐷 𝑉𝑊𝐴𝑃 20 where: RS means the Number of Reference Shares in respect of such exercise; and

157958786 64 USD VWAP means the Volume Weighted Average Price of an Ordinary Share on such dealing day (converted, if not in U.S. dollars, into U.S. dollars at the Prevailing Rate on such dealing day), provided that: (a) if any Dividend (other than a Dividend which is a purchase, redemption or buy back of Ordinary Shares (or, as the case may be, any depositary or other receipts or certificates representing Ordinary Shares) pursuant to paragraph (c) (or, as the case may be, paragraph (d) of the definition of “Dividend”) or other entitlement in respect of the Ordinary Shares is announced, whether on or prior to or after the relevant Conversion Date, in circumstances where (i) the record date or other due date for the establishment of entitlement in respect of such Dividend or other entitlement shall be on or after the Conversion Date in respect of such exercise and (ii) such dealing day falls on or after the Ex-Date in respect of such Dividend or other entitlement, then the Volume Weighted Average Price of an Ordinary Share on such dealing day shall (x) (if such Dividend or other entitlement (in each case other than a Cash Dividend) gives rise to an adjustment to the Conversion Price pursuant to Condition 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) divided by the adjustment factor applied to the Conversion Price in respect of such adjustment as determined in accordance with Condition 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i), as the case may be (and disregarding for this purpose Condition 6.6), or (y) (in any other case) increased by an amount equal to the Fair Market Value of such Dividend or other entitlement per Ordinary Share as at the Ex-Date in respect of such Dividend or entitlement, all as determined by the Calculation Agent; and (b) if (x) the Conversion Date in respect of such exercise falls (I) after the date which is (i) the record date or other due date for the establishment of entitlement in respect of any consolidation, reclassification, redesignation or sub- division as is mentioned in Condition 6.2(a), or (ii) the record date or other due date for the establishment of entitlement for any such issue, distribution, grant or offer (as the case may be) as is mentioned in Conditions 6.2(b), 6.2(c) (or, in the case of a Dividend which is a purchase, redemption or buy back of Ordinary Shares (or, as the case may be, any depositary or other receipts or certificates representing Ordinary Shares) pursuant to paragraph (c) (or, as the case may be, paragraph (d)) of the definition of “Dividend”, the date on which such purchase, redemption or buy back is made), 6.2(d), 6.2(e) or 6.2(i), or (iii) the date of the first public announcement of the terms of any such issue or grant as is mentioned in Conditions 6.2(f) and 6.2(g) or of the terms of any such modification as is mentioned in Condition 6.2(h), and (II) before the relevant adjustment to the Conversion Price becomes effective under Condition 6.2 (if any such adjustment is required to be made, having given effect, for the avoidance of doubt, to Condition 6.6), and (y) such dealing day falls on or after 157958786 65 the Applicable Date in respect of such adjustment, then the Volume Weighted Average Price of an Ordinary Share on such dealing day shall be multiplied by a fraction, the numerator of which is the Conversion Price in effect immediately prior to such adjustment, and the denominator of which is the Conversion Price so adjusted, all as determined by the Calculation Agent, provided that, if any doubt shall arise as to the calculation of the Daily Conversion Value or if such amount cannot be determined as provided above, the Daily Conversion Value shall be equal to such amount as is determined in such other manner as an Independent Adviser shall consider in good faith to be appropriate to give the intended result. “Daily Net Shares” means, in respect of any exercise of Conversion Rights in respect of which the Issuer has made a Net Share Settlement Election and any dealing day (i) comprised in the Net Share Settlement Calculation Period in respect of such exercise and (ii) in respect of which the Daily Conversion Value exceeds one-twentieth of the aggregate principal amount of the Bonds the subject of such exercise, the number of Ordinary Shares (rounded to the nearest integral multiple of 0.0001 Ordinary Share, with 0.00005 Ordinary Share being rounded upwards) determined by the Calculation Agent in accordance with the following formula: 𝐷𝐶𝑉 − ( 1 20 × 𝑃𝐴) 𝑈𝑆𝐷 𝑉𝑊𝐴𝑃 where: DCV means the Daily Conversion Value in respect of such exercise of Conversion Rights and such dealing day; PA means the aggregate principal amount of the Bonds the subject of such exercise; and USD VWAP means the Volume Weighted Average Price of an Ordinary Share on such dealing day (converted, if not in U.S. dollars, into U.S. dollars at the Prevailing Rate on such dealing day), provided that if (I) the record date or other due date for the establishment of entitlement in respect of any Dividend (other than a Dividend which is a purchase, redemption or buy back of Ordinary Shares (or, as the case may be, any depositary or other receipts or certificates representing Ordinary Shares) pursuant to paragraph (c) (or, as the case may be, paragraph (d) of the definition of “Dividend”) or other entitlement in respect of the Ordinary Shares falls on or after the Conversion Date and prior to the Registration Date in each case in respect of such exercise, and (II) such dealing day falls prior to the Ex- Date in respect of such Dividend or other entitlement, then the USD VWAP determined as aforesaid shall be (x) (if such Dividend or other entitlement (in each case other than a Cash Dividend) gives rise to an adjustment to the Conversion Price pursuant to Condition 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) multiplied by the adjustment factor applied to the Conversion Price in respect of such adjustment as determined in accordance with Condition 6.2(a), 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i), as the case may be (and disregarding for this purpose Condition 6.6), or (y) (in any other case) decreased by an amount equal to the Fair Market Value of such Dividend or other entitlement per Ordinary Share as at the Ex-Date in respect of such Dividend or entitlement (converted, if not in U.S. dollars, into U.S. dollars 157958786 66 at the Prevailing Rate on such dealing day), all as determined by the Calculation Agent, provided that, if any doubt shall arise as to the calculation of the Daily Net Shares or if such amount cannot be determined as provided above, the Daily Net Shares shall be equal to such amount as is determined in such other manner as an Independent Adviser shall consider in good faith to be appropriate to give the intended result. For the avoidance of doubt, if on any dealing day the Daily Net Shares as calculated in accordance with the above formula is negative, the Daily Net Shares on such dealing day shall be deemed to be zero. “Net Share Settlement Calculation Period” means, in respect of any exercise of Conversion Rights in respect of which the Issuer has made a Net Share Settlement Election, the period of 20 consecutive dealing days commencing on (and including) the second dealing day immediately following the Net Share Settlement Election Exercise Date in respect of such exercise. “Net Share Settlement Election Exercise Date” means, in respect of any exercise of Conversion Rights, the date falling three Johannesburg business days following the Conversion Date in respect of such exercise. “Number of Net Shares” means the sum of the Daily Net Shares (if any) determined by the Calculation Agent in respect of each dealing day comprised in the Net Share Settlement Calculation Period, rounded down, if necessary, to the nearest whole number. 6.2 Adjustment of Conversion Price Upon the occurrence of any of the events described below, the Conversion Price shall be adjusted by the Calculation Agent as follows: (a) Consolidation, reclassification, redesignation or subdivision If and whenever there shall be a consolidation, reclassification, redesignation or subdivision affecting the number of Ordinary Shares in issue, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following adjustment factor: 𝐴 𝐵 where: A is the aggregate number of Ordinary Shares in issue immediately before such consolidation, reclassification, redesignation or subdivision, as the case may be; and B is the aggregate number of Ordinary Shares in issue immediately after, and as a result of, such consolidation, reclassification, redesignation or subdivision, as the case may be. Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(a), the date on which the consolidation, reclassification, redesignation or subdivision, as the case may be, takes effect (or, if later, the Johannesburg business day immediately following the record date or other due date for the establishment of entitlement in respect of such consolidation, reclassification, redesignation or subdivision, as the case may be). (b) Capitalisation of profits or reserves 157958786 67 If and whenever the Issuer shall issue any Ordinary Shares credited as fully paid to the Shareholders by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve), other than an issue of Ordinary Shares constituting a Dividend pursuant to paragraph (a) of the definition thereof, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following adjustment factor: 𝐴 𝐵 where: A is the aggregate number of Ordinary Shares in issue immediately before such issue; and B is the aggregate number of Ordinary Shares in issue immediately after such issue. Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(b), the date of issue of such Ordinary Shares. (c) Dividends (i) Dividends (other than Specified Non-Cash Dividends) If and whenever the Issuer shall declare, announce, make or pay any Dividend (other than any Specified Non-Cash Dividend), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following adjustment factor: 𝐴 − 𝐵 𝐴 where: A is the Current Market Price of one Ordinary Share on the Ex-Date in respect of such Dividend; and B is the Fair Market Value of the aggregate Dividend attributable to one Ordinary Share, with such portion being determined by dividing the Fair Market Value of the aggregate Dividend by the number of Ordinary Shares entitled to receive the relevant Dividend (or, in the case of a purchase, redemption or buy back of Ordinary Shares or any depositary or other receipts or certificates representing Ordinary Shares by or on behalf of the Issuer or any member of the Group, as provided for in paragraph (c) of the definition of “Dividend”, by the number of Ordinary Shares in issue immediately following such purchase, redemption or buy back, and treating as not being in issue any Ordinary Shares, or any Ordinary Shares represented by depositary or other receipts or certificates, purchased, redeemed or bought back). Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(c)(i), the date which is the later of (i) the Ex-Date of such Dividend, (ii) the Johannesburg business day immediately following the record date or other due date for the establishment of entitlement (if any) in respect of such Dividend and (iii) the first date upon which the

157958786 68 Fair Market Value of the relevant Dividend is capable of being determined as provided herein. For the purposes of this Condition 6.2(c)(i), the Fair Market Value of any Dividend shall (subject as provided in the definition of “Dividend” and in the definition of “Fair Market Value”) be determined as at the Ex-Date in respect of such Dividend. In making any calculations for the purposes of this Condition 6.2(c)(i), such adjustments (if any) shall be made as the Calculation Agent may determine in good faith to be appropriate to reflect any consolidation or sub-division of any Ordinary Shares or the issue of Ordinary Shares by way of capitalisation of profits or reserves (or any like or similar event) or any increase in the number of Ordinary Shares in issue. (ii) Specified Non-Cash Dividends If and whenever the Issuer shall declare, announce, make or pay any Specified Non- Cash Dividend, the Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to the relevant Effective Date by the following adjustment factor: 𝐴 𝐴 + 𝐵 where: A is the Fair Market Value of one Ordinary Share as at the Specified FMV Date; and B is the portion of the Fair Market Value of the aggregate Specified Non-Cash Dividend (as at the Ex-Date in respect thereof) attributable to one Ordinary Share, with such portion being determined by dividing the Fair Market Value of the aggregate Specified Non-Cash Dividend (as at the Ex-Date in respect thereof) by the number of Ordinary Shares entitled to receive the relevant Specified Non-Cash Dividend. Such adjustment shall become effective on the relevant Effective Date. “Effective Date” means, in respect of this Condition 6.2(c)(ii), the date which is the later of (i) the Ex-Date of such Specified Non-Cash Dividend, (ii) the Johannesburg business day immediately following the record date (or other due date for the establishment of entitlement) for such Specified Non-Cash Dividend, and (iii) the first date upon which the adjusted Conversion Price is capable of being determined as provided herein. “Specified FMV Date” means, in respect of any Specified Non-Cash Dividend, (i) the Ex-Date in respect of such Specified Non-Cash Dividend or (ii) if an Adjusted FMV Date applies for the purpose of determining the Fair Market Value of such Specified Non-Cash Dividend as at the Ex-Date thereof, such Adjusted FMV Date. “Specified Non-Cash Dividend” means any Non-Cash Dividend (i) which is a dividend or distribution of Securities (other than Ordinary Shares), Spin-Off Securities, options, warrants or other rights or assets that are publicly traded on a Relevant Stock Exchange of adequate liquidity (as determined by the Calculation Agent (if the Calculation Agent determines in its sole discretion that it is able to make such determination in its capacity as Calculation Agent) or an Independent Adviser (in any other case)) and (ii) in respect of which the Fair Market Value thereof as at the Ex-Date thereof can be determined pursuant to limb (c) of the definition of “Fair Market Value”. 157958786 69 (d) Rights issues If and whenever the Issuer shall issue Ordinary Shares to Shareholders as a class by way of rights, or the Issuer or any member of the Group or (at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) any other company, Person or entity shall issue or grant to Shareholders as a class by way of rights, any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares, or any Securities which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or the right to otherwise acquire, any Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued), in each case at a consideration receivable per Ordinary Share (based, where appropriate, on such number of Ordinary Shares as is determined pursuant to the definition of “C” and to the proviso below) which is less than 95 per cent. of the Current Market Price per Ordinary Share on the Ex-Date in respect of the relevant issue or grant, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following adjustment factor: 𝐴 + 𝐵 𝐴 + 𝐶 where: A is the number of Ordinary Shares in issue on such Ex-Date; B is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares issued by way of rights, or for the Securities issued by way of rights, or for the options or warrants or other rights issued or granted by way of rights and for the total number of Ordinary Shares deliverable on the exercise thereof, would purchase at such Current Market Price per Ordinary Share; and C is the number of Ordinary Shares to be issued or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights or upon conversion or exchange or exercise of rights of subscription or purchase or other rights of acquisition in respect thereof at the initial conversion, exchange, subscription, purchase or acquisition price or rate, provided that if, on the Ex-Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time, then for the purposes of this Condition 6.2(d), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at such Ex-Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on such Ex-Date. Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(d) the later of (i) the Ex-Date in respect of the relevant issue or grant, (ii) the Johannesburg business day immediately following the record date or other due date for the establishment of entitlement in respect of such issue or grant and (iii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this Condition 6.2(d). (e) Issue of Securities to Shareholders 157958786 70 If and whenever the Issuer or any member of the Group or (at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) any other company, Person or entity shall issue any Securities (other than Ordinary Shares or options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares or Securities which by their terms carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or rights to otherwise acquire, Ordinary Shares) to Shareholders as a class by way of rights or grant to Shareholders as a class by way of rights any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Securities (other than Ordinary Shares or options, warrants or other rights to subscribe for or purchase or otherwise acquire Ordinary Shares or Securities which by their term carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or rights to otherwise acquire, Ordinary Shares), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following adjustment factor: 𝐴 − 𝐵 𝐴 where: A is the Current Market Price of one Ordinary Share on the Ex-Date in respect of the relevant issue or grant; and B is the Fair Market Value on such Ex-Date of the portion of the rights attributable to one Ordinary Share. Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(e), the later of (i) the Ex-Date in respect of the relevant issue or grant, (ii) the Johannesburg business day immediately following the record date or other due date for the establishment of entitlement in respect of such issue or grant and (iii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this Condition 6.2(e). (f) Issue of Ordinary Shares at below Current Market Price If and whenever the Issuer shall issue (otherwise than as mentioned in Condition 6.2(d) above) wholly for cash or for no consideration any Ordinary Shares (other than Ordinary Shares issued on conversion of the Bonds (which term shall for this purpose include any Further Bonds) or on the exercise of any rights of conversion into, or exchange or subscription for or purchase of, or rights to otherwise acquire Ordinary Shares and other than where it is determined to constitute a Dividend pursuant to paragraph (a) of the definition “Dividend”) or if and whenever the Issuer or any member of the Group or (at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) any other company, Person or entity shall issue or grant (otherwise than as mentioned in Condition 6.2(d) above) wholly for cash or for no consideration any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares (other than the Bonds, which term shall for this purpose include any Further Bonds, and otherwise as mentioned in Condition 6.2(g) below), in each case at a consideration receivable per Ordinary Share (based, where appropriate, on such number of Ordinary Shares as determined by reference to the proviso below) which is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of such issue or grant, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following adjustment factor: 157958786 71 𝐴 + 𝐵 𝐴 + 𝐶 where: A is the number of Ordinary Shares in issue immediately before the date of first public announcement of the terms of such issue of such Ordinary Shares or the grant of such options, warrants or other rights as provided above; B is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the issue of such Ordinary Shares or, as the case may be, for the Ordinary Shares to be issued or otherwise made available upon the exercise of any such options, warrants or rights, would purchase at such Current Market Price per Ordinary Share; and C is the number of Ordinary Shares to be issued pursuant to such issue of such Ordinary Shares or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights, provided that if, on the date of first public announcement of the terms of such issue or grant (as used in this Condition 6.2(f), the “Specified Date”), such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time, then for the purposes of this Condition 6.2(f), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Specified Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Specified Date. Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(f), the later of (i) the date of issue of such Ordinary Shares or, as the case may be, the issue or grant of such options, warrants or rights, and (ii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this Condition 6.2(f). (g) Other issues If and whenever the Issuer or any member of the Group or (at the direction or request of or pursuant to any arrangements with the Issuer or any member of the Group) any other company, Person or entity (otherwise than as mentioned in Conditions 6.2(d), 6.2(e) or 6.2(f) above) shall issue wholly for cash or for no consideration any Securities (other than the Bonds, which term for this purpose shall exclude any Further Bonds) which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, purchase of, or rights to otherwise acquire, Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued) or Securities which by their terms might be reclassified or redesignated as Ordinary Shares, and the consideration per Ordinary Share (based, where appropriate, on such number of Ordinary Shares as is determined pursuant to “C” and the proviso below) receivable upon conversion, exchange, subscription, purchase, acquisition or redesignation is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of such issue of such Securities (or the terms of such grant), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following adjustment factor: 𝐴 + 𝐵 𝐴 + 𝐶

157958786 72 where: A is the number of Ordinary Shares in issue immediately before the date of first public announcement of the terms of such issue or grant of such Securities; B is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription, purchase or acquisition attached to such Securities or, as the case may be, for the Ordinary Shares to be issued or to arise from any such reclassification or redesignation would purchase at such Current Market Price per Ordinary Share; and C is the maximum number of Ordinary Shares to be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such right of subscription, purchase or acquisition attached thereto at the initial conversion, exchange, subscription, purchase or acquisition price or rate or, as the case may be, the maximum number of Ordinary Shares which may be issued or arise from any such reclassification or redesignation, provided that if, on the date of first public announcement of the terms of such issue of such Securities (or terms of such grant) (as used in this paragraph, the “Specified Date”), such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription, purchase or acquisition are exercised or, as the case may be, such Securities are reclassified or redesignated or at such other time as may be provided), then for the purposes of this Condition 6.2(g), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Specified Date and as if such conversion, exchange, subscription, purchase or acquisition or, as the case may be, reclassification or redesignation had taken place on the Specified Date. Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(g), the later of (i) date of issue of such Securities or, as the case may be, the grant of such rights, and (ii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this Condition 6.2(g). (h) Modification of rights If and whenever there shall be any modification of the rights of conversion, exchange, subscription, purchase or acquisition attaching to any Securities (other than the Bonds, which term shall for this purpose include any Further Bonds) which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or the right to otherwise acquire, any Ordinary Shares (other than in accordance with the terms (including terms as to adjustment) applicable to such Securities upon issue) so that following such modification the consideration per Ordinary Share (based, where appropriate, on such number of Ordinary Shares as is determined pursuant to the definition of “C” and the proviso below) receivable upon such conversion, exchange, subscription, purchase or acquisition has been reduced and is less than 95 per cent. of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms for such modification, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following adjustment factor: 157958786 73 𝐴 + 𝐵 𝐴 + 𝐶 where: A is the number of Ordinary Shares in issue immediately before the date of first public announcement of the terms for such modification; B is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription, purchase or acquisition attached to the Securities so modified would purchase at such Current Market Price per Ordinary Share or, if lower, the existing conversion, exchange, subscription, purchase or acquisition price or rate of such Securities; and C is the maximum number of Ordinary Shares which may be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such rights of subscription, purchase or acquisition attached thereto at the modified conversion, exchange, subscription, purchase or acquisition price or rate but giving credit in such manner as (if the Calculation Agent determines in its sole discretion it is capable of making such determination in its capacity as Calculation Agent) the Calculation Agent or (in any other case) an Independent Adviser shall consider appropriate for any previous adjustment under this Condition 6.2(h) or Condition 6.2(g) above; provided that if, on the date of the first public announcement of the terms of such modification (as used in this Condition 6.2(h), the “Specified Date”), such number of Ordinary Shares to be issued is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription, purchase or acquisition are exercised or at such other time as may be provided) then for the purposes of this Condition 6.2(h), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Specified Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Specified Date. Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(h), the later of (i) date of modification of the rights of conversion, exchange, subscription, purchase or acquisition attaching to such Securities, and (ii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this Condition 6.2(h). (i) Certain arrangements If and whenever the Issuer or any member of the Group or (at the direction or request of or pursuant to any arrangements with the Issuer or any member of the Group) any other company, Person or entity shall offer any Securities in connection with which Shareholders as a class are entitled to participate in arrangements whereby such Securities may be acquired by them (except where the Conversion Price falls to be adjusted under Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e), 6.2(f) or 6.2(g) above or Condition 6.2(j) below (or would fall to be so adjusted if the relevant issue or grant was at less than 95 per cent. of the Current Market Price per Ordinary Share on the relevant date)) the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before the Effective Date by the following adjustment factor: 157958786 74 𝐴 − 𝐵 𝐴 where: A is the Current Market Price of one Ordinary Share on the Ex-Date in respect of the relevant offer; and B is the Fair Market Value on such Ex-Date of the portion of the relevant offer attributable to one Ordinary Share. Such adjustment shall become effective on the Effective Date. “Effective Date” means, in respect of this Condition 6.2(i), the later of (i) Ex-Date in respect of the relevant rights, (ii) the Johannesburg business day immediately following the record date or other due date for the establishment of entitlement in respect of such rights and (iii) the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this Condition 6.2(i). (j) Change of Control If a Change of Control shall occur, then upon any exercise of Conversion Rights where the Conversion Date falls (a) during the Change of Control Period or (b) on a date following the giving by the Issuer of an Optional Redemption Notice pursuant to Condition 7.2(a) in circumstances where the precondition specified in Condition 7.2(a) would not have been satisfied assuming (solely for the purpose of this proviso (b)) that the Parity Value in respect of the relevant dealing days had been determined only on the basis of the Conversion Price in effect (but not using the Change of Control Conversion Price where applicable), the Conversion Price (the “Change of Control Conversion Price”) applicable solely in respect of such exercise of Conversion Rights shall be determined as set out below: 𝐶𝑂𝐶𝐶𝑃 = 𝑂𝐶𝑃 (1 + 𝐶𝑃 × 𝑐 𝑡 ) where: COCCP means the Change of Control Conversion Price; OCP means the Conversion Price in effect on the relevant Conversion Date; CP means 40 per cent; c means the number of days from and including the date the Change of Control occurs to but excluding the Final Maturity Date; and t means the number of days from and including the Issue Date to but excluding the Final Maturity Date. (k) Other adjustments If, following consultation with the Calculation Agent, the Issuer determines that, or is uncertain as to whether, an adjustment should be made to the Conversion Price (or that a determination should be made as to whether an adjustment should be made) as a result of one or more circumstances not referred to above in this Condition 6.2 (even if the relevant circumstance is specifically excluded from the operation of Conditions 6.2(a) to 6.2(j) above), the Issuer shall, at its own expense and acting reasonably, request an Independent Adviser to determine, in consultation with the Calculation Agent (if different), as soon as practicable what adjustment (if any) to the Conversion Price is 157958786 75 fair and reasonable to take account thereof and the date on which such adjustment (if any) should take effect and upon such determination such adjustment (if any) shall be made and shall take effect in accordance with such determination, provided that an adjustment shall only be made pursuant to this Condition 6.2(k) if such Independent Adviser is so requested to make such determination as soon as practicable after the date on which the relevant circumstance arises and if the adjustment would result in a reduction to the Conversion Price. Notwithstanding the foregoing provisions: (a) where the events or circumstances giving rise to any adjustment pursuant to this Condition 6.2 have already resulted or will result in an adjustment to the Conversion Price or where the events or circumstances giving rise to any adjustment arise by virtue of any other events or circumstances which have already given or will give rise to an adjustment to the Conversion Price or where more than one event which gives rise to an adjustment to the Conversion Price occurs within such a short period of time that, in the opinion of the Issuer (following consultation with the Calculation Agent), a modification to the operation of the adjustment provisions is required to give the intended result, such modification shall be made to the operation of the adjustment provisions as may be determined by an Independent Adviser to be in its opinion appropriate to give the intended result; and (b) such modification shall be made to the operation of these Conditions as may be determined by an Independent Adviser, in consultation with the Calculation Agent (if different), to be in its opinion appropriate (i) to ensure that an adjustment to the Conversion Price or the economic effect thereof (or of the circumstance giving rise thereto) shall not be taken into account more than once and (ii) to ensure that the economic effect of a Dividend is not taken into account more than once; and (c) other than pursuant to Condition 6.2(a), no adjustment shall be made that would result in an increase to the Conversion Price. For the purpose of any calculation of the consideration receivable or price pursuant to Conditions 6.2(d), 6.2(f), 6.2(g) and 6.2(h), the following provisions shall apply: (i) the aggregate consideration receivable or price for Ordinary Shares issued for cash shall be the amount of such cash; (ii) (A) the aggregate consideration receivable or price for Ordinary Shares to be issued or otherwise made available upon the conversion or exchange of any Securities shall be deemed to be the consideration or price received or receivable for any such Securities (whether on one or more occasions) and (B) the aggregate consideration receivable or price for Ordinary Shares to be issued or otherwise made available upon the exercise of rights of subscription attached to any Securities or upon the exercise of any options, warrants or rights shall be deemed to be that part (which may be the whole) of the consideration or price received or receivable for such Securities or, as the case may be, for such options, warrants or rights which are attributed by the Issuer to such rights of subscription or, as the case may be, such options, warrants or rights or, if no part of such consideration or price is so attributed, the Fair Market Value of such rights of subscription or, as the case may be, such options, warrants or rights as at the relevant Ex-Date as referred to in Condition 6.2(d), or the relevant date of first public announcement referred to in Conditions 6.2(f), 6.2(g) or 6.2(h), as the case may be, plus in the case of each of (A) and (B) above, the additional minimum consideration receivable or price (if any) upon the conversion or exchange of such Securities, or upon the exercise of such rights of subscription attached thereto or, as the case may be, upon exercise of

157958786 76 such options, warrants or rights and (C) the consideration receivable or price per Ordinary Share upon the conversion or exchange of, or upon the exercise of such rights of subscription attached to, such Securities or, as the case may be, upon the exercise of such options, warrants or rights shall be the aggregate consideration or price referred to in (A) or (B) above (as the case may be) divided by the number of Ordinary Shares to be issued upon such conversion or exchange or exercise at the initial conversion, exchange or subscription price or rate, all as determined by the Calculation Agent; (iii) if the consideration or price determined pursuant to (i) or (ii) above (or any component thereof) shall be expressed in a currency other than the Relevant Currency (other than in circumstances where such consideration is also expressed in the Relevant Currency, in which case such consideration shall be treated as expressed in the Relevant Currency in an amount equal to the amount of such consideration when so expressed in the Relevant Currency), it shall be converted by the Calculation Agent into the Relevant Currency at the Prevailing Rate on the relevant Ex-Date (in the case of paragraph (i) above or for the purpose of Condition 6.2(d)) or the relevant date of first public announcement (for the purpose of Conditions 6.2(f), 6.2(g) or 6.2(h)); (iv) in determining the consideration or price pursuant to the above, no deduction shall be made for any commissions or fees (howsoever described) or any expenses paid or incurred for any underwriting, placing or management of the issue of the relevant Ordinary Shares or such other Securities or options, warrants or rights, or otherwise in connection therewith; (v) the consideration or price shall be determined as provided above on the basis of the consideration or price received, receivable, paid or payable, regardless of whether all or part thereof is received, receivable, paid or payable by or to the Issuer or another entity; (vi) if as part of the same transaction, Ordinary Shares shall be issued or issuable for a consideration receivable in more than one or in different currencies then the consideration receivable per Ordinary Share shall be determined by dividing the aggregate consideration (determined as aforesaid and converted, if and to the extent not in the Relevant Currency, into the Relevant Currency as aforesaid) by the aggregate number of Ordinary Shares so issued; and (vii) references in these Conditions to “cash” includes any promise or undertaking to pay cash or any release or extinguishment of, or set-off against, a liability or obligation to pay a cash amount. 6.3 Retroactive Adjustments If a Retroactive Adjustment occurs in relation to any exercise of Conversion Rights (other than any exercise of Conversion Rights in respect of which the Issuer has made a Net Share Settlement Election), then the Issuer shall procure that there shall be issued or transferred and delivered to the converting Bondholder, in accordance with the instructions contained in the relevant Conversion Notice, such additional number of Ordinary Shares (if any) as determined by (if the Calculation Agent determines in its sole discretion it is capable of making such determination in its capacity as Calculation Agent) the Calculation Agent or (in any other case) an Independent Adviser (the “Additional Ordinary Shares”) as, together with the Ordinary Shares to be issued or transferred and delivered on conversion of the relevant Bond (together with any fraction of an Ordinary Share not so issued or transferred and delivered), is equal to the number of Ordinary Shares which would have been required to be issued or transferred and delivered on conversion of such Bond if the relevant adjustment to the Conversion Price had been made and become effective immediately prior to the relevant Conversion Date, as 157958786 77 determined by the Calculation Agent or an Independent Adviser (as the case may be); provided that in the case of a Retroactive Adjustment arising in respect of a consolidation, the Ordinary Shares to be transferred and delivered to the relevant holder shall be reduced to that number of Ordinary Shares which would have been required to be issued or transferred and delivered on conversion of such Bond if the relevant adjustment to the Conversion Price had been made and become effective immediately prior to the relevant Conversion Date and provided further that, for the avoidance of doubt, if in the case of a Retroactive Adjustment arising in respect of Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i), the relevant Bondholder shall be entitled to receive the relevant Ordinary Shares, Dividends or Securities in respect of the Ordinary Shares to be issued or delivered to it, then the relevant Bondholder shall not be entitled to receive Additional Ordinary Shares in relation thereto. 6.4 Decision of an Independent Adviser or Calculation Agent Adjustments to the Conversion Price shall be determined and calculated by the Calculation Agent upon request from the Issuer, and/or to the extent so specified in these Conditions, by an Independent Adviser. Adjustments to the Conversion Price calculated by the Calculation Agent or, where applicable, an Independent Adviser and any other determinations or calculations made by the Calculation Agent or an Independent Adviser or an opinion of an Independent Adviser pursuant to these Conditions shall in each case be made in good faith and shall be final and binding (in the absence of bad faith or manifest error) on the Issuer, the Guarantors, the Trustee, the Bondholders, the Paying, Transfer and Conversion Agents and (in the case of a determination by an Independent Adviser) the Calculation Agent. The Calculation Agent may consult, at the expense of the Issuer, on any matter (including, but not limited to, any legal matter), any legal or other professional adviser and it shall be able to rely on, and it shall not be liable and shall incur no liability as against the Trustee, the Paying, Transfer and Conversion Agents or the Bondholders in respect of anything done, or omitted to be done, relating to that matter in good faith, in accordance with that adviser’s opinion. The Calculation Agent is acting exclusively as an agent for, and upon request from, the Issuer and the Guarantors. Neither the Calculation Agent (acting in such capacity) nor any Independent Adviser appointed in connection with the Bonds (acting in such capacity), shall have any relationship of agency or trust with, and neither the Calculation Agent (acting in such capacity) nor any Independent Adviser shall be liable nor incur any liability against, the Trustee, the Paying, Transfer and Conversion Agents or the Bondholders. If, following consultation between the Issuer and the Calculation Agent, any doubt shall arise as to (i) whether an adjustment falls to be made to the Conversion Price, (ii) the appropriate adjustment to the Conversion Price, or (iii) the date from which any such adjustment shall take effect, and following consultation between the Issuer and an Independent Adviser, a written opinion of such Independent Adviser in respect thereof shall be conclusive and binding on all parties, save in the case of manifest error. 6.5 Share or Option Schemes, Dividend Reinvestment Plans No adjustment will be made to the Conversion Price where Ordinary Shares or other Securities (including, but not limited to, rights, warrants and options) are issued, offered, exercised, allotted, purchased, appropriated, modified or granted: (a) to, or for the benefit of, employees or former employees (including directors holding or formerly holding executive office or non-executive office, consultants or former consultants, or the personal service company of any such Person) or their spouses or relatives, in each case, of the Issuer or any of member of the Group or any associated company or to a trustee or nominee to be held for the benefit of any such Person, in any such case pursuant to any share or option or incentive scheme; or 157958786 78 (b) pursuant to any dividend reinvestment plan or similar plan or scheme. 6.6 Rounding Down and Adjustment to the Conversion Price On any adjustment, the resultant Conversion Price, if not an integral multiple of U.S.$0.0001, shall be rounded down to the nearest whole multiple of U.S.$0.0001. No adjustment shall be made to the Conversion Price where such adjustment (rounded down if applicable) would be less than one per cent. of the Conversion Price then in effect. Any adjustment not required to be made and/or any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment, and such subsequent adjustment shall be made on the basis that the adjustment not required to be made had been made at the relevant time and/or, as the case may be, that the relevant rounding down had not been made. 6.7 Change of Control Within 14 calendar days following the occurrence of a Change of Control, the Issuer shall give notice thereof to the Bondholders in accordance with Condition 17 and to the Trustee (a “Change of Control Notice”). Such notice shall contain a statement informing Bondholders of their entitlement to exercise their Conversion Rights as provided in these Conditions and their entitlement to exercise their rights to require redemption of their Bonds pursuant to Condition 7.5. The Change of Control Notice shall also specify: (a) all information material to Bondholders concerning the Change of Control; (b) the Conversion Price immediately prior to the occurrence of the Change of Control and the Change of Control Conversion Price applicable in accordance with Condition 6.2(j) on the basis of the Conversion Price in effect immediately prior to the occurrence of the Change of Control (but, for the avoidance of doubt, if any other Conversion Price adjustment becomes effective during the Change of Control Period, any exercise of Conversion Rights where the date on which the relevant Conversion Notice is given falls in the Change of Control Period shall be the Change of Control Conversion Price determined by reference to such Conversion Notice Date, as provided in Condition 6.2(j)); (c) the Closing Price of the Ordinary Shares as at the latest practicable date prior to the publication of the Change of Control Notice; (d) the last day of the Change of Control Period; (e) the Change of Control Put Date; and (f) such other information relating to the Change of Control as the Trustee may reasonably require. The Trustee shall not be required to monitor or take any steps to monitor or ascertain whether a Change of Control or any event which could lead to a Change of Control has occurred or may occur and will not be responsible or liable to Bondholders or any other Person for any loss arising from any failure by it to do so. 6.8 Procedure for exercise of Conversion Rights Conversion Rights may be exercised by a Bondholder during the Conversion Period by delivering the Certificate evidencing the relevant Bond to the specified office of any Paying, Transfer and Conversion Agent, during its usual business hours, accompanied by a duly completed and signed notice of conversion (a “Conversion Notice”) in the form (for the time being current) obtainable from any Paying, Transfer and Conversion Agent. Conversion Rights 157958786 79 shall be exercised subject in each case to any applicable fiscal or other laws or regulations applicable in the jurisdiction in which the specified office of the Paying, Transfer and Conversion Agent to whom the relevant Conversion Notice is delivered is located. A Conversion Notice can be deemed received by a Paying, Transfer and Conversion Agent if sent by Electronic Means. If the delivery of the relevant Certificate and Conversion Notice as described in the foregoing paragraph is made after the end of normal business hours or on a day which is not a business day in the place of the specified office of the relevant Paying, Transfer and Conversion Agent, such delivery shall be deemed for all purposes of these Conditions to have been made on the next following such business day. Conversion Rights may only be exercised in respect of the whole of an authorised denomination (or any integral multiple thereof). Where Conversion Rights are exercised in respect of part only of the Bonds evidenced by a Certificate, the old Certificate shall be cancelled and a new Certificate for the balance thereof shall be issued in lieu thereof without charge but upon payment by the holder of any taxes, duties and other governmental charges payable in connection therewith and the Registrar will within seven business days, in the place of the specified office of the Registrar, following the relevant Conversion Date deliver such new Certificate to the Bondholder at the specified office of the Registrar or (at the risk and, if mailed at the request of the Bondholder otherwise than by ordinary mail, at the expense of the Bondholder) mail the new Certificate by uninsured mail to such address as the Bondholder may request. Any determination as to whether any Conversion Notice has been duly completed and properly delivered shall be made by the relevant Paying, Transfer and Conversion Agent and shall, save in the case of manifest error, be conclusive and binding on the Issuer, the Guarantors, the Trustee and the Paying, Transfer and Conversion Agents and the relevant Bondholder. A Conversion Notice, once delivered, shall be irrevocable. The conversion date in respect of a Bond (the “Conversion Date”) shall be the Johannesburg business day immediately following the later of (a) the date of the delivery of the relevant Certificate and the Conversion Notice as provided in this Condition 6.8 and (b) the date on which payment of any amount payable by the relevant Bondholder pursuant to the following paragraph of this Condition 6.8 is made. The Issuer may, unless the Trustee after being given reasonable advance notice by the Issuer of the proposed changes, determines that any such modification is, in the opinion of the Trustee, materially prejudicial to the interests of the Bondholders, from time to time modify the Conversion Notice to include any further, or amend any existing, provisions as may be required to enable the Issuer to effect the delivery of the Ordinary Shares to the Bondholders in accordance with these Conditions. The Issuer, failing whom the Guarantors, shall pay all capital, stamp, issue and registration and transfer taxes and duties payable in South Africa or in any other jurisdiction in which the Issuer or any Guarantor (as the case may be) may be domiciled or resident or to whose taxing jurisdiction it may be generally subject, in respect of the issue of any Ordinary Shares (including any Additional Ordinary Shares) upon the exercise of Conversion Rights by a Bondholder (“Specified Taxes”). If the Issuer or the Guarantors (as the case may be) shall fail to pay any Specified Taxes, the relevant holder shall be entitled to tender and pay the same and each of the Issuer and the Guarantors (as the case may be) as a separate and independent stipulation, covenants to reimburse and indemnify each Bondholder in respect of any payment thereof and any penalties payable in respect thereof. Neither the Trustee, the Calculation Agent nor any Paying, Transfer and Conversion Agent shall be responsible for determining whether any Specified Taxes or Bondholder Taxes (as defined below) are payable or the amount thereof and shall not be responsible or liable for any

157958786 80 failure by the Issuer (or any Guarantor) to pay such Specified Taxes or by a Bondholder to pay such Bondholder Taxes. A Bondholder exercising Conversion Rights must pay directly to the relevant authorities any capital, stamp, issue, registration and transfer taxes and duties (and any interest and penalties in relation thereto) arising on the exercise of Conversion Rights (other than any Specified Taxes). A Bondholder must also pay all, if any, income, corporation or capital gains tax or other similar taxes imposed on it and arising by reference to any disposal or deemed disposal by it of a Bond or interest therein in connection with the exercise of Conversion Rights by it. Any such capital, stamp, issue, registration, transfer, income, corporation taxes or duties or other taxes payable by a Bondholder are referred to as “Bondholder Taxes”. Ordinary Shares to be issued or transferred and delivered to a Bondholder by or on behalf of the Issuer on exercise of Conversion Rights (including any Additional Ordinary Shares) will be transferred and delivered in uncertificated form through the securities trading system operated by the Central Securities Depository, or any successor licensed clearance and settlement facility (applicable to the Ordinary Shares), unless, at the relevant time of transfer and delivery, the Ordinary Shares are not a participating security in the relevant clearing system. The Issuer will (in satisfaction of its obligations under the Trust Deed) deliver, or procure the delivery of, such Ordinary Shares by instructing its transfer agent to deliver such Ordinary Shares to the Central Securities Depository account notified by the relevant Bondholder in the relevant Conversion Notice as soon as possible and in any event not later than (x) 15 Johannesburg business days after the Conversion Date (or, in the case of Additional Ordinary Shares, not later than 15 Johannesburg business days, as the case may be, following the Reference Date) or (y) if the Issuer has made a Net Share Settlement Election in respect of such exercise of Conversion Rights, the later of (i) six Johannesburg business days following the last day of the relevant Net Share Settlement Calculation Period and (ii) six Johannesburg business days following the first Johannesburg business day on which the Number of Net Shares is capable of being determined in accordance with these Conditions. If the Ordinary Shares are not a participating security at the relevant time in the relevant clearing system specified by the Bondholder in the relevant Conversion Notice, the Ordinary Shares to be delivered on exercise of Conversion Rights will be delivered in such a manner as may be in accordance with market practice, and as notified by the Issuer to Bondholders in accordance with Condition 17. The Issuer shall not be responsible or liable to any person for any delay in the delivery of any Ordinary Shares following the exercise of Conversion Rights arising as result of the failure of a Bondholder to supply all information and details as required by the relevant Conversion Notice. In addition, a Bondholder exercising Conversion Rights for delivery of Ordinary Shares into the Central Securities Depository will be required to certify, represent and agree in the relevant Conversion Notice either: (a) that such Bondholder is not a resident of South Africa within the meaning of the Exchange Control Regulations 1961 (as may be amended from time to time) of South Africa promulgated under the Currency and Exchanges Act, 1933 (as amended) of South Africa and that all exchange control approvals required under Applicable Laws of South Africa in connection with the exercise of Conversion Rights by such Bondholder and the issue of Ordinary Shares to such Bondholder upon such exercise have been obtained and are in full force and effect; or (b) that no exchange control approvals are required under Applicable Laws of South Africa in connection with the exercise of such Conversion Rights by such Bondholder and the issue of Ordinary Shares to such Bondholder upon such exercise, 157958786 81 and shall be required to provide evidence reasonably satisfactory to the Issuer as to the applicability of (a) or (b), as the case may be. The Issuer will then (if applicable) procure that Ordinary Shares delivered through Central Securities Depository are flagged “Non Resident” for the purposes of South African exchange control laws and regulations. Notwithstanding any other provision of these Conditions, a Bondholder exercising its Conversion Right following a Change of Control Conversion Right Amendment as described in Condition 11(b)(vii) will be deemed, for the purposes of these Conditions, to have received the Ordinary Shares to be issued or transferred and delivered by the Issuer on conversion of its Bonds in the manner provided in these Conditions, and have exchanged such Ordinary Shares for the consideration that it would have received therefor if it had exercised its Conversion Right in respect such Ordinary Shares at the time of the occurrence of the relevant Change of Control. 6.9 Ordinary Shares (a) The Issuer has, pursuant to the Trust Deed, undertaken to issue to the relevant Bondholder such number of Ordinary Shares as may be required to be issued or, as the case may be, transferred and delivered from time to time to satisfy the exercise of Conversion Rights in accordance with the Conditions and the Trust Deed. (b) Ordinary Shares (or Additional Ordinary Shares) issued or transferred and delivered upon exercise of Conversion Rights will be fully paid and will in all respects rank pari passu with the fully paid Ordinary Shares in issue on the relevant Registration Date, except in any such case for any right excluded by mandatory provisions of applicable law and except that such Ordinary Shares will not rank for (or, as the case may be, the relevant holder shall not be entitled to receive) any rights, distributions or payments the record date or other due date for the establishment of entitlement for which falls prior to the relevant Registration Date. (c) Save as provided in Condition 6.10, no payment or adjustment shall be made on exercise of Conversion Rights for any interest which otherwise would have accrued on the relevant Bonds since the last Interest Payment Date preceding the Conversion Date relating to such Bonds (or, if such Conversion Date falls before the first Interest Payment Date, since the Issue Date). 6.10 Interest on Conversion Save as provided below, no payment or adjustment shall be made on exercise of Conversion Rights for any interest which otherwise would have accrued on the relevant Bonds since the last Interest Payment Date preceding the Conversion Date relating to such Bonds (or, if such Conversion Date falls before the first Interest Payment Date, since the Issue Date). If any notice requiring the redemption of the Bonds is given pursuant to Condition 7.2 on or after the fifteenth business day in London prior to a record date which has occurred since the last Interest Payment Date (or in the case of the first Interest Period, since the Issue Date) (whether such notice is given before, or on or after such record date) in respect of any Dividend or other distribution payable in respect of the Ordinary Shares where such notice specifies a date for redemption falling on or prior to the date which is 14 days after the Record Date in respect of the Interest Payment Date next following such record date, interest shall accrue at the rate provided in Condition 5.1 on Bonds in respect of which Conversion Rights shall have been exercised and the relevant Conversion Date falls after such record date and on or prior to the Interest Payment Date next following such record date in respect of such Dividend or other distribution, in each case from and including the preceding Interest Payment Date (or, if such Conversion Date falls before the first Interest Payment Date, from the Issue Date) to but excluding such Conversion Date. The Issuer shall pay any such interest by not later than 14 days after the relevant Conversion Date by transfer to a U.S. dollar account of the payee in 157958786 82 accordance with instructions given by the relevant Bondholder in the relevant Conversion Notice. 6.11 Purchase or Redemption of Ordinary Shares The Issuer or any member of the Group may exercise such rights as it may from time to time enjoy to purchase or redeem or buy back any shares of the Issuer (including Ordinary Shares) or any depositary or other receipts or certificates representing the same without the consent of the Trustee or the Bondholders. 6.12 No Duty to Monitor None of the Trustee, the Calculation Agent, the Registrar or any Paying, Transfer and Conversion Agent shall be under any duty to monitor or take any steps to monitor or ascertain whether any event or circumstance has happened or exists or may happen and which requires or may require an adjustment to be made to the Conversion Price, or be responsible or liable to the Bondholders or any other Person for any loss arising from any failure by it to do so. None of the Trustee, the Calculation Agent, the Registrar or any Paying, Transfer and Conversion Agent shall be responsible or liable to the Bondholders or any other Person (other than, in the case of the Calculation Agent, to the Issuer and the Guarantors, strictly in accordance with the relevant provisions of the Calculation Agency Agreement) for any determination of whether or not an adjustment to the Conversion Price is required or should be made or as to the determination or calculation of any such adjustment and the Trustee shall be under no duty to monitor or take any steps to monitor, ascertain or independently verify any determination or calculation made by the Calculation Agent and/or the Independent Advisers. 6.13 Notice of Conversion Price Notice of any adjustments to the Conversion Price shall be given by the Issuer to the Bondholders in accordance with Condition 17 and the Trustee promptly after the determination thereof. 7. REDEMPTION AND PURCHASE 7.1 Final Redemption Unless previously purchased and cancelled, redeemed or converted as herein provided, the Bonds will be redeemed on the Final Maturity Date at their principal amount. The Bonds may only be redeemed at the option of the Issuer prior to the Final Maturity Date in accordance with Conditions 7.2 or 7.3 and may only be redeemed by Bondholders prior to the Final Maturity Date in accordance with Conditions 7.5 or 7.6. 7.2 Redemption at the Option of the Issuer Subject as provided in Condition 7.4, on giving not less than 30 nor more than 60 days’ notice (an “Optional Redemption Notice”) to the Bondholders in accordance with Condition 17 and to the Trustee, the Issuer may redeem all but not some only of the Bonds on the date (the “Optional Redemption Date”) specified in the Optional Redemption Notice at their principal amount, together with accrued but unpaid interest up to (but excluding) the Optional Redemption Date: (a) at any time on or after 20 October 2029, if the Parity Value on each of at least 20 dealing days in any period of 30 consecutive dealing days ending not earlier than the fifth dealing day prior to the date on which the relevant Optional Redemption Notice is given shall have equalled or exceeded U.S.$300,000 (as verified by the Calculation Agent upon request by the Issuer); or 157958786 83 (b) at any time if, prior to the date the relevant Optional Redemption Notice is given, Conversion Rights shall have been exercised and/or purchases (and corresponding cancellations) and/or redemptions effected in respect of 85 per cent. or more in principal amount of the Bonds originally issued (which shall for this purpose include any Further Bonds). 7.3 Redemption for Taxation Reasons Subject as provided in Condition 7.4, the Issuer may at any time, having given not less than 30 nor more than 60 days’ notice (a “Tax Redemption Notice”) to the Bondholders in accordance with Condition 17 and to the Trustee, redeem all but not some only (subject as provided below) of the Bonds for the time being outstanding on the date (the “Tax Redemption Date”) specified in the Tax Redemption Notice at their principal amount, together with accrued but unpaid interest up to (but excluding) the Tax Redemption Date, if immediately prior to the giving of such notice, the Issuer satisfies the Trustee that: (a) it has or will become obliged (or a Guarantor, if a demand was made under the Bonds Guarantee, would be obliged) to pay additional amounts pursuant to Condition 9 as a result of any change in, or amendment to, the laws or regulations of South Africa, Jersey or Australia (as applicable) or any political subdivision or any authority thereof or therein having power to tax, or any change in the general application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after 21 September 2026; and (b) such obligation cannot be avoided by the Issuer or (as the case may be) the relevant Guarantor taking reasonable measures available to it, provided that no such Tax Redemption Notice shall be given earlier than 90 days prior to the earliest date on which the Issuer or, as the case may be, the relevant Guarantor would be obliged to pay such additional amounts if a payment in respect of the Bonds were then due or (as the case may be) a demand under the Bonds Guarantee was made. Prior to the publication of any Tax Redemption Notice pursuant to this paragraph, the Issuer shall deliver to the Trustee: (i) (A) a certificate signed by two Authorised Signatories of the Issuer stating that the obligation referred to in (a) above (with respect to the Issuer) cannot be avoided by the Issuer taking reasonable measures available to it; or (B) a certificate signed by two Authorised Signatories of the relevant Guarantor stating that the obligation referred to in (a) above (with respect to the relevant Guarantor) cannot be avoided by the relevant Guarantor taking reasonable measures available to it; and (ii) an opinion of independent legal or tax advisers of recognised standing (which may be addressed to the Issuer and/or the relevant Guarantor) to the effect that such change or amendment referred to in (a) above has occurred and that the Issuer or (as the case may be) the relevant Guarantor has or is likely to be obliged to pay such additional amounts as a result thereof (irrespective of whether such amendment or change is then effective or has only been announced), and the Trustee shall be entitled to accept without any liability for so doing such certificate and opinion as sufficient evidence of satisfaction of the matters set out in (a) and (b) above in which event it shall be conclusive and binding on the Bondholders.

157958786 84 Upon the expiry of any such notice as is referred to in this Condition 7.3, the Issuer shall redeem the Bonds in accordance with this Condition 7.3. Notwithstanding the foregoing provisions of this Condition 7.3, if the Issuer gives a Tax Redemption Notice, each Bondholder will have the right to elect that their Bonds shall not be redeemed pursuant to such Tax Redemption Notice and that the provisions of Condition 9 shall not apply in respect of any payment of interest to be made on such Bonds which falls due after the relevant Tax Redemption Date, whereupon no additional amounts shall be payable in respect thereof pursuant to Condition 9 and payment of all amounts of such interest on such Bonds (including under the Bonds Guarantee) shall be made subject to the deduction or withholding of any South African, Jersey or Australian taxation (as the case may be) required to be withheld or deducted from time to time. To exercise such right, the holder of the relevant Bond must complete, sign and deposit at the specified office of any Paying, Transfer and Conversion Agent a duly completed and signed notice of election, in the form for the time being current, obtainable from the specified office of any Paying, Transfer and Conversion Agent on or before the day falling 10 days prior to the Tax Redemption Date. References in this Condition 7.3 to South Africa, Jersey or Australia shall be deemed also to refer to any jurisdiction in respect of which any undertaking or covenant equivalent to that in Condition 9 is given pursuant to the Trust Deed, (except that as regards such jurisdiction the words “becomes effective on or after 21 September 2026” at paragraph 7.3(a) above shall be replaced with the words “becomes effective after, and has not been announced on or before, the date on which any undertaking or covenant equivalent to that in Condition 9 was given pursuant to the Trust Deed)” and references in this Condition 7.3 to additional amounts payable under Condition 9 shall be deemed also to refer to additional amounts payable under any such undertaking or covenant. 7.4 Optional Redemption and Tax Redemption Notices The Issuer shall not give an Optional Redemption Notice pursuant to Condition 7.2(b) or a Tax Redemption Notice pursuant to Condition 7.3 at any time during a Change of Control Period and any such notice purported to be given by the Issuer during such period shall be invalid and of no effect and the relevant redemption shall not be made. In addition, if the Issuer has, prior to the commencement of a Change of Control Period given an Optional Redemption Notice pursuant to Condition 7.2(b) or a Tax Redemption Notice pursuant to Condition 7.3 which specifies a date for redemption which falls in a Change of Control Period or within the period of 14 days following the end of a Change of Control Period, such notice shall be deemed to be immediately rescinded upon commencement of the relevant Change of Control Period (as the case may be) and shall have no effect and the relevant redemption shall not be made. Any Optional Redemption Notice or Tax Redemption Notice shall be irrevocable. Any such notice shall specify (a) the Optional Redemption Date or, as the case may be, the Tax Redemption Date, which shall be a London business day (b) the Conversion Price, the aggregate principal amount of the Bonds outstanding and the Closing Price of the Ordinary Shares, in each case as at the latest practicable date prior to the publication of the Optional Redemption Notice or, as the case may be, the Tax Redemption Notice, (c) the last day on which Conversion Rights may be exercised by Bondholders, and (d) the amount of accrued interest payable in respect of each Bond on the Optional Redemption Date or Tax Redemption Date, as the case may be. 7.5 Redemption at the Option of Bondholders upon a Change of Control Following the occurrence of a Change of Control, the holder of each Bond will have the right to require the Issuer to redeem that Bond on the Change of Control Put Date at its principal 157958786 85 amount, together with accrued and unpaid interest up to (but excluding) the Change of Control Put Date. To exercise such right, the holder of the relevant Bond must deliver the Certificate evidencing such Bond to the specified office of any Paying, Transfer and Conversion Agent, together with a duly completed and signed notice of exercise in the form for the time being current obtainable from the specified office of any Paying, Transfer and Conversion Agent (a “Change of Control Put Exercise Notice”), at any time during the Change of Control Period. The “Change of Control Put Date” shall be the 14th London business day after the expiry of the Change of Control Period. A Change of Control Put Exercise Notice, once delivered, shall be irrevocable and the Issuer shall redeem all Bonds the subject of Change of Control Put Exercise Notices delivered as aforesaid on the Change of Control Put Date; provided however that if, prior to the Change of Control Put Date, any such Bond becomes immediately due and payable or, upon due presentation of the Certificate representing any such Bond on the Change of Control Put Date, payment of the redemption moneys is improperly withheld or refused, the relevant Paying, Transfer and Conversion Agent shall return such Certificate to the holder by uninsured first class mail (airmail if overseas) at the address specified by such holder in the relevant Change of Control Put Exercise Notice. The right of the holder of each Bond to require the Issuer to redeem such Bond pursuant to this Condition may only be exercised in respect of an authorised denomination (or any integral multiple thereof). If such redemption right as aforesaid is exercised in respect of some only of a holding of Bonds represented by a Certificate, the Issuer shall procure the delivery to the relevant Bondholder of a Certificate representing those Bonds in respect of which such redemption right has not been so exercised. 7.6 Redemption at the Option of Bondholders upon a De-listing Event Within 14 days after the occurrence of a De-listing Event, the Issuer shall give notice thereof to the Bondholders in accordance with Condition 17 and to the Trustee (a “De-listing Event Notice”). The De-listing Event Notice shall specify: (a) the Conversion Price and the Volume Weighted Average Price of an Ordinary Share as at the latest practicable date prior to the publication of such notice; (b) the last day of the De-listing Event Period; (c) the De-listing Event Put Date; and (d) such other information relating to the De-listing Event as the Trustee may reasonably require. Following the occurrence of a De-listing Event, the holder of each Bond will have the right to require the Issuer to redeem that Bond on the relevant De-listing Event Put Date at its principal amount, together with accrued and unpaid interest to (but excluding) the De-listing Event Put Date. To exercise such right, the holder of the relevant Bond must deliver the Certificate evidencing such Bond to the specified office of any Paying, Transfer and Conversion Agent, together with a duly completed and signed notice of exercise in the form for the time being current obtainable from the specified office of any Paying, Transfer and Conversion Agent (a “De-listing Event Put Exercise Notice”), at any time during the De-listing Event Period. The “De-listing Event Put Date” shall be the 14th London business day after the expiry of the De-listing Event Period. 157958786 86 A De-listing Event Put Exercise Notice, once delivered, shall be irrevocable and the Issuer shall redeem all Bonds the subject of De-listing Event Put Exercise Notices delivered as aforesaid on the De-listing Event Put Date; provided however that if, prior to the De-listing Event Put Date, any such Bond becomes immediately due and payable or, upon due presentation of the Certificate representing any such Bond on the De-listing Event Put Date, payment of the redemption moneys is improperly withheld or refused, the relevant Paying, Transfer and Conversion Agent shall return such Certificate to the Holder by uninsured first class mail (airmail if overseas) at the address specified by such Holder in the relevant De-listing Event Put Exercise Notice. The right of the holder of each Bond to require the Issuer to redeem such Bond pursuant to this Condition may only be exercised in respect of an authorised denomination (or any integral multiple thereof). If such redemption right as aforesaid is exercised in respect of some only of a holding of Bonds represented by a Certificate, the Issuer shall procure the delivery to the relevant Bondholder of a Certificate representing those Bonds in respect of which such redemption right has not been so exercised. 7.7 Purchase Subject to the requirements (if any) of any stock exchange on which the Bonds may be admitted to listing and trading at the relevant time and subject to compliance with applicable laws and regulations, the Issuer, any Guarantor or any member of the Group may at any time purchase any Bonds in the open market or otherwise at any price. Such Bonds may be held, re-sold or reissued or, at the option of the relevant purchaser, surrendered to any Paying, Transfer and Conversion Agent for cancellation. The Bonds so purchased, while held by or on behalf of the Issuer, a Guarantor or any member of the Group, shall not entitle the holder to vote at any meetings of the Bondholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of Bondholders for the purpose of Condition 14.1. 7.8 Cancellation All Bonds which are redeemed or in respect of which Conversion Rights are exercised will be cancelled and may not be reissued or resold. Bonds purchased by the Issuer, a Guarantor or any member of the Group may be held, re sold or reissued or, at the option of the relevant purchaser, surrendered to the Principal Paying, Transfer and Conversion Agent for cancellation and, if so surrendered, may not be reissued or re-sold. 7.9 Multiple Notices If more than one notice of redemption is given pursuant to this Condition 7, the first of such notices to be given shall prevail, save that a notice given pursuant to Condition 7.5 shall prevail over a notice given pursuant to Conditions 7.2 or 7.3 or 7.6 in circumstances where the Change of Control Put Date falls prior to the Optional Redemption Date or Tax Redemption Date or De-listing Event Put Date, as the case may be. 8. PAYMENTS 8.1 Principal Save as otherwise expressly provided in these Conditions, payment of principal in respect of the Bonds and payment of accrued interest payable on redemption of the Bonds (other than interest payable on an Interest Payment Date) will be made in U.S. dollars to the Persons shown in the Register at the close of business on the Record Date, subject to surrender (or in the case of partial payment only, endorsement) of the Certificate evidencing the relevant Bond, at the specified office of any Paying, Transfer and Conversion Agent. 157958786 87 8.2 Interest and Other Amounts (a) Payments of interest due on any Interest Payment Date will be made to the Persons shown in the Register at close of business on the Record Date. (b) Payments of all amounts other than as provided in Conditions 8.1 and 8.2(a) will be made as provided in these Conditions. 8.3 Payments Each payment in respect of the Bonds pursuant to Condition 8.1 and Condition 8.2(a) will be made by transfer to a U.S. dollar account maintained by the payee. Payment instructions (for value on the due date or, if that is not a business day in London, for value the first following day which is a business day in London) will be initiated on the business day in London which is the due date for payment or, in the case of payments referred to in Condition 8.1, if later, on the business day in the place of the specified office of the Paying, Transfer and Conversion Agent to which the Certificate evidencing the relevant Bond is surrendered as specified in Condition 8.1 (for value the next following business day in London). 8.4 Payments subject to fiscal laws All payments in respect of the Bonds are subject in all cases, but without prejudice to Condition 9, to (i) any applicable fiscal or other laws and regulations applicable thereto in the place of payment and (ii) any withholding or deduction required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof or any law implementing an intergovernmental approach thereto (or any fiscal or regulatory legislation, rules or practice implementing such an intergovernmental agreement). No commissions or expenses shall be charged to Bondholders in respect of such payments. 8.5 Delay in payment Bondholders will not be entitled to any interest or other payment for any delay after the due date in receiving the amount due (a) as a result of the due date not being a business day or (b) if the Bondholder is late in surrendering the Certificate evidencing the relevant Bond (where such surrender is required pursuant to these Conditions as a precondition to payment). 8.6 Business Days In this Condition 8, “business day” means a day (other than a Saturday or Sunday) in London and (where surrender of the Certificate evidencing the relevant Bond is required pursuant to these Conditions as a precondition to payment) in the place of the specified office of the Paying, Transfer and Conversion Agent to whom the relevant Certificate is surrendered. 8.7 Paying, Transfer and Conversion Agents, etc. The initial Paying, Transfer and Conversion Agents and Registrar and their initial specified offices are listed below. The Issuer and each Guarantor reserve the right under the Agency Agreement at any time, with the prior written approval of the Trustee, to vary or terminate the appointment of any Paying, Transfer and Conversion Agent and the Registrar and appoint additional or other Paying, Transfer and Conversion Agents or another Registrar, provided that the Issuer and the Guarantors will maintain: (a) a Principal Paying, Transfer and Conversion Agent; and (b) a Registrar with a specified office outside the United Kingdom in a jurisdiction other than South Africa, Jersey or Australia.

157958786 88 Notice of any change in the Paying, Transfer and Conversion Agents or the Registrar or their specified offices will promptly be given by the Issuer to the Bondholders in accordance with Condition 17. The Issuer and each Guarantor reserves the right under the Calculation Agency Agreement at any time to vary or terminate the appointment of the Calculation Agent and appoint any additional or other Calculation Agent, provided that the Issuer and each Guarantor will use all commercially reasonable endeavours to maintain a Calculation Agent which is a financial institution of international repute or a financial adviser with appropriate expertise. If, notwithstanding such commercially reasonable endeavours, the Issuer and the Guarantors are unable to maintain such Calculation Agent, the Issuer or a Guarantor may itself act as Calculation Agent for the purposes of these Conditions. 8.8 No charges Subject as provided elsewhere in these Conditions, neither the Registrar nor the Paying, Transfer and Conversion Agents shall make or impose on a Bondholder any charge or commission in relation to any payment, exchange, transfer or conversion in respect of the Bonds. 8.9 Fractions When making payments to Bondholders, if the relevant payment is not of an amount which is a whole multiple of the smallest unit of the relevant currency in which such payment is to be made, such payment will be rounded down to the nearest unit. The Bonds on issue will be evidenced by a global Certificate (the “Global Certificate”) registered in the name of, and held by a nominee on behalf of, a common depositary for Euroclear Bank SA/NV and/or Clearstream Banking S.A. (the “Clearing Systems”). All payments in respect of Bonds evidenced by the Global Certificate will be made by the Issuer to, or to the order of, the Person whose name is entered in the Register at the close of business on the Clearing System Business Day immediately prior to the date of payment, where “Clearing System Business Day” means Monday to Friday inclusive except 25 December and 1 January. Such amounts will be paid in accordance with the standard procedures of the Clearing Systems to accountholders therein. 9. TAXATION All payments of principal, interest and any other amounts by or on behalf of the Issuer or a Guarantor in respect of the Bonds shall be made without withholding or deduction in connection with any such payment for, or on account of, any Taxes of whatever nature imposed, levied, collected, withheld or assessed by or within South Africa, Jersey or Australia or any authority therein or thereof having power to tax, unless such withholding or deduction is required by Applicable Law to be made from such payment made by or on behalf of the Issuer or a Guarantor (a “Withholding”). In the event that a Withholding does apply, the Issuer or (as the case may be) the relevant Guarantor shall pay such additional amounts as will result in receipt by the Bondholders or beneficial owner of such amounts, after such Withholding, as would have been received by them had no such Withholding been required, except that no such additional amounts shall be payable in respect of any Bond: (a) to a Bondholder (or to a third party on behalf of a holder) or beneficial owner who is subject to such Taxes in respect of such Bond by reason of its having some connection with the jurisdiction (including but not limited to having a permanent establishment or being a tax resident therein) by which such taxes, duties, assessments or charges have been imposed, levied, collected, withheld or assessed other than the mere holding of the Bond; 157958786 89 (b) where presentation and surrender of a Certificate evidencing a Bond is required pursuant to these Conditions, if the Certificate is surrendered more than 30 days after the Relevant Date except to the extent that the Bondholder or beneficial owner would have been entitled to such additional amount on surrendering the Certificate for payment on the last day of such period of 30 days; or (c) where a Bondholder has exercised its right to elect that its Bonds shall not be redeemed in accordance with Condition 7.3. References in these Conditions to principal and/or interest and/or any other amounts payable in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition or any undertaking or covenant given in addition thereto or in substitution therefor pursuant to the Trust Deed. Notwithstanding any other provision of these Conditions, any amounts to be paid on the Bonds by or on behalf of the Issuer, will be paid net of any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the Code, or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (any such withholding or deduction, a “FATCA Withholding”). Neither the Issuer nor any other person will be required to pay any additional amounts in respect of FATCA Withholding. 10. EVENTS OF DEFAULT If any of the following events (each an “Event of Default”) occurs and is continuing, the Trustee at its discretion may, and if so requested by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution, provided that in the case of any event as is specified in paragraph (c) and, in respect of any Material Subsidiary only, paragraphs (f), (g) (other than sub-paragraph (v)) and (i), only if the Trustee shall have certified in writing to the Issuer that such event is, in its opinion, materially prejudicial to the interests of the Bondholders and provided further that in each case it is indemnified and/or secured and/or prefunded to its satisfaction shall, give notice to the Issuer that the Bonds are, and upon the giving of such notice the Bonds shall immediately become, due and repayable at their principal amount together with accrued interest (if any) up to (but excluding) the date of payment: (a) Non-payment: (i) default for 10 days in any payment when due any of interest or additional amounts with respect to any Bond; or (ii) default in the payment when due of principal of or premium, if any, on any Bond (whether at the Final Maturity Date, upon redemption or otherwise), and any such failure to make payment continues for a period of three London and Johannesburg business days of its due date; (b) Failure to Deliver Ordinary Shares: failure by the Issuer to issue or transfer and deliver Ordinary Shares required to be delivered following any exercise of Conversion Rights and any such failure continues for a period of three London and Johannesburg business days; (c) Breach of Other Obligations: failure by the Issuer or any Guarantor to comply with any of its other obligations under these Conditions or the Trust Deed (other than those specified in Condition 10(a) and Condition 10(b)), and which default or breach is incapable of remedy or, if in the opinion of the Trustee capable of remedy, is not in the 157958786 90 opinion of the Trustee remedied for 30 days after written notice of such default or breach shall have been given to the Issuer and the Guarantors; (d) Cross-Acceleration: (i) any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any indebtedness for money borrowed by the Issuer, any Guarantor or any Material Subsidiaries (or the payment of which is Guaranteed by the Issuer, any Guarantor or any Material Subsidiaries), whether such indebtedness or Guarantee exists on or is created after the Issue Date: (A) is not paid when due taking into account any originally applicable grace period; or (B) is declared to be or otherwise becomes due and payable, in each case, prior to its specified maturity as a result of an event of default (however described). (ii) No Event of Default under this Condition 10(d) will occur if the aggregate amount of such indebtedness falling within paragraph (i) above is less than U.S.$10,000,000 (or its equivalent in any other currency or currencies); (e) Creditors’ Process: Any expropriation, attachment, sequestration, implementation of any business rescue plan, distress or execution affects any asset or assets of the Issuer, any Guarantor or any Material Subsidiary having a value individually in the aggregate of U.S.$10,000,000 (or its equivalent in any other currency or currencies) and is not discharged or stayed within 20 Johannesburg business days, other than if the Issuer, any Guarantor or any Material Subsidiaries (as applicable) demonstrates to the Trustee’s satisfaction within such 20 Johannesburg business day period that such action is frivolous or vexatious; (f) Insolvency: (i) the Issuer, any Guarantor or any Material Subsidiary (A) is, or is deemed by any authority or legislation to be, unable or admits inability to pay its debts generally as they fall due, (B) suspends making payments on all or a material part of its debts or, (C) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling all or a material part of its indebtedness; (ii) the Issuer, any Guarantor or any Material Subsidiary is, or is deemed by any authority or legislation to be, Financially Distressed (as defined in section 128 of the Companies Acts (or, given similar meaning under any applicable company legislation and regulations in Australia); (iii) the value of the assets of the Issuer, any Guarantor or any Material Subsidiary is less than its liabilities (taking into account contingent and prospective liabilities); or (iv) a moratorium is declared in respect of any indebtedness of the Issuer, any Guarantor or any Material Subsidiary; (g) Insolvency and Business Rescue Proceedings: any corporate action, legal proceedings or other procedure or step is taken in relation to: (i) the suspension of payments, a moratorium of any indebtedness, liquidation, winding-up, dissolution, administration, business rescue or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any of 157958786 91 the Issuer, the Guarantors or any Material Subsidiaries, other than a solvent liquidation or reorganisation of any member of the Group which is not the Issuer or a Guarantor; (ii) if applicable, the deregistration of the Issuer, any Guarantor or any Material Subsidiary under the Corporations Act 2001 (Cth) of the Commonwealth of Australia; (iii) a composition, compromise, assignment or arrangement with any creditor of the Issuer, any Guarantor or any Material Subsidiary; (iv) the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Group which is not the Issuer or a Guarantor), receiver, administrative receiver, administrator, compulsory manager, business rescue practitioner or other similar officer in respect of the Issuer, any Guarantor or any Material Subsidiary or any of their assets, (v) enforcement of any Security Interest over any assets of the Issuer, any Guarantor or any Material Subsidiary; having a value individually in the aggregate of U.S.$10,000,000 (or its equivalent in any other currency or currencies), or, in each case, any analogous procedure or step is taken in any jurisdiction, other than (in respect of any service of an application, or taking of any similar step for the liquidation, bankruptcy, business rescue, winding up, dissolution or administration of the Issuer, any Guarantor or any Material Subsidiary) where such action is dismissed, withdrawn, discharged or stayed within 20 Johannesburg business days of its presentation or commencement of such step being taken, or if the Issuer, any Guarantor or any Material Subsidiary (as the case may be) demonstrates to the Trustee’s satisfaction within such 20 Johannesburg business day period that such action is frivolous or vexatious; or (vi) a meeting is proposed or convened by the directors of the Issuer, any Guarantor or any Material Subsidiary, a resolution is proposed or passed, application is made or an order is applied for or granted, to authorise the entry into or implementation of any business rescue proceedings (or any similar proceedings) in respect of the Issuer, any Guarantor or any Material Subsidiary, or any analogous procedure or step is taken in any jurisdiction; (h) Illegality: it is or will become unlawful for the Issuer or any Guarantor to perform or comply with any one or more of their obligations under any of the Bonds or any Bond Document; (i) Cessation of Business: if the Issuer, any Guarantor or any Material Subsidiary ceases (or, through an official action of the board of directors of the Issuer, any Guarantor or any Material Subsidiary, threatens by expressing a clear and unequivocal intention to cease) in one or more related transactions, to carry on business or businesses which together comprise all or substantially all of the business of the Group taken as a whole, except (i) for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation on terms approved by the Trustee or by an Extraordinary Resolution, or (ii) in connection with any substitution undertaken in accordance with Condition 14.3; (j) Governmental Intervention: by or under the authority of any government: (i) the management of the Issuer or any Guarantor is wholly or substantially replaced or the authority of the Issuer or any Guarantor in the conduct of its business is wholly or substantially curtailed; or

157958786 92 (ii) all or a majority of the issued shares of the Issuer or any Guarantor, or the whole or any part of their respective revenues or assets, is seized, nationalised, expropriated or compulsorily acquired; or (k) Analogous Events: any event occurs which under the laws of any relevant jurisdiction has an analogous effect to any of the events referred to in any of the foregoing paragraphs of this Condition 10. 11. UNDERTAKINGS Whilst any Conversion Right remains exercisable, the Issuer will, save with the approval of an Extraordinary Resolution or with the prior written approval of the Trustee where, in its opinion, it is not materially prejudicial to the interests of the Bondholders to give such approval: (a) not issue any Securities by way of capitalisation of profits or reserves, other than: (i) pursuant to a Scheme of Arrangement involving a reduction and cancellation of Ordinary Shares and the issue to Shareholders of an equal number of Ordinary Shares by way of capitalisation of profits or reserves; or (ii) pursuant to or in connection with a Newco Scheme; or (iii) by the allotment and issue of fully paid Ordinary Shares or other Securities to the Shareholders and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive Ordinary Shares or other Securities on a capitalisation of profits or reserves; or (iv) by the allotment and issue of Ordinary Shares paid up in full out of profits or reserves (in accordance with applicable law) and issued wholly, ignoring fractional entitlements, in lieu of the whole or part of a Dividend; or (v) by the allotment and issue of fully paid Equity Share Capital (other than Ordinary Shares) to the holders of Equity Share Capital of the same class and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive Equity Share Capital (other than Ordinary Shares); or (vi) by the allotment and issue of Ordinary Shares or any Equity Share Capital pursuant to any black economic empowerment transaction; or (vii) by the allotment and issue of Ordinary Shares or any Equity Share Capital to, or for the benefit of, any employee or former employee, director or executive holding or formerly holding executive office (including directors holding or formerly holding executive office or non-executive office, consultants or former consultants or the personal service company of any such person) or their spouses or relatives, in each case, of the Issuer or any of its Subsidiaries or any associated company or to trustees or nominees to be held for the benefit of any such Person, in any such case pursuant to an employee, contractor, director or executive share or option or incentive scheme whether for all employees, contractors, directors, or executives or any one or more of them (paragraphs (i) to (vii) each being a “Permitted Issue”), unless, in any such case, the same gives (or, in the case of an issue or payment up of Securities in connection with a Change of Control, gives or will give, as the case may be) rise (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, give rise) to an adjustment to the Conversion Price or otherwise falls to be taken into account for the purposes of determining whether an 157958786 93 adjustment to the Conversion Price is required (regardless of whether in fact an adjustment is required to be made); (b) not in any way modify the rights attaching to the Ordinary Shares with respect to voting, dividends or liquidation nor issue any other class of Equity Share Capital carrying any rights which are more favourable than such rights attaching to the Ordinary Shares but so that nothing in this Condition 11(b) shall prevent: (i) the issue of any Equity Share Capital to employees or former employees (including directors holding or formerly holding executive or non-executive office or the personal service company of any such Person or the spouse or relative of any such Person) whether of the Issuer or any of the Issuer’s subsidiaries or associated companies by virtue of their office or employment pursuant to any scheme or plan approved by the Issuer or which is established pursuant to such a scheme or plan which is or has been so approved; or (ii) any consolidation, reclassification, redesignation or subdivision of the Ordinary Shares or the conversion of any Ordinary Shares into stock or vice versa; or (iii) any modification of such rights which is not, in the determination of an Independent Adviser, materially prejudicial to the interests of the holders of the Bonds; or (iv) any alteration to the memorandum of incorporation of the Issuer made in connection with the matters described in this Condition 11 or which is supplemental or incidental to any of the foregoing (including any amendment made to enable or facilitate procedures relating to such matters and any amendment dealing with the rights and obligations of holders of Securities, including Ordinary Shares, dealt with under such procedures); or (v) any issue of Equity Share Capital where the issue of such Equity Share Capital results or would, but for the provisions of Condition 6.6 relating to roundings and minimum adjustments or the carry forward of adjustments or, where comprising Ordinary Shares, the fact that the consideration per Ordinary Share receivable therefor is at least 95 per cent. of the Current Market Price per Ordinary Share on the relevant date, otherwise result, in an adjustment to the Conversion Price or is otherwise taken into account for the purposes of considering whether an adjustment should be made; or (vi) any issue of Equity Share Capital or modification of rights attaching to the Ordinary Shares, where prior thereto the Issuer shall have instructed an Independent Adviser to determine what (if any) adjustments should be made to the Conversion Price as being fair and reasonable to take account thereof and such Independent Adviser shall have determined either that no adjustment is required or that an adjustment to the Conversion Price is required and, if so, the new Conversion Price as a result thereof and the basis upon which such adjustment is to be made and, in any such case, the date on which the adjustment shall take effect (and so that the adjustment shall be made and shall take effect accordingly); (vii) without prejudice to Condition 6.2(j) and Condition 7.5, the amendment of the memorandum of incorporation of the Issuer following a Change of Control to ensure that any Bondholder exercising its Conversion Right after the occurrence of a Change of Control will receive the same consideration for the Ordinary Shares arising on conversion as it would have received had it 157958786 94 exercised its Conversion Right at the time of the occurrence of the Change of Control (a “Change of Control Conversion Right Amendment”); or (viii) a Permitted Issue; (c) except as part of, or in connection with or pursuant to, any employee, contractor director or executive share or option of incentive scheme (whether for all employees, contractors, directors or executives or any one or more of them), procure that no Securities (whether issued by the Issuer or any member of the Group or procured by the Issuer or any member of the Group to be issued or issued by any other Person pursuant to any arrangement with the Issuer or any member of the Group) issued without rights to convert into, or exchange or subscribe for, Ordinary Shares shall subsequently be granted such rights exercisable at a consideration per Ordinary Share which is less than 95 per cent. of the Current Market Price per Ordinary Share at the close of business on the last dealing day preceding the date of the first public announcement of the proposed inclusion of such rights unless the same gives rise (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, give rise) to an adjustment to the Conversion Price and that at no time shall there be in issue Ordinary Shares of differing nominal values, save where such Ordinary Shares have the same economic rights; (d) not make any issue, grant or distribution or take or omit to take any other action if the effect thereof would be that, on conversion of the Bonds, Ordinary Shares could not, under any applicable law then in effect, be legally issued as fully paid; (e) not reduce its issued share capital, share premium account, or capital redemption reserve or any uncalled liability in respect thereof, or any non-distributable reserves, except: (i) pursuant to the terms of issue of the relevant share capital; or (ii) by means of a purchase or redemption of share capital of the Issuer to the extent, in any such case, permitted by applicable law; or (iii) where the reduction does not involve any distribution of assets; or (iv) solely in relation to a change in the currency in which the nominal value (if any) of the Ordinary Shares is expressed; or (v) to create distributable reserves; or (vi) pursuant to a Scheme of Arrangement involving a reduction and cancellation of Ordinary Shares and the issue to Shareholders of an equal number of Ordinary Shares by way of capitalisation of profits or reserves; or (vii) pursuant to a Newco Scheme; or (viii) by way of transfer to reserves as permitted under applicable law; or (ix) where the reduction is permitted by applicable law and the Trustee is advised by an Independent Adviser (and the Trustee shall be entitled to rely on such advice without liability to any person), acting as an expert and in good faith, that in its opinion the interests of the Bondholders will not be materially prejudiced by such reduction; or (x) where the reduction is permitted by applicable law and results (or, in the case of a reduction in connection with a Change of Control, results or will result, as the case may be) in (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, result in) an adjustment to 157958786 95 the Conversion Price or is (or, in the case of a reduction in connection with a Change of Control, is or will be, as the case may be) otherwise taken into account for the purposes of determining whether such an adjustment should be made, provided that, without prejudice to the other provisions of these Conditions, the Issuer may exercise such rights as it may from time to time be entitled pursuant to applicable law to purchase, redeem or buy back its Ordinary Shares and any depositary or other receipts or certificates representing Ordinary Shares without the consent of Bondholders; (f) if any offer is made to all (or as nearly as may be practicable all) Shareholders (or all (or as nearly as may be practicable all) Shareholders other than the offeror and/or any parties acting in concert (as contemplated in the Companies Act or any modification or re-enactment thereof)) to acquire the whole or any part of the issued Ordinary Shares, or if any Person proposes a scheme with regard to such acquisition (other than a Newco Scheme), give notice of such offer or scheme to the Bondholders at the same time as any notice thereof is sent to the Shareholders (or as soon as practicable thereafter) that details concerning such offer or scheme may be obtained from the specified offices of the Principal Paying, Transfer and Conversion Agent or may be provided by email to a Bondholder (following their prior written request to the Paying, Transfer and Conversion Agents and provision of proof of holding and identity (in a form satisfactory to the Paying, Transfer and Conversion Agents)) and, where such an offer or scheme has been recommended by the Board of Directors of the Issuer, or where such an offer has become or been declared unconditional in all respects or such scheme has become effective, use all reasonable endeavours to procure that a like offer or scheme is extended to the holders of any Ordinary Shares issued during the period of the offer or scheme arising out of the exercise of the Conversion Rights pursuant to these Conditions (which like offer or scheme to Bondholders shall entitle Bondholders to receive the same type and amount of consideration they would have received had they held the number of Ordinary Shares to which such Bondholders would be entitled assuming Bondholders were to exercise Conversion Rights in the relevant Change of Control Period); (g) in the event of a Newco Scheme, take (or shall procure that there is taken) all necessary action to ensure that (to the satisfaction of the Trustee) immediately after implementation of the Scheme of Arrangement, at the Issuer’s option, either Newco is substituted under the Bonds and the Bond Documents as principal obligor in place of the Issuer (with the Issuer jointly and severally providing a guarantee with the Guarantors), subject to and as provided in Clause 19 of the Trust Deed, or Newco becomes a guarantor under the Bonds and the Bond Documents and (i) such amendments are made to these Conditions and the Bond Documents as are necessary to ensure that (A) the Bonds may be converted into or exchanged for ordinary shares or units or equivalent in Newco as direct obligor (or depositary or other receipts or certificates representing ordinary shares or units or equivalent of Newco) mutatis mutandis in accordance with and subject to these Conditions and the Bond Documents and (B) the Bond Documents and these Conditions (including, without limitation, the adjustment and related provisions (in Condition 6), the Events of Default (in Condition 10) and the Undertakings (in this Condition 11)) provide at least the same or equivalent protections and benefits to the Trustee and the Bondholders following the implementation of such Newco Scheme as they provided to the Trustee and the Bondholders prior to the implementation of the Newco Scheme, mutatis mutandis (and the Trustee shall (at the expense of the Issuer) be obliged to concur in effecting such substitution or grant of such guarantee and in either case making any such amendments, provided that the Trustee shall not be obliged so to concur if in the opinion of the Trustee doing so would impose new or more onerous duties or obligations upon it or

157958786 96 expose it to any additional duties, responsibilities or further liabilities or reduce its rights and protections) and (ii) the ordinary shares of Newco are admitted to listing and trading on the JSE or admitted to listing on another regulated, regularly operating, recognised stock exchange or securities market; and for so long as any Bond remains outstanding, Newco shall undertake to use its reasonable endeavours to ensure, at its own cost, that its issued and outstanding ordinary shares are (A) admitted to listing and trading on the JSE’s Main Board or (B) admitted to listing on another internationally recognised and regulated stock exchange as Newco may determine; (h) use all reasonable endeavours to ensure, at its own cost, that the Ordinary Shares issued upon exercise of Conversion Rights will, as soon as is practicable, be admitted to listing and to trading on the Relevant Stock Exchange and will be listed, quoted or dealt in, as soon as is practicable, on any other stock exchange or securities market on which the Ordinary Shares may then be listed or quoted or dealt in (but so that this undertaking shall be considered as not being breached as a result of a Change of Control (whether or not recommended or approved by the Board of Directors of the Issuer) that causes or gives rise to, whether following the operation of any applicable compulsory acquisition provision or otherwise, (including at the request of the Person or Persons controlling the Issuer as a result of the Change of Control) a De-listing of the Ordinary Shares); (i) for so long as any Bond remains outstanding, use all reasonable endeavours to ensure, at its own cost, that its issued and outstanding Ordinary Shares are (A) admitted to listing and trading on the JSE’s Main Board or (B) admitted to listing on another internationally recognised and regulated stock exchange as the Issuer may determine (but so that this undertaking shall be considered as not being breached as a result of a Change of Control (whether or not recommended or approved by the Board of Directors of the Issuer) that causes or gives rise to, whether following the operation of any applicable compulsory acquisition provision or otherwise, (including at the request of the person or persons controlling the Issuer as a result of the Change of Control) a De- listing of the Ordinary Shares); (j) issue, allot, register and deliver Ordinary Shares on exercise of Conversion Rights in accordance with these Conditions and at all times ensure that it has authority to issue free from pre-emptive rights or other similar rights out of its authorised but unissued share capital such number of Ordinary Shares as would enable the Conversion Rights that remain exercisable, and all other rights of subscription and exchange for and conversion into Ordinary Shares, to be satisfied in full; (k) publish a copy of these Conditions (including a legend regarding the intended target markets for the Bonds) on its website as soon as reasonably practicable following the Issue Date, and (ii) thereafter (and for so long as any of the Bonds remain outstanding) maintain the availability of these Conditions (as the same may be amended in accordance with their terms) on such website; and (l) procure that an Independent Adviser is promptly and duly appointed to perform any functions expressed to be performed by an Independent Adviser in these Conditions. Whilst any Conversion Right remains exercisable, the Issuer will use all reasonable endeavours to ensure that the Bonds are admitted to the Open Market (Freiverkehr) of the Frankfurt Stock Exchange by no later than 30 days following the Issue Date and, once so admitted, to maintain such listing, provided in each case that if (in the opinion of the Issuer) obtaining or maintaining such listing is not practicable, the Issuer shall use all reasonable endeavours to obtain and maintain a listing of the Bonds on an alternative stock exchange (as the Issuer may from time to time determine) which would enable the Issuer (and the Guarantors if such obligation were 157958786 97 to be applicable) to make payments of interest in respect of the Bonds free from withholding or deduction for or on account of taxation in South Africa, Jersey and Australia. The Issuer has undertaken in the Trust Deed to deliver to the Trustee annually a certificate signed by two Authorised Signatories of the Issuer, as to there not having occurred an Event of Default or Potential Event of Default (as defined in the Trust Deed) since the date of the last such certificate or if such event has occurred as to the details of such event. The Trustee will be entitled to rely without liability on such certificate and shall not be obliged to independently monitor whether an Event of Default or Potential Event of Default has occurred or monitor compliance by the Issuer with the undertakings set forth in this Condition 11, nor shall it be liable to any Person for not so doing. 12. PRESCRIPTION Claims against the Issuer or any Guarantor for payment in respect of the Bonds shall be prescribed and become void unless made within ten years (in the case of principal) or five years (in the case of interest) from the appropriate Relevant Date in respect of such payment and thereafter any principal, interest or other amounts payable in respect of such Bonds shall be forfeited and revert to the Issuer. Claims in respect of any other obligation in respect of the Bonds, including the delivery of Ordinary Shares, shall be prescribed and become void unless made within ten years following the due date for performance of the relevant obligation(s). 13. REPLACEMENT OF CERTIFICATES If any Certificate evidencing a Bond is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of any Paying, Transfer and Conversion Agent subject to all applicable laws and stock exchange requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Certificates must be surrendered before replacements will be issued. 14. MEETINGS OF BONDHOLDERS, MODIFICATION AND WAIVER, SUBSTITUTION 14.1 Meetings of Bondholders The Trust Deed contains provisions for convening meetings of Bondholders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any of these Conditions or any provisions of the Trust Deed. Such a meeting may be convened by the Issuer, a Guarantor or the Trustee and shall be convened by the Issuer if requested in writing by Bondholders holding not less than 10 per cent. in principal amount of the Bonds for the time being outstanding. The quorum for any meeting convened to consider an Extraordinary Resolution will be one or more Persons holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned meeting one or more Persons being or representing Bondholders whatever the principal amount of the Bonds so held or represented, unless the business of such meeting includes consideration of any Reserved Matter, in which case the necessary quorum will be one or more Persons holding or representing not less than two-thirds, or at any adjourned meeting not less than one-third, in principal amount of the Bonds for the time being outstanding. Any Extraordinary Resolution duly passed shall be binding on all Bondholders (whether or not they were present at the meeting at which such resolution was passed). 157958786 98 The Trust Deed provides that (i) a resolution passed at a meeting duly convened and held by or on behalf of the holder(s) of not less than 75 per cent. of the Persons eligible to vote at such meeting, (ii) a resolution in writing (whether contained in one document or several documents in the same form) signed by or on behalf of the holders of not less than 75 per cent. in principal amount of the Bonds for the time being outstanding or (iii) an Electronic Consent (as defined in paragraph 6 of Schedule 3), shall, in each case, be effective as an Extraordinary Resolution of the Bondholders. No consent or approval of Bondholders shall be required in connection with any Newco Scheme Modification. 14.2 Modification and Waiver The Trustee may agree, without the consent of the Bondholders, to: (a) any modification of any of the provisions of the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or these Conditions which, in the opinion of the Trustee, is of a formal, minor or technical nature or is made to correct a manifest error or comply with mandatory provisions of law; and (b) any other modification to the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or these Conditions, and any waiver or authorisation of any breach or proposed breach of any of the provisions of the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or these Conditions, (except in respect of any Reserved Matter) which is, in the opinion of the Trustee, not materially prejudicial to the interests of the Bondholders. Any such modification, authorisation, waiver or determination shall be binding on the Bondholders and, unless the Trustee agrees otherwise, shall be notified to the Bondholders promptly in accordance with Condition 17. 14.3 Substitution The Trust Deed contains provisions permitting the Trustee to agree, without the consent of the Bondholders, to the substitution in place of the Issuer (or any previous substitute or substitutes under this Condition) (the “substituted obligor”) as principal debtor under the Trust Deed and the Bonds (a “Substitution”). Such Substitution shall be subject to: (a) compliance with the relevant provisions of the Trust Deed; (b) the Bonds being unconditionally and irrevocably guaranteed by the Issuer and each Guarantor (who is a Guarantor at the time of the Substitution) (save in the case of a Guarantor which is the substituted obligor), jointly and severally; and (c) the Bonds continuing to be convertible or exchangeable into Ordinary Shares mutatis mutandis as provided in these Conditions. In the case of such a Substitution the Trustee may agree, without the consent of the Bondholders, to a change of the law governing the Bonds and/or the Trust Deed provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Bondholders. Any such Substitution shall be binding on the Bondholders and shall be notified promptly to the Bondholders. 157958786 99 In connection with a Newco Scheme, at the request of the Issuer the Trustee shall, without the consent or approval of the Bondholders, concur with the Issuer in the Substitution in place of the Issuer (or any previous substituted Issuer) as principal debtor under the Trust Deed and the Bonds of Newco pursuant to and subject to the provisions set out in Condition 11(g). 14.4 Consolidation, Amalgamation, Merger In the case of any consolidation, amalgamation or merger of the Issuer with any other company (other than constituting a Change of Control or a consolidation, amalgamation or merger in which the Issuer is the continuing company), or in the case of any sale or transfer of all or, in the opinion of an Independent Adviser, substantially all of the assets of the Issuer, the Issuer will forthwith give notice thereof to the Trustee and to the Bondholders in accordance with Condition 17 of such event and take such steps as shall be necessary in the opinion of an Independent Adviser (including the execution of a deed supplemental to or amending the Trust Deed) to ensure that each Bond then outstanding will (during the period in which Conversion Rights may be exercised) be convertible into the class and amount of shares and other securities and property receivable upon such consolidation, amalgamation, merger, sale or transfer by a holder of the number of Ordinary Shares which would have become liable to be issued or transferred and delivered upon exercise of Conversion Rights immediately prior to such consolidation, amalgamation, merger, sale or transfer. The above provisions of this Condition 14.4 will apply, mutatis mutandis to any subsequent consolidations, amalgamations, mergers, sales or transfers. The Trustee shall be obliged, following receipt of a certificate signed by two authorised signatories of the Independent Adviser to the effect that the same are necessary in connection with this Condition 14.4, to take such steps and execute such documents as may be necessary to give effect to such consolidation, amalgamation or merger and shall not have regard to the interests of any Bondholder in so doing or have any liability to any person in respect thereof, provided always that the Trustee shall not be obliged to take such steps and execute such documents if in the opinion of the Trustee doing so would impose new or more onerous duties or obligations upon it or expose it to any additional duties, responsibilities or further liabilities or reduce or amend its rights and protections. 14.5 Entitlement of the Trustee In connection with the exercise of its functions (including but not limited to those referred to in this Condition 14) and the exercise or performance of any right, power, trust, authority, duty or discretion under or in relation to these Conditions (including, without limitation, in relation to any modification, waiver, authorisation, determination or substitution as referred to above), the Trustee shall (save as expressly provided otherwise) have regard to the interests of the Bondholders as a class but shall not have regard to any interests arising from circumstances particular to individual Bondholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of the exercise or performance of its trusts, powers or discretions for individual Bondholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political subdivision thereof, and the Trustee shall not be entitled to require, nor shall any Bondholder be entitled to claim, from the Issuer, the Guarantors, the Trustee or any other Person any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders. 15. ENFORCEMENT (a) The Trustee may at any time, at its discretion and without notice, take such proceedings and/or other steps or action (including lodging an appeal in any proceedings) against the Issuer or any Guarantor as it may think fit to enforce the provisions of the Bond Documents and the Bonds, but it shall not be bound to take any such proceedings or any other action in relation to the Bond Documents or the Bonds unless:

157958786 100 (i) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding; and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. (b) Notwithstanding the above: (i) the Trustee may refrain, without liability, from doing anything that would or might in its opinion be contrary to any law of any state or jurisdiction (including but not limited to the United States of America or any jurisdiction forming a part of it, the European Union and England and Wales) or any directive or regulation of any agency of any such state or jurisdiction and may, without liability, do anything which is, in its opinion, necessary to comply with any such law, directive or regulation; and (ii) the Trustee may also refrain from doing anything if it would otherwise render it liable to any Person in any state or jurisdiction or if, in its opinion, it would not have the power to do the relevant thing in that state or jurisdiction by virtue of any applicable law in that state or jurisdiction or if it is determined by any court or other competent authority in that state or jurisdiction that it does not have such power. (c) No Bondholder shall be entitled to: (i) take any steps or action against the Issuer or any Guarantor to enforce the performance of any of the provisions of the Bond Documents or the Bonds; or (ii) take any other proceedings (including lodging an appeal in any proceedings) in respect of or concerning the Issuer or any Guarantor, in each case unless the Trustee, having become bound to take any such action, steps or proceedings, fails so to do within a reasonable period and the failure shall be continuing. 16. THE TRUSTEE The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including relieving it from taking proceedings unless indemnified and/or secured and/or prefunded to its satisfaction. The Trustee is entitled to enter into business transactions with the Issuer, any Guarantor and any entity related to the Issuer or any Guarantor without accounting for any profit and to act as trustee for the holders of any other securities issued or guaranteed by, or relating to, the Issuer, any Guarantor and/or any member of the Group, to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such transactions or, as the case may be, any such trusteeship without regard to the interests of, or consequences for, the Bondholders and to retain and not be liable to account for any profit made or any other amount or benefit received thereby or in connection therewith. The Trustee may rely, without liability to Bondholders, on a report, confirmation, information or certificate from, or any opinion or advice of, any financial and/or professional adviser, financial institution or other expert (including, without limitation, an Independent Adviser), whether obtained by the Issuer, any Guarantor, the Trustee or otherwise and whether or not the liability of such expert in relation thereto is limited (by its terms or by any engagement letter relating thereto or in any other manner) by reference to a monetary cap, methodology or otherwise. 157958786 101 17. NOTICES All notices to Bondholders will be valid if published through the electronic communication system of Bloomberg. The Issuer shall also ensure that all notices are duly published in a manner which complies with the rules and regulations of any stock exchange or other relevant authority on which the Bonds are for the time being listed and/or admitted to trading. Any such notice shall be deemed to have been given on the date of such publication, or if published more than once or on different dates, on the first date on which publication is made. Notwithstanding the above, for so long as all the Bonds are represented by the Global Certificate and the Global Certificate is deposited with, and registered in the name of a nominee for, a common depositary for Euroclear Bank SA/NV (“Euroclear”) and/or Clearstream Banking S.A (“Clearstream, Luxembourg”), notices to Bondholders may instead be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg for transmission to relevant accountholders and such notices shall be deemed to have been given to Bondholders on the day of delivery to Euroclear and Clearstream, Luxembourg. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve. All notices to be given by Bondholders shall be in writing (with a copy to the Calculation Agent) and given by lodging the same, together with the Certificate representing the relevant Bonds, with the Principal Paying, Transfer and Conversion Agent or the Registrar. Notwithstanding the foregoing, in respect of any Bonds represented by the Global Certificate, such notice may be given by a Bondholder to the Principal Paying, Transfer and Conversion Agent or the Registrar through Euroclear and/or Clearstream, Luxembourg, as the case may be, in accordance with the operating procedures of such clearing system at the applicable time. 18. FURTHER ISSUES The Issuer may from time to time, without the consent of the Bondholders, create and issue further bonds having the same terms and conditions in all respects as the Bonds (or in all respects except for the first payment of interest on them or the first date on which Conversion Rights may be exercised) so as to be consolidated and form a single series with the Bonds (the “Further Bonds”). 19. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999 No Person shall have any right to enforce any term or condition of the Bonds under the Contracts (Rights of Third Parties) Act 1999. 20. GOVERNING LAW (a) The Trust Deed and the Bonds and any non-contractual obligations arising out of or in connection with them are governed by, and shall be construed in accordance with, English law. (b) The courts of England and Wales are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Trust Deed or the Bonds (and any non-contractual obligations arising out of or in connection with them) and accordingly any legal action or proceedings arising out of or in connection with the Trust Deed or the Bonds (“Proceedings”) may be brought in such courts. Each of the Issuer and the Guarantors has in the Trust Deed irrevocably submitted to the jurisdiction of such courts and has waived any objection to Proceedings in such courts 157958786 102 whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is made for the benefit of the Trustee and each of the Bondholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not). (c) Each of the Issuer and each Guarantor has irrevocably appointed Law Debenture Corporate Services Limited at its registered office from time to time as its agent in England and Wales to receive service of process in any Proceedings in England. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer and/or the Guarantors, the Issuer and the Guarantors shall notify the Trustee in writing and appoint a further person in England to accept service of process on its behalf and, failing such appointment within 14 days, the Trustee shall be entitled to appoint such a person by written notice to the Issuer and/or the Guarantors (as applicable). Nothing herein or in the Trust Deed shall affect the right to serve process in any other manner permitted by law. 157958786 103 Schedule 3 Provisions for Meetings of Bondholders 1. Definitions As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires: “Block Voting Instruction” means an English language document issued by a Paying, Transfer and Conversion Agent in which: (a) it is certified that on the date thereof Bonds represented by the Global Certificate or Definitive Certificates which are held in an account with any Clearing System (in each case not being Bonds in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such Block Voting Instruction or any adjournment thereof) are blocked in an account with a Clearing System and that no such Bonds will cease to be so blocked until the first to occur of: (i) the conclusion of the meeting specified in such Block Voting Instruction or any adjournment thereof (whichever is later); and (ii) the Bonds ceasing with the agreement of the Paying, Transfer and Conversion Agent to be so blocked and the giving of notice by the Paying, Transfer and Conversion Agent to the Issuer in accordance with paragraph 3(c) of the necessary amendment to the Block Voting Instruction; (b) it is certified that each holder of such Bonds has instructed such Paying, Transfer and Conversion Agent that the vote(s) attributable to the Bonds so blocked should be cast in a particular way in relation to the resolution(s) to be put to such meeting and that all such instructions are, during the period commencing 48 Hours prior to the time for which such meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment; (c) the aggregate principal amount of the Bonds so blocked is listed distinguishing with regard to each such resolution between those in respect of which instructions have been given that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and (d) one or more persons named in such Block Voting Instruction (each hereinafter called a “proxy”) is or are authorised and instructed by such Paying, Transfer and Conversion Agent to cast the votes attributable to the Bonds so listed in accordance with the instructions referred to in (c) above as set out in such Block Voting Instruction; “Chair” means the chairman of a meeting appointed in accordance with paragraph 4.3 “Clearing System” means Euroclear and/or Clearstream, Luxembourg and includes in respect of any Bond any clearing system on behalf of which such Bond is held or which is the holder or (directly or through a nominee) registered owner of a Bond, in either case whether alone or jointly with any other Clearing System(s). For the avoidance of doubt, the provisions of subclause 1.2(f) shall apply to this definition; “electronic platform” means any form of telephony or electronic platform or facility and includes, without limitation, telephone and video conference call and application technology systems;

157958786 104 “Eligible Person” means any one of the following persons who shall be entitled to attend and vote at a meeting: (a) a holder of a Bond in definitive form which is not held in an account with any Clearing System; (b) a bearer of any Voting Certificate; (c) a proxy specified in any Block Voting Instruction; and (d) a proxy appointed by a holder of a Bond in definitive form which is not held in an account with any Clearing System; “Extraordinary Resolution” means (i) a resolution passed at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent. of the votes cast, (ii) a Written Resolution or (iii) an Electronic Consent; “hybrid meeting” means a combined physical meeting and virtual meeting convened pursuant to this Schedule by the Issuer, a Guarantor or the Trustee at which persons may attend either at the physical location specified in the notice of such meeting or via an electronic platform; “meeting” means a meeting convened pursuant to this Schedule by the Issuer, a Guarantor or the Trustee and whether held as a physical meeting or as a virtual meeting or as a hybrid meeting; “physical meeting” means any meeting attended by persons present in person at the physical location specified in the notice of such meeting; “present” means physically present in person at a physical meeting or a hybrid meeting, or able to participate in or join a virtual meeting or a hybrid meeting held via an electronic platform; “Reserved Matter” has the meaning given in the Conditions. “virtual meeting” means any meeting held via an electronic platform; “Voting Certificate” means an English language certificate issued by a Paying, Transfer and Conversion Agent in which it is stated: (a) that on the date thereof Bonds represented by the Global Certificate or Definitive Certificates which are held in an account with any Clearing System (in each case not being Bonds in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate) are blocked in an account with a Clearing System and that no such Bonds will cease to be so blocked until the first to occur of: (i) the conclusion of the meeting specified in such Voting Certificate or any adjournment thereof (whichever is later); and (ii) the surrender of the Voting Certificate to the Paying, Transfer and Conversion Agent who issued the same; and (b) that the bearer thereof is entitled to attend and vote at such meeting in respect of the Bonds represented by such Voting Certificate; “Written Resolution” means a resolution in writing signed by or on behalf of the holders of not less than 75 per cent. in principal amount of the Bonds outstanding. “24 Hours” means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying, Transfer and Conversion Agents have their specified offices 157958786 105 (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and “48 Hours” means a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying, Transfer and Conversion Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid. For the purposes of calculating a period of “Clear Days” in relation to a meeting, no account shall be taken of the day on which the notice of such meeting is given (or, in the case of an adjourned meeting, the day on which the meeting to be adjourned is held) or the day on which such meeting is held. All references in this Schedule to a “meeting” shall, where the context so permits, include any relevant adjourned meeting. All references in this Schedule to the Principal Paying, Transfer and Conversion Agent or any other Paying, Transfer and Conversion Agent shall include, where the context so permits, such other agent appointed by the Issuer for the purposes specified in this Schedule. 2. Evidence of Entitlement to Attend and Vote A holder of a Bond represented by the Global Certificate or a Definitive Certificate which is held in an account with any Clearing System may require the issue by a Paying, Transfer and Conversion Agent of Voting Certificates and Block Voting Instructions in accordance with the terms of paragraph 3.1. For the purposes of paragraph 3.1, the Principal Paying, Transfer and Conversion Agent and each Paying, Transfer and Conversion Agent shall be entitled to rely, without further enquiry, on any information or instructions received from a Clearing System and shall have no liability to any holder or other person for any loss, damage, cost, claim or other liability occasioned by its acting in reliance thereon, nor for any failure by a Clearing System to deliver information or instructions to the Principal Paying, Transfer and Conversion Agent or any Paying, Transfer and Conversion Agent. The holder of any Voting Certificate or the proxies named in any Block Voting Instruction shall for all purposes in connection with the relevant meeting be deemed to be the holder of the Bonds to which such Voting Certificate or Block Voting Instruction relates. 3. Procedure for issue of Voting Certificates, Block Voting Instructions and Proxies 3.1 Global Certificate and Definitive Certificates held in a Clearing System-Voting Certificate A holder of a Bond (not being a Bond in respect of which Block Voting Instructions have been issued) represented by the Global Certificate or which is in definitive form and is held in an account with any Clearing System may procure the delivery of a Voting Certificate in respect of such Bond by giving notice to the Clearing System through which such holder’s interest in the Bond is held specifying by name a person (an “Identified Person”) (which need not be the holder themself) to collect the Voting Certificate and attend and vote at the meeting. The relevant Voting Certificate will be made available at or shortly prior to the commencement of the meeting by the Principal Paying, Transfer and Conversion Agent against presentation by such Identified Person of the form of identification previously notified by such holder to the Clearing System. The Clearing System may prescribe forms of identification (including, 157958786 106 without limitation, a passport or driving licence) which it deems appropriate for these purposes. Subject to receipt by the Principal Paying, Transfer and Conversion Agent from the Clearing System, no later than 24 Hours prior to the time for which such meeting is convened, of notification of the principal amount of the Bonds to be represented by any such Voting Certificate and the form of identification against presentation of which such Voting Certificate should be released, the Principal Paying, Transfer and Conversion Agent shall, without any obligation to make further enquiry, make available Voting Certificates against presentation of the form of identification corresponding to that notified. 3.2 Global Certificate and Definitive Certificates held in a Clearing System-Block Voting Instruction A holder of a Bond (not being a Bond in respect of which a Voting Certificate has been issued) represented by the Global Certificate or which is in definitive form and is held in an account with any Clearing System may require the Principal Paying, Transfer and Conversion Agent to issue a Block Voting Instruction in respect of such Bond by first instructing the Clearing System through which such holder’s interest in the Bond is held to procure that the votes attributable to such Bond should be cast at the meeting in a particular way in relation to the resolution or resolutions to be put to the meeting. Any such instruction shall be given in accordance with the rules of the Clearing System then in effect. Subject to receipt by the Principal Paying, Transfer and Conversion Agent of instructions from the Clearing System, no later than 24 Hours prior to the time for which such meeting is convened, of notification of the principal amount of the Bonds in respect of which instructions have been given and the manner in which the votes attributable to such Bonds should be cast, the Principal Paying, Transfer and Conversion Agent shall, without any obligation to make further enquiry, appoint a proxy to attend the meeting and cast votes in accordance with such instructions by issuing one or more Block Voting Instructions. 3.3 Definitive Certificates not held in a Clearing System -appointment of proxy (a) A holder of Bonds in definitive form and not held in an account with any Clearing System may, by an instrument in writing in the English language (a “form of proxy”) signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar or any Paying, Transfer and Conversion Agent not less than 48 Hours before the time fixed for the relevant meeting, appoint any person (a “proxy”) to act on their behalf in connection with any meeting. (b) Any proxy appointed pursuant to subparagraph (a) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting, to be the holder of the Bonds to which such appointment relates and the holders of the Bonds shall be deemed for such purposes not to be the holders. 3.4 Each Block Voting Instruction, together (if so requested by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying, Transfer and Conversion Agent, and each form of proxy shall be deposited by the relevant Paying, Transfer and Conversion Agent or (as the case may be) by the Registrar at such place as the Trustee shall approve not less than 24 Hours before the time appointed for holding the meeting at which the proxy or proxies named in the Block Voting Instruction or form of proxy proposes to vote, and in default the Block Voting Instruction or form of proxy shall not be treated as valid unless the Chair of the meeting decides otherwise before such meeting proceeds to business. A copy of each Block Voting Instruction and form of proxy shall be deposited with the Trustee before the commencement of the meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxy or proxies named in any such Block Voting Instruction or form of proxy. 157958786 107 3.5 Any vote given in accordance with the terms of a Block Voting Instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or form of proxy or of any of the instructions of the relevant holder or the relevant Clearing System (as the case may be) pursuant to which it was executed provided that no intimation in writing of such revocation or amendment has been received from the relevant Paying, Transfer and Conversion Agent (in the case of a Block Voting Instruction) or from the holder thereof (in the case of a proxy appointed pursuant to paragraph 3.3) by the Issuer at its registered office (or such other place as may have been required or approved by the Trustee for the purpose) by the time being 24 Hours (in the case of a Block Voting Instruction) or 48 Hours (in the case of a proxy) before the time appointed for holding the meeting at which the Block Voting Instruction or form of proxy is to be used. 4. Convening of Meetings, Quorum and Adjourned Meetings 4.1 The Issuer, a Guarantor or the Trustee may at any time convene a meeting or commence an Electronic Consent process, and the Issuer shall upon a requisition in writing in the English language signed by the holders of not less than ten per cent. in principal amount of the Bonds for the time being outstanding convene a meeting or commence an Electronic Consent process and if the Issuer makes default for a period of seven days in doing so the same may be convened or commenced by the Trustee (subject to the Trustee being indemnified and/or secured and/or prefunded to its satisfaction against all costs and expenses and receipt by the Trustee of all necessary information in order to do so, as determined by the Trustee in its sole discretion). Every physical meeting shall be held at a time and place approved by the Trustee. Every virtual meeting shall be held via an electronic platform and at a time approved by the Trustee. Every hybrid meeting shall be held at a time and place and via an electronic platform approved by the Trustee. 4.2 At least 21 Clear Days’ notice specifying the day and time of meeting and manner in which it is to be held, and if a physical meeting or hybrid meeting is to be held, the place of the meeting, shall be given to the holders prior to any meeting in the manner provided by Condition 17. Unless the Trustee otherwise agrees, the notice shall specify the nature of the resolutions to be proposed and shall explain how Bondholders may appoint proxies or representatives, obtain Voting Certificates and use Block Voting Instructions and the details of the time limits applicable. With respect to a virtual meeting or a hybrid meeting, each such notice shall set out such other and further details as are required under paragraph 7. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened and, in the case of an Extraordinary Resolution, shall specify in such notice the terms of such resolution and may state fully the effect on the holders of such resolution, if passed. A copy of the notice shall be sent to the Trustee (unless the meeting is convened by the Trustee), to the Issuer (unless the meeting is convened by the Issuer) and to each Guarantor (unless the meeting is convened by such Guarantor). 4.3 A person (who may but need not be a holder) nominated in writing by the Trustee shall be entitled to take the chair at the relevant meeting, but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting the holders present shall choose one of their number to be Chair, failing which the Issuer may appoint a Chair. The Chair of an adjourned meeting need not be the same person as was Chair of the meeting from which the adjournment took place. 4.4 At any such meeting one or more Eligible Persons present and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Bonds for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chair) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more Eligible Persons holding or

157958786 108 representing more than 50% in principal amount of the Bonds for the time being outstanding provided that at any meeting the business of which includes any Reserved Matter (each of which shall only be capable of being effected after having been approved by Extraordinary Resolution), the quorum shall be one or more Eligible Persons present and holding or representing in the aggregate not less than two-thirds of the principal amount of the Bonds for the time being outstanding. 4.5 If within 15 minutes (or such longer period not exceeding 30 minutes as the Chair may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of holders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 Clear Days nor more than 42 Clear Days, and to such place as may be appointed by the Chair either at or subsequent to such meeting and approved by the Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chair may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chair shall dissolve such meeting or (with the approval of the Trustee) adjourn the same for such period, being not less than 13 Clear Days (but without any maximum number of Clear Days), and to such place as may be appointed by the Chair either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. 4.6 At any adjourned meeting one or more Eligible Persons present (whatever the principal amount of the Bonds so held or represented by them) shall (subject as provided below) form a quorum and shall have power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present provided that at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 4.4 shall be one or more Eligible Persons present and holding or representing in the aggregate not less than one- third of the principal amount of the Bonds for the time being outstanding. 4.7 Unless set out in the notice convening the meeting, notice of any meeting adjourned through want of quorum at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 4.2 and such notice shall state the required quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting. 4.8 The party or person who convened a meeting may, at any time prior to the date of such meeting, cancel the meeting by giving notice to the Bondholders in the manner provided by Condition 17, provided that (a) such notice of cancellation is given not less than 5 Clear Days prior to the date of the meeting (or, if such meeting has been convened by the Trustee, such shorter period as the Trustee may approve) and (b) a copy of such notice of cancellation is given to the Trustee (unless the meeting was convened by the Trustee), to the Issuer (unless the meeting was convened by the Issuer) and to each Guarantor (unless the meeting was convened by such Guarantor). Any meeting cancelled in accordance with this paragraph 4.8 shall be deemed not to have been convened. For the avoidance of doubt, any Bonds blocked in connection with a cancelled meeting shall be released promptly following such cancellation. 5. Conduct of Business at Meetings 5.1 At a meeting which is held only as a physical meeting, every question submitted to such meeting shall be decided in the first instance by a show of hands. A poll may be demanded (before or 157958786 109 on the declaration of the result of the show of hands) by the Chair, the Issuer, any Guarantor, the Trustee or any Eligible Person (whatever the amount of the Bonds so held or represented by such Eligible Person). 5.2 At any meeting, unless a poll is duly demanded, a declaration by the Chair that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution. 5.3 Subject to paragraph 5.13, if at any such meeting a poll is so demanded it shall be taken in such manner and, subject as hereinafter provided, either at once or after an adjournment as the Chair directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded. 5.4 The Chair may, with the consent of (and shall if directed by) a clear majority of the Eligible Persons attending any such meeting, adjourn the same from time to time and from place to place; but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. 5.5 Any poll demanded at any such meeting on the election of a Chair or on any question of adjournment shall be taken at the meeting without adjournment. 5.6 At a virtual meeting or a hybrid meeting, a resolution put to the vote of the meeting shall be decided on a poll, and any such poll will be deemed to have been validly demanded at the time fixed for holding the meeting to which it relates. 5.7 The following may attend, participate and speak at any meeting: (a) Bondholders, any proxies and agents; (b) the Chair; and (c) the Issuer, the Guarantors and the Trustee (through their respective representatives) and their respective financial and legal advisers. No-one else may attend, participate and/or speak. No person shall be entitled to vote at any meeting in respect of Bonds which are deemed to be not outstanding by virtue of the proviso to the definition of “outstanding” in Clause 1. 5.8 At any meeting: (a) on a show of hands every Eligible Person present shall have one vote; and (b) on a poll every Eligible Person present shall have one vote in respect of each USD1 or such other amount as the Trustee may in its absolute discretion stipulate in principal amount of the Bonds held or represented by such Eligible Person. Without prejudice to the obligations of the proxies named in any Block Voting Instruction or form of proxy, any Eligible Person entitled to more than one vote need not use all their votes or cast all the votes to which they are entitled in the same way. 5.9 The proxies named in any Block Voting Instruction or form of proxy need not be holders. Nothing herein shall prevent any of the proxies named in any Block Voting Instruction or form of proxy from being a director, officer or representative of or otherwise connected with the Issuer or any Guarantor. 5.10 A meeting shall in addition to the powers hereinbefore given have the following powers exercisable (without prejudice to any powers conferred on other persons by this Trust Deed) only by Extraordinary Resolution (subject, in the case of an Extraordinary Resolution to be 157958786 110 proposed at a meeting, to the provisions relating to quorum contained in paragraphs 4.4 and 4.6) namely: (a) Power to sanction any compromise or arrangement proposed to be made between the Issuer, the Guarantors, the Trustee, any Appointee and the holders or any of them. (b) Power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Trustee, any Appointee, the holders or the Issuer or the Guarantors against any other or others of them or against any of their property whether such rights arise under these presents or otherwise. (c) Power to assent to any modification of the provisions of these presents which is proposed by the Issuer, the Guarantors, the Trustee. (d) Power to give any authority or sanction which under the provisions of these presents is required to be given by Extraordinary Resolution. (e) Power to appoint any persons (whether holders or not) as a committee or committees to represent the interests of the holders and to confer upon such committee or committees any powers or discretions which the holders could themselves exercise by Extraordinary Resolution. (f) Power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of these presents. (g) Power to discharge or exonerate the Trustee and/or any Appointee from, or indemnify the Trustee and/or any Appointee against, all liability in respect of any act or omission for which the Trustee and/or such Appointee may have become responsible under these presents. (h) Power to authorise the Trustee and/or any Appointee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution. (i) To waive any breach or authorise any proposed breach by the Issuer or any Guarantor of its obligations under or in respect of the Trust Deed or the Bonds or any act or omission which might otherwise constitute an Event of Default under the Bonds. (j) Power to sanction any scheme or proposal for the exchange or sale of the Bonds for or the conversion of the Bonds into or the cancellation of the Bonds in consideration of shares, stock, Bonds, bonds, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, Bonds, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the holders to execute an instrument of transfer of the Bonds held by them in favour of the persons with or to whom the Bonds are to be exchanged or sold respectively. (k) Power to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under these presents. 5.11 An Extraordinary Resolution shall be binding on all the Bondholders, whether or not present at the meeting, and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an Extraordinary Resolution to Bondholders within 14 days but failure to do so shall not invalidate the resolution. 157958786 111 5.12 Minutes of all resolutions and proceedings at every meeting shall be made and entered in books to be from time to time provided for that purpose by the Issuer and any such minutes as aforesaid, if purporting to be signed by the Chair of the meeting at which such resolutions were passed or proceedings transacted, shall be conclusive evidence of the matters therein contained and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted. 5.13 Subject to all other provisions of these presents the Trustee may without the consent of the Bondholders (i) concur with the Issuer or a Guarantor in prescribing further regulations regarding the holding of meetings and attendance and voting at them or (ii) prescribe further regulations regarding the holding of meetings and attendance and voting at them or the passing of Electronic Consents or Written Resolutions, if, in either case, the Trustee is of the opinion that such regulations are not materially prejudicial to the interests of the Bondholders. Such regulations may include (without limitation) such requirements as the Trustee thinks reasonable to satisfy itself that the persons who purport to make any requisition in accordance with this Trust Deed are entitled to do so and as to the form of Voting Certificates or Block Voting Instructions so as to satisfy itself that persons who purport to attend or vote at a meeting are entitled to do so and/or to facilitate the holding of a virtual meeting or a hybrid meeting. Notice of any such further or alternative regulations may, at the sole discretion of the Trustee, be given to holders in accordance with Condition 17 at the time of service of any notice convening a meeting or at such other time as the Trustee may decide. 6. Written Resolution and Electronic Consent Subject to the following sentence, a Written Resolution may be contained in one document or in several documents in like form, each signed by or on behalf of one or more of the Bondholders. For so long as the Bonds are in the form of a Global Certificate registered in the name of any nominee for, one or more of Euroclear, Clearstream, Luxembourg or any other alternative clearing system, then, in respect of any resolution proposed by the Issuer, a Guarantor or the Trustee: (a) Electronic Consent: Where the terms of the resolution proposed by the Issuer, the relevant Guarantor or the Trustee (as the case may be) have been notified to the Bondholders through the relevant clearing system(s) as provided in sub-paragraphs (i) and/or (ii) below, each of the Issuer, the relevant Guarantor and the Trustee shall be entitled to rely upon approval of such resolution given by way of electronic instructions in favour of the resolution communicated through the electronic communications systems of the relevant clearing system(s) to the Specified Agent in accordance with their operating rules and procedures by or on behalf of the holders of the Required Proportion of the Bonds outstanding (“Electronic Consent”) by close of business on the Relevant Date. Any resolution passed in such manner shall be binding on all Bondholders, even if the relevant instruction proves to be defective. None of the Issuer, the relevant Guarantor, the Principal Paying, Transfer and Conversion Agent, the Specified Agent or the Trustee shall be liable or responsible to anyone for such reliance. For a resolution to be passed as an Electronic Consent, notice shall be given by the Proposer to the Bondholders through the relevant clearing system(s) (the “Initial Notice”). The Initial Notice (and any subsequent notice referred to in this paragraph 6) shall specify, in sufficient detail to enable Bondholders to give their instructions in relation to the proposed resolution, the method by which their instructions may be given (including, where applicable, blocking of their accounts in the relevant clearing system(s)) and the Relevant Date by which they must be received in order for such instructions to be validly given, in each case subject to and in accordance with the operating rules and procedures of the relevant clearing system(s).

(i) If, by close of business on the Relevant Date on which the instructions in respect of an Electronic Consent are due to be received, the instructions in favour of the resolution do not represent the Required Proportion, the resolution shall be defeated, *provided that* the party proposing such resolution (the "**Proposer**") may (where applicable), following the Relevant Date (Optional Determination) or the Relevant Date (Determination) only, promptly give a further notice to Bondholders (A) that instructions representing the Required Proportion were not received in favour of the original resolution, (B) that the resolution will be proposed again and (C) specifying the new Relevant Date.

(ii) The results of an Electronic Consent shall be promptly notified by the Proposer in writing to the other party or parties to the Trust Deed, the Paying, Transfer and Conversion Agents and (if the Issuer is not the Proposer, subject to receipt by it of such notice from the Proposer) by the Issuer to the Bondholders.

For the purposes of this paragraph 6:

"**Relevant Date**" means:

(i) if the Proposer elects to set a Relevant Date (Optional Determination) in the Initial Notice to Bondholders, the date which falls at least 10 days following the date of the Initial Notice, or such earlier date as the Proposer may propose (exclusive of the day on which the Initial Notice is given) (such date, the "**Relevant Date (Optional Determination)**"); or

(ii) if either:

(A) the Proposer elected not to set a Relevant Date (Optional Determination) in the Initial Notice; or

(B) the Proposer elected to set a Relevant Date (Optional Determination) and the Required Proportion of instructions were not received by close of business on the Relevant Date (Optional Determination) and the Proposer did not determine the resolution to be deemed to be defeated, the date which falls at least 21 days following the date of the Initial Notice to Bondholders (exclusive of the day on which the Initial Notice was given) (such date, the "**Relevant Date (Determination)**"); or

(iii) if the Required Proportion of instructions were not received by close of business on the Relevant Date (Determination) and the Proposer did not determine the resolution to be defeated, the date which is notified to Bondholders by the Proposer in a further notice, such date being not less than 13 Clear Days nor more than 42 Clear Days following the Relevant Date (Determination) (such date, the "**Relevant Date (Final Determination)**"), provided that:

(A) if the Issuer and the Trustee agree that a Relevant Date (Final Determination) should not be set; or

(B) if the Minimum Proportion was reached but the Required Affirmative Proportion of instructions was not received as at close of business on the Relevant Date (Determination),

this sub-paragraph (iii) shall not apply and the resolution shall be deemed to be defeated.

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"**Required Proportion**" means:

(i) in respect of instructions in favour of the resolution received by close of business on the Relevant Date (Optional Determination), 75 per cent. of the aggregate principal amount of the Bonds outstanding; and

(ii) in respect of instructions received in connection with the resolution by close of business on the Relevant Date (Determination) or the Relevant Date (Final Determination), 75 per cent. or more of all instructions received are in favour of the resolution (the "**Required Affirmative Proportion**"), provided that (other than in cases marked "No minimum proportion") the aggregate principal amount of Bonds represented by all instructions received by close of business on the applicable Relevant Date (the "**Minimum Proportion**") is greater than the percentage set out under Column 2 or 3 (as applicable) of the table below:

Column 1 **Purpose of Electronic Consent:**	**Column 2** **Minimum Proportion at Relevant Date (Determination)**	**Column 3** **Minimum Proportion at Relevant Date (Final Determination)**
To pass an Extraordinary Resolution in relation to a Reserved Matter	66⅔ per cent.	33⅓ per cent.
To pass any other Extraordinary Resolution	50 per cent.	No minimum proportion
Any other purpose	10 per cent.	No minimum proportion

"**Specified Agent**" means an agent appointed or engaged by the Issuer from time to time to assist the Proposer with any administrative function related to a resolution including, but not limited to, counting instructions, determining whether the Required Affirmative Proportion or Minimum Proportion have been achieved on the Relevant Date and communicating with the Bondholders, the clearing systems, the Proposer and any other agent of the Proposer. Any determination of a Specified Agent will, in absence of manifest error, be binding on the Bondholders.

For the avoidance of doubt, an Electronic Consent may only be used in relation to a resolution proposed by the Issuer, a Guarantor or the Trustee which is not then the subject of a meeting that has been validly convened in accordance with paragraph 4.1 above, unless that meeting is or shall be cancelled or dissolved.

An Electronic Consent may be cancelled by the Proposer by giving at least 3 days' notice (exclusive of the day on which the notice is given) to the Bondholders (with a copy to the Trustee where such Electronic Consent was proposed by the Issuer or a Guarantor or to the Issuer where such Electronic Consent was proposed by the Trustee).

(b) ***Written Resolution***: where Electronic Consent is not being sought, for the purpose of determining whether a Written Resolution has been validly passed, the Issuer, the Guarantors and the Trustee shall be entitled to rely on consent or instructions given in writing directly to the Issuer, the Guarantors and/or the Trustee, as the case may be, by accountholders in the clearing system with entitlements to such Global Certificate and/or, where the accountholders hold any such entitlement on behalf of another person, on written consent from or written instruction by the person for whom such entitlement is ultimately beneficially held, whether such beneficiary holds directly with the accountholder or via one or more intermediaries and provided that, in each case, the Issuer, the Guarantors and/or the Trustee have obtained commercially reasonable evidence to ascertain the validity of such holding and have taken reasonable steps to

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ensure that such holding does not alter following the giving of such consent or instruction and prior to the effecting or implementation of such consent or instruction. Any resolution passed in such manner shall be binding on all Bondholders, even if the relevant consent or instruction proves to be defective. As used in this paragraph, "**commercially reasonable evidence**" includes any certificate or other document issued by Euroclear, Clearstream, Luxembourg or any other relevant alternative clearing system, and/or issued by an accountholder of them or an intermediary in a holding chain, in relation to the holding of interests in the Bonds. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear's EasyWay or Clearstream, Luxembourg's Xact Web Portal) in accordance with its usual procedures and in which the accountholder of a particular principal amount of the Bonds is clearly identified together with the amount of such holding. None of the Issuer, the Guarantors or the Trustee shall be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by any such person and subsequently found to be forged or not authentic.

A Written Resolution and/or Electronic Consent shall take effect as an Extraordinary Resolution. A Written Resolution and/or Electronic Consent will be binding on all Bondholders, whether or not they participated in such Written Resolution and/or Electronic Consent.

7. Additional Provisions applicable to Virtual and/or Hybrid Meetings

The Issuer, a Guarantor (in each case, with the Trustee's prior approval) or the Trustee in its sole discretion may decide to hold a virtual meeting or a hybrid meeting and, in such case, shall provide details of the means for Bondholders or their proxies or representatives to attend, participate in and/or speak at the meeting, including the electronic platform to be used.

Without prejudice to paragraph 5.7, the Issuer, a Guarantor or the Chair or the Trustee in its sole discretion may make any arrangement and impose any requirement or restriction as is necessary to ensure the identification of those entitled to take part in the virtual meeting or hybrid meeting and the suitability of the electronic platform. All documentation that is required to be passed between persons at or for the purposes of the virtual meeting or persons attending the hybrid meeting via the electronic platform (in each case, in whatever capacity) shall be communicated by email (or such other medium of electronic communication as the Trustee may approve), *provided that* the Issuer or the relevant Guarantor or its agent(s) shall be solely responsible for facilitating the distribution of all such documentation unless the meeting shall have been convened by the Trustee.

All resolutions put to a virtual meeting or a hybrid meeting shall be voted on by a poll in accordance with paragraphs 5.3 to 5.8 above (inclusive).

Persons seeking to attend, participate in, speak at or join a virtual meeting or a hybrid meeting via the electronic platform, shall be responsible for ensuring that they have access to the facilities (including, without limitation, IT systems, equipment and connectivity) which are necessary to enable them to do so.

In determining whether persons are attending, participating in or joining a virtual meeting or a hybrid meeting via the electronic platform, it is immaterial whether any one or more persons attending it are in the same physical location as each other or how they are able to communicate with each other.

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One or more persons who are not in the same physical location as each other attend a virtual meeting or a hybrid meeting if their circumstances are such that if they have (or were to have) rights to speak or vote at that meeting, they are (or would be) able to exercise them.

In the case of a virtual meeting or a hybrid meeting via the electronic platform only, the Chair reserves the right to take such steps as the Chair shall determine in its absolute discretion to avoid or minimise disruption at the meeting, which steps may include (without limitation), muting the electronic connection to the meeting of the person causing such disruption for such period of time as the Chair may determine.

A person is able to exercise the right to speak at a virtual meeting or a hybrid meeting when that person is in a position to communicate to all those attending the meeting, during the meeting, as contemplated by the relevant provisions of this Schedule.

A person is able to exercise the right to vote at a virtual meeting or a hybrid meeting when:

(a) that person is able to vote, during the meeting, on resolutions put to the vote at the meeting; and

(b) that person's vote can be taken into account in determining whether or not such resolutions are passed contemporaneously with the votes of all the other persons attending the meeting who are entitled to vote at such meeting.

The Trustee shall not be responsible or liable to the Issuer, any Guarantor or any other person for the choice or security of the electronic platform used for any virtual meeting or hybrid meeting or for accessibility or connectivity or the lack of accessibility or connectivity to any virtual meeting or hybrid meeting, notwithstanding any approval that may have been provided by the Trustee to the Issuer or any Guarantor.

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157958786 116 Schedule 4 Form of Authorised Signatories Certificate [On the Headed Paper of the Issuer] To: [●] [Date] Harmony Gold Mining Company Limited U.S.$ 500,000,000 1.500 per cent. Guaranteed Senior Unsecured Convertible Bonds due 2031 This certificate is delivered to you in accordance with Clause 12.1(e) of the Trust Deed dated 29 September 2026 (as amended, modified, restated and/or supplemented from time to time, the “Trust Deed”) and made between Harmony Gold Mining Company Limited (the “Issuer”), each of [●] (together, the “Guarantors”) and Citibank, N.A., London Branch (the “Trustee”). All words and expressions defined in the Trust Deed shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein. We hereby certify that: (a) to the best of our knowledge, as at [●]1, no Event of Default, Potential Event of Default, De- listing Event or Change of Control existed [other than [●]]2 and no Event of Default, Potential Event of Default, De-listing Event or Change of Control had existed or happened at any time since [●]3 [the certification date (as defined in the Trust Deed) of the last certificate delivered under Clause12.1(e)]4 [other than [●]]5; and (b) from and including [●]6 [the certification date of the last certificate delivered under Clause 12.1(e)]7 to and including [●]8, [each of] the Issuer and the Guarantors has complied in all respects with its obligations under these presents (as defined in the Trust Deed) [other than [●]]9. 1 Specify a date not more than 7 days before the date of delivery of the certificate. 2 If any Event of Default, Potential Event of Default, De-listing Event or Change of Control did exist, give details; otherwise delete. 3 Insert date of Trust Deed in respect of the first certificate delivered under Clause 12(e), otherwise delete. 4 Include unless the certificate is the first certificate delivered under Clause 12(e), in which case delete. 5 If any Event of Default, Potential Event of Default, De-listing Event or Change of Control did exist or had happened, give details; otherwise delete. 6 If the Issuer and/or any Guarantor has failed to comply with any obligation(s), give details; otherwise delete. 157958786 117 for and on behalf of [●] ………………………………………… Authorised Signatory ………………………………………… Authorised Signatory 157958786 118 Schedule 5 Form of Deed of Accession To: Citibank, N.A., London Branch (the “Trustee”) Copy: The Agents (as defined in the Trust Deed) [Date] To whom it may concern, Harmony Gold Mining Company Limited (the “Issuer”) U.S.$ 500,000,000 1.500 per cent. Guaranteed Senior Unsecured Convertible Bonds due 2031 (the “Bonds”) We refer to the trust deed relating to the Bonds dated 29 September 2026 between, among others, Citibank, N.A., London Branch in its capacity as Trustee and the Issuer (as the same may be amended, substituted or restated from time to time, the “Trust Deed”). Expressions which are given defined meanings in the Trust Deed and terms and conditions of the Bonds have the same meanings herein. This deed (this “Deed of Accession”) shall take effect as a Deed of Accession for the purposes of the Trust Deed and the Agency Agreement. It is agreed as follows: As required by Condition 1.7 and Clause 5 of the Trust Deed, [Name of additional Guarantor] hereby: (a) agrees to become a Guarantor from and including the date hereof and to get the benefit of and be bound by the terms of the Bonds and the Bond Documents pursuant to Condition 1.7 and Clause 5 of the Trust Deed; (b) agrees to be party to the Trust Deed, the Calculation Agency Agreement and the Agency Agreement, undertakes to perform all the obligations expressed to be assumed by a Guarantor under the Trust Deed, the Calculation Agency Agreement and the Agency Agreement (including, without limitation, to, on a joint and several basis with each other Guarantor, unconditionally and irrevocably guarantee, to the maximum extent permitted by law, the due payment of all moneys payable by the Issuer and any other Guarantor under the Bonds and the Bond Documents) and agrees that it shall be bound by all the provisions of the Trust Deed, the Calculation Agency Agreement and the Agency Agreement as if it had been an original party to the Trust Deed, the Calculation Agency Agreement and the Agency Agreement; (c) waives and shall not in any manner whatsoever claim or take the benefit or advantage of any rights of reimbursement, indemnity or subrogation or any other rights against the Issuer or another of its Subsidiaries as a result of any payment by it under its Guarantee; (d) certifies that it is a company duly incorporated under the laws of, and tax resident in, [●] and registered under number [●]; (e) certifies that no Event of Default or Potential Event of Default has occurred and is continuing and no such event would be caused by or otherwise result from its accession as a Guarantor of the Issuer’s payment obligations under the Bonds; 157958786 119 (f) certifies that it is solvent as at the date hereof and will be immediately following its accession; (g) as at the date hereof, it is tax resident in [●]; and (h) confirms that its notice details for the purposes of the Trust Deed, the Calculation Agency Agreement and the Agency Agreement are as follows: Address: [●] Attention: [●] Email: [●] This Deed of Accession and any non-contractual obligations arising out of or in connection with it are governed by English law. Clause 26 of the Trust Deed applies to this Deed of Accession to the same extent and with the same force as if fully set forth herein. In witness whereof this Deed of Accession has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first before written. Guarantor EXECUTED as a deed by [●] acting by _____________________________________ being a person who, in accordance with the laws of the [●], is duly authorised by [●] to sign on its behalf, in the presence of: ………………………………………. ……………………………………….

(Signature Page to the Trust Deed) 157958786 Signatories Issuer Executed as a Deed by Harmony Gold Mining Company Limited acting by: ................................................................ ................................................................ Beyers Bosman Nel (Signature Page to the Trust Deed) 157958786 Guarantors Executed as a Deed by African Rainbow Minerals Gold Limited acting by: ................................................................ ................................................................ Beyers Bosman Nel (Signature Page to the Trust Deed) 157958786 Executed as a Deed by Avgold Limited acting by: ................................................................ ................................................................ Beyers Bosman Nel (Signature Page to the Trust Deed) 157958786 Executed as a Deed by Chemwes Proprietary Limited acting by: ................................................................ ................................................................ Harry Ephraim Mashego

Docusign Envelope ID: 68AF804E-6759-8629-8378-4D72C11BCA33

Executed as a **Deed** by **Cobar Management Pty. Limited** acting by:

Signed by:
3944ODFC7513478...
Jacob Boshoff

DocuSigned by:
3CF03497F0CC4BC...
Stuart MacKenzie

(*Signature Page to the Trust Deed*)

157958786

Docusign Envelope ID: 68AF804E-6759-8629-8378-4D72C11BCA33

Executed as a **Deed** by **Eva Copper Mine Pty Ltd** acting by:

Signed by:

BCDC889C6E7B442...

Aubrey Testa

....

DocuSigned by:

3CF03497F0CC4BC...

Stuart MacKenzie

....

(*Signature Page to the Trust Deed*)

157958786

Executed as a **Deed** by **Freegold (Harmony) Proprietary Limited** acting by:

Beyers Bosman Nel

....

Boipelo Pride Lekubo

....

(*Signature Page to the Trust Deed*)

157958786

Executed as a **Deed** by **Golden Core Trade and Invest Proprietary Limited** acting by:

Mashego Mashego Harry Ephraim Mashego

....

[signature] Neil Terblanche

....

(*Signature Page to the Trust Deed*)
157958786

Executed as a **Deed** by **Harmony Copper Limited** acting by:

Beyers Bosman Nel

....

Boipelo Pride Lekubo

....

(*Signature Page to the Trust Deed*)

157958786

Docusign Envelope ID: 68AF804E-6759-8629-8378-4D72C11BCA33

Executed as a **Deed** by **Harmony Gold (Australia) Pty Limited** acting by:

Signed by:
39446DFC7513478...
Jacob Boshoff

DocuSigned by:
3CF03497F0CC4BC...
Stuart MacKenzie

(*Signature Page to the Trust Deed*)
157958786

Executed as a **Deed** by **Harmony Moab Khotsong Operations Proprietary Limited** acting by:

Signed by:Mashego Mashego
Signed at:2026-09-26 18:48:17 +02:00
Reason:Witnessing Mashego Mashego

Mashego Mashego

Harry Ephraim Mashego

....

Signed by:Herman Machiel Perry
Signed at:2026-09-26 14:17:45 +02:00
Reason:Witnessing Herman Machiel Perry

Herman Machiel Perry

....

(*Signature Page to the Trust Deed*)

157958786

Docusign Envelope ID: 68AF804E-6759-8629-8378-4D72C11BCA33

Executed as a **Deed** by **MAC Copper Limited** acting by:

Signed by:
39446DFC7513478...
Jacob Boshoff
....

DocuSigned by:
3CF03497F0CC4BC...
Stuart MacKenzie
....

(*Signature Page to the Trust Deed*)
157958786

(Signature Page to the Trust Deed) 157958786 Executed as a Deed by Metals Acquisition Corp. (Australia) Pty Ltd acting by: ................................................................ ................................................................ Jacob Boshoff Stuart MacKenzie (Signature Page to the Trust Deed) 157958786 Executed as a Deed by Randfontein Estates Limited acting by: ................................................................ ................................................................ Signed by:Boipelo Pride Lekubo Signed at:2026-09-27 02:38:55 +02:00 Reason:Witnessing Boipelo Pride Lekubo Beyers Bosman Nel